UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Liberty Broadband Corporation

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)
and 0-11

LIBERTY BROADBAND CORPORATION 12300 Liberty Boulevard Englewood, Colorado 80112 (720) 875-5700

DEAR FELLOW STOCKHOLDER:
You are cordially invited to attend the 2024 annual meeting of stockholders of Liberty Broadband Corporation to be held at 8:15 a.m., Mountain time, on June 10, 2024. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2024. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 10, 2024.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning the proxy card if you received a paper copy of the proxy materials by mail. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in Liberty Broadband.
Very truly yours,
Gregory B. Maffei
President and Chief Executive Officer
April 24, 2024
The Notice of Internet Availability of Proxy Materials is first being mailed on or about April 29, 2024, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given of the annual meeting of stockholders of Liberty Broadband Corporation. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders.

MEETING DATE & TIME	VIRTUAL MEETING LOCATION	RECORD DATE
June 10, 2024, at 8:15 a.m. MT	You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2024	5:00 p.m., New York City time, on April 16, 2024
To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 10, 2024.
At the annual meeting, you will be asked to consider and vote on the following proposals. Our Board of Directors (Board or Board of Directors) has unanimously approved each proposal for inclusion in the proxy materials.
PROPOSAL		BOARD RECOMMENDATION	PAGES
1
A proposal (which we refer to as the election of directors proposal) to elect Julie D. Frist and J. David Wargo to continue serving as Class I members of our Board until the 2027 annual meeting of stockholders or their earlier resignation or removal.
		FOR each director nominee	14-23
2	A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2024.	FOR	35-36
3	A proposal (which we refer to as the incentive plan proposal) to adopt the Liberty Broadband Corporation 2024 Omnibus Incentive Plan	FOR	38-43
4
A proposal (which we refer to as the say-on-pay proposal) to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation”.
		FOR	44-45
You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting. You may vote electronically during the annual meeting or by proxy prior to the meeting by telephone, via the Internet or by mail:
Internet	Virtual Meeting	Phone	Mail
Vote online at www.proxyvote.com	Vote live during the annual meeting at the URL above	Vote by calling 1-800-690-6903 (toll free) in the United States or Canada	Vote by returning a properly completed, signed and dated proxy card

WHO MAY VOTE	WHO MAY NOT VOTE

Holders of record of our following series of capital stock, par value $0.01 per share, as of the record date will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof:
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Series A common stock

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Series B common stock

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Series A Cumulative Redeemable Preferred Stock

These holders will vote together as a single class on each proposal.
Holders of record of our Series C common stock, par value $0.01 per share, as of the record date are NOT entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting.
A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for at least ten days prior to the annual meeting. If you have any questions with respect to accessing this list, please contact Liberty Broadband Investor Relations at (844) 826-8735.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on June 10, 2024: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2023
Annual Report to Stockholders are available at www.proxyvote.com.
By order of the Board of Directors,
Katherine C. Jewell
Vice President and Secretary
Englewood, Colorado
April 24, 2024
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN THE PROXY CARD IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL.

Glossary of Defined Terms

360networks	360networks Corporation
Aristeia	Aristeia Capital, L.L.C.
Atlanta Braves Holdings	Atlanta Braves Holdings, Inc.
BlackRock	BlackRock, Inc.
Charter	Charter Communications, Inc.
City National	City National Bank
DHC	Discovery Holding Company (predecessor of Discovery Communications)
Discovery	Discovery, Inc. (formerly Discovery Communications) (Warner Bros. Discovery’s predecessor)
Discovery Communications	Discovery Communications, Inc.
FMR	FMR LLC
FPR	FPR Partners, LLC
FW Cook	Frederic W. Cook & Co., Inc.
GCI Liberty	GCI Liberty, Inc.
LGI	Liberty Global, Inc. (LGP’s predecessor)
LGP	Liberty Global plc
Liberty Broadband	Liberty Broadband Corporation
Liberty Expedia	Liberty Expedia Holdings, Inc.
Liberty Media	Liberty Media Corporation
Liberty TripAdvisor	Liberty TripAdvisor Holdings, Inc.
Live Nation	Live Nation Entertainment, Inc.
LMAC	Liberty Media Acquisition Corporation
LMI	Liberty Media International, Inc. (LGI’s predecessor)
Microsoft	Microsoft Corporation
Oracle	Oracle Corporation
Qurate Retail	Qurate Retail, Inc.
RBC Capital	RBC Capital Markets, LLC
RBC CMA	RBC CMA LLC
RBC Dominion	RBC Dominion Securities Inc.
RBC Trust	RBC Trust Company (Delaware) Limited
Rochdale	City National Rochdale, LLC
Sirius XM	Sirius XM Holdings Inc.
SkyTel	SkyTel Communications, Inc.
TCI	Tele-Communications, Inc.
Tripadvisor	Tripadvisor, Inc.
Vanguard	The Vanguard Group
Warner Bros. Discovery	Warner Bros. Discovery, Inc.
WhiteWave	WhiteWave Foods Company
Zillow	Zillow Group, Inc.

Proxy Summary
Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information you should consider. Please read the entire proxy statement carefully before voting.
What’s new with this year’s proxy statement?
• 2023 Year in Review • Voting Roadmap on pages 3-4 • The Incentive Plan Proposal on page 38 • Say-on-Pay Proposal on pages 44-45
ABOUT OUR COMPANY
Liberty Broadband owns communications businesses providing a wide range of cable, data, wireless, video, voice, and managed services. Our principal asset is our ownership in Charter, the second largest cable operator in the United States. We also wholly own GCI, the largest communications provider in Alaska for over 40 years.

2023 YEAR IN REVIEW
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Liberty Broadband received $394 million of proceeds from selling shares under Charter’s buyback and used proceeds to repurchase $227 million of our Series A and Series C common stock in 2023

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Charter generated $54.6 billion revenue and $21.9 billion of adjusted EBITDA(1) for full year 2023

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Charter continued to execute on a series of key strategic initiatives to expand and upgrade network infrastructure, with rural expansion pacing ahead of penetration and ROI targets and network evolution on course

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In 2023 Charter added 5 million mobile lines, up nearly 50% year-over-year, aided by SpectrumOne offering

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Charter launched innovative video product “Xumo” in partnership with Comcast

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In 2023, GCI grew revenue 1% to $981 million, generated operating income of $117 million, and grew adjusted OIBDA(1) 1% to a record $361 million

(1)
For a definition of adjusted EBITDA as defined by Charter, as well as a reconciliation of adjusted EBITDA to net income, see Charter’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (the SEC) on February 2, 2024. For a definition of adjusted OIBDA for GCI Holdings, LLC, as well as a reconciliation of adjusted OIBDA to operating income, see our company’s Current Report on Form 8-K furnished with the SEC on February 16, 2024.

LIBERTY BROADBAND CORPORATION / 1

Proxy Summary
Our Defining Attributes
FORWARD-LOOKING We take advantage of the benefits and minimize the risks associated with the digital transition in the industries in which we invest.	NIMBLE We structure our team to allow us to move quickly when opportunities arise, and we can be creative in our deal structures.
FINANCIALLY SOPHISTICATED We have experience in mergers, divestitures, investing, capital deployment, credit analysis and setting capital structures.	LONG-TERM FOCUSED We take a long-term, strategic view in our operating businesses and are less concerned with short-term bouts of volatility.

STOCKHOLDER CENTRIC
We think like owners and are focused on long-term gains rather than short-term results. The compensation structure of our management team is closely tied to the long-term performance of our stock.

2 / 2024 PROXY STATEMENT

Proxy Summary
VOTING ROADMAP
Proposal 1: Election of Directors Proposal (see page 14)
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company. See pages 14-23 for further information.

OUR DIRECTOR NOMINEES
Julie D. Frist
Director Since: 2020 Independent Director	Committee(s): Compensation (Co-Chair); Nominating and Corporate Governance

Ms. Frist’s educational background, experience in the financial services industry and significant involvement in the non-profit community give her beneficial insight and enable her to make valuable contributions as a member of our Board.

J. David Wargo
Director Since: 2015 Independent Director	Committee(s): Compensation (Co-Chair); Audit

Mr. Wargo’s extensive background in investment analysis and management, experience as a public company board member and his particular expertise in finance and capital markets contribute to our Board’s consideration of our capital structure, evaluation of investment, financial opportunities and strategies, and strengthen our Board’s collective qualifications, skills and attributes.

CURRENT BOARD OF DIRECTORS AT A GLANCE

LIBERTY BROADBAND CORPORATION / 3

Proxy Summary
BOARD AND CORPORATE GOVERNANCE HIGHLIGHTS
Effective Independent Oversight	Strong Governance Practices

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75% of our directors are independent

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Separate Chairman of the Board and Chief Executive Officer

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Executive sessions of independent directors held without the participation of management

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Independent directors chair the audit, compensation and nominating and corporate governance committees

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Ability to engage with independent consultants or advisors

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No compensation committee interlocks or compensation committee engagement in related party transactions in 2023

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Exchange agreement with our Chairman of the Board, as we believe it is in the best interests of our company and stockholders not to have a single stockholder with control over greater than 50% of our aggregate voting power. See “Certain Relationships and Related Party Transactions—Exchange Agreement with John C. Malone”

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100% director participation at 2023 meetings of the Board and its committees

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Succession planning

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Stockholder access to the director nomination process

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Corporate Governance Guidelines and Code of Business Conduct and Ethics which are published online

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Directors have unabridged access to senior management and other company employees

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Anonymous “whistleblowing” channels for any concerns

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Well-established risk oversight process

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Leverages collaborative approach to enhancing sustainability practices

Proposal 2: Auditors Ratification Proposal (see page 35)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise. See pages 35-36 for further information.

Proposal 3: The Incentive Plan Proposal (see page 38)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because we believe our future success depends on our ability to attract, motivate and retain high quality officers, employees, independent contractors and directors, and having the ability to provide incentive-based compensation awards is critical to that success. Our compensation philosophy seeks to align the interests of our officers, employees, independent contractors and directors with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value. See pages 38-43 for further information.

Proposal 4: Say-on-Pay Proposal see page 44)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because the compensation structure is aligned with our ultimate goal of appropriately motivating our executives to increase long-term stockholder value. See pages 44-45 for further information.

4 / 2024 PROXY STATEMENT

Proxy Summary
SUSTAINABILITY HIGHLIGHTS
At Liberty Broadband, we believe that we can have the largest impact, and unlock the greatest value, through a collaborative approach to sustainability issues. This approach reflects a sustainability partnership across our company, Liberty Media, Atlanta Braves Holdings, Qurate Retail and Liberty TripAdvisor, as well as with the portfolio of assets within each of these public companies.

This approach to sustainability is underpinned by four core values:
EMPOWER AND VALUE OUR PEOPLE	CONTINUOUS PURSUIT OF EXCELLENCE	CREATE OPTIONALITY AND BE NIMBLE	ACT LIKE OWNERS
LIBERTY BROADBAND CORPORATION / 5

Proxy Summary
By applying this mindset to sustainability, we leverage best practices, share resources, develop priorities and pursue sustainable long-term value creation at the Liberty level and across our portfolio of companies:
Oversight and Support
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Top-down sustainability oversight across our portfolio of companies

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Board-level engagement on material sustainability issues

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Corporate Responsibility Committee, comprised of nearly 20 leaders from across our company’s departments, handles development and implementation of sustainability strategy

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Active investor engagement to understand expectations

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Ongoing monitoring of industries’ sustainability best practices

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See “Corporate Governance—Board Role in Risk Oversight”

Scale and Synergies
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Sustainability risk management and opportunity capture

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Annual sustainability summits for idea generation and best practice sharing

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Disclosure practices conveyed proactively, portfolio-wide

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ESG policy library as a resource for all companies

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Access to green energy investments and other opportunities

6 / 2024 PROXY STATEMENT

Proxy Summary

Our Sustainability Pillars:

ENVIRONMENTAL STEWARDSHIP	COMMUNITY COMMITMENT

We recognize climate change and adverse impacts on the natural world are among the most pressing challenges facing humanity today. Environmental sustainability has implications for markets, and our investors. Moreover, how we manage our environmental impact matters to our employees, our customers, our business partners, and our other stakeholders.

We are privileged to operate in many communities, and we take seriously our role as a leader and partner within, and contributor to, these communities.
Through the products and services we provide, our charitable giving and volunteerism, and our broader community relations, we strive to connect with and serve our local communities, for the benefit of our employees, businesses, customers, and neighbors.

TALENT & CULTURE	ETHICS & INTEGRITY

We believe that the ability to engage a dynamic and thoughtful workforce is key to creating value. We nurture a company culture of diversity, equity, and inclusion where everyone can unlock their full potential, both at our company and across our portfolio of businesses. Additionally, our focus on recruitment, development and succession planning, and fair labor practices are key focal points of our human capital strategy.

Our Board of Directors and leadership team lead with principle and integrity and expect each of our companies to do the same. This means aligning their business strategies with the long-term interests of all their stakeholders, including customers, employees, regulators, and the general public.

LIBERTY BROADBAND CORPORATION / 7

Proxy Summary
EXECUTIVE COMPENSATION HIGHLIGHTS
Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

To that end, the compensation packages provided to the named executive officers include significant performance-based bonuses and significant equity incentive awards, including equity awards that vest multiple years after initial grant.
WHAT WE DO	WHAT WE DO NOT DO

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A significant portion of compensation is at-risk and performance-based.

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Performance targets for our executives support the long-term growth of our company.

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We have clawback provisions for equity-based incentive compensation.

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We have stock ownership guidelines for our executive officers.

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Our compensation practices do not encourage excessive risk taking.

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We do not provide tax gross-up payments in connection with taxable income from perquisites.

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We do not engage in liberal share recycling.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the Board of Directors’ solicitation of proxies for use at our 2024 Annual Meeting of Stockholders to be held at 8:15 a.m., Mountain time, on June 10, 2024 or at any adjournment or postponement of the annual meeting. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2024. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share (LBRDA), Series B common stock, par value $0.01 per share (LBRDB), and our Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (LBRDP). The holders of our Series C common stock, par value $0.01 per share (LBRDK), are not entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting. We refer to LBRDA, LBRDB and LBRDP together as our voting stock. We refer to our voting stock together with LBRDK as our capital stock.
8 / 2024 PROXY STATEMENT

The Annual Meeting
The Annual Meeting

NOTICE AND ACCESS OF PROXY MATERIALS
We have elected, in accordance with the SEC “Notice and Access” rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement and our annual report to our stockholders (collectively, the proxy materials) electronically. The Notice is first being mailed to our stockholders on or about April 29, 2024. The proxy materials will first be made available to our stockholders on or about the same date.
The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so. The Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on June 10, 2024: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2023
Annual Report to Stockholders are available at www.proxyvote.com.
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement or if you hold our voting stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc. by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling, toll-free in the United States, 1-866-540-7095. If you participate in householding and wish to receive a separate copy of this Proxy Statement or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Financial Solutions, Inc. as indicated above.
ELECTRONIC DELIVERY
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (888) 789-8745 (outside the United States (303) 562-9277). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
TIME, PLACE AND DATE
The annual meeting of stockholders is to be held at 8:15 a.m., Mountain time, on June 10, 2024. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2024. To enter the annual meeting, you will need the 16-digit control number
LIBERTY BROADBAND CORPORATION / 9

The Annual Meeting
that is printed on your Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 10, 2024.
TECHNICAL DIFFICULTIES VOTING DURING THE ANNUAL MEETING. If during the check-in time or during the annual meeting you have technical difficulties or trouble accessing the applicable virtual meeting website Broadridge Corporate Issuer Solutions, Inc. will have technicians ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time for the annual meeting, please call the technical support number that will be posted on the virtual meeting website log-in page at www.virtualshareholdermeeting.com/LBRD2024. If Liberty Broadband experiences technical difficulties during the annual meeting (e.g., a temporary or prolonged power outage), it will determine whether the annual meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the annual meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, Liberty Broadband will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/LBRD2024.
PURPOSE
At the annual meeting, you will be asked to consider and vote on each of the following:
•
the election of directors proposal, to elect Julie D. Frist and J. David Wargo to continue serving as Class I members of our Board until the 2027 annual meeting of stockholders or their earlier resignation or removal;

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the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2024;

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the incentive plan proposal, to adopt the Liberty Broadband Corporation 2024 Omnibus Incentive Plan; and

•
the say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation”.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
Recommendation of Our Board of Directors

Our Board of Directors has unanimously approved each of the proposals for inclusion in the proxy materials and recommends that you vote FOR the election of each director nominee, FOR the auditors ratification proposal, FOR the incentive plan proposal and FOR the say-on-pay proposal.

QUORUM
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our voting stock outstanding on the record date (as defined below) and entitled to vote at the annual meeting must be represented at the annual meeting either in person or by proxy. Virtual attendance at the annual meeting constitutes presence in person for purposes of a quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
WHO MAY VOTE
Holders of shares of LBRDA, LBRDB and LBRDP, as recorded in our stock register as of 5:00 p.m., New York City time, on April 16, 2024 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
10 / 2024 PROXY STATEMENT

The Annual Meeting
VOTES REQUIRED
Each director nominee who receives a plurality of the combined voting power of the outstanding shares of our voting stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, will be elected to office.
Approval of each of the auditors ratification proposal, the incentive plan proposal and the say-on-pay proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
Virtual attendance at the annual meeting constitutes presence in person for purposes of each required vote.
VOTES YOU HAVE
At the annual meeting, holders of shares of LBRDA will have one vote per share, holders of shares of LBRDB will have ten votes per share, and holders of shares of LBRDP will have one-third of one vote per share, in each case, that our records show are owned as of the record date. Holders of LBRDK shares will not be eligible to vote at the annual meeting.
SHARES OUTSTANDING
As of the record date, 7,183,812 shares of LBRDA, 2,023,432 shares of LBRDB and 18,235,286 shares of LBRDP were issued and outstanding and entitled to vote at the annual meeting.
NUMBER OF HOLDERS
There were, as of the record date, 597, 72 and 632 record holders of LBRDA, LBRDB and LBRDP, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
VOTING PROCEDURES FOR RECORD HOLDERS
Holders of record of LBRDA, LBRDB and LBRDP as of the record date may vote via the Internet at the annual meeting or prior to the annual meeting by telephone or through the Internet. Alternatively, if they received a paper copy of the proxy materials by mail, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
Holders of record may vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2024. To enter the annual meeting, holders will need the 16-digit control number that is printed on their Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 10, 2024.
Instructions for voting prior to the annual meeting by using the Internet are printed on the Notice or the proxy card. In order to vote prior to the annual meeting through the Internet, holders should have their Notices or proxy cards available so they can input the required information from the Notice or proxy card, and log onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. Unless subsequently revoked, shares of our voting stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the election of each director nominee and “FOR” each of the auditors ratification proposal, the incentive plan proposal and the say-on-pay proposal.
LIBERTY BROADBAND CORPORATION / 11

The Annual Meeting
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal and will have the same effect as a vote “AGAINST” each of the other proposals.
If you do not submit a proxy or you do not vote at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).
VOTING PROCEDURES FOR SHARES HELD IN STREET NAME
GENERAL
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, the election of directors proposal, the incentive plan proposal and the say-on-pay proposal, each as described in this proxy statement. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
EFFECT OF BROKER NON-VOTES
Broker non-votes are counted as shares of our voting stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of LBRDA, LBRDB and LBRDP or how to change your vote or revoke your proxy.
VOTING PROCEDURES FOR SHARES HELD IN THE GCI 401(K) SAVINGS PLAN
If you hold LBRDP shares through your account in the GCI 401(k) Plan, the trustee for such plan is required to vote your shares as you specify. To allow sufficient time for the trustee to vote your shares, your voting instructions must be received by 11:59 p.m., New York City time, on June 5, 2024. To vote such shares, please follow the instructions provided by the trustee for such plan.
REVOKING A PROXY
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by attending the annual meeting online and voting via the Internet at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or new signed proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on June 9, 2024 if your shares are held directly or 11:59 p.m., New York City time, on June 5, 2024 if you hold LBRDP shares through your account in the GCI 401(k) Plan.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
SOLICITATION OF PROXIES
We are soliciting proxies by means of our proxy materials on behalf of our Board of Directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the Notice and, if requested, the proxy materials to you and getting your voting instructions.
12 / 2024 PROXY STATEMENT

The Annual Meeting
If you have any further questions about voting or attending the annual meeting, please contact Liberty Broadband Investor Relations at (844) 826-8735 or Broadridge at (888) 789-8745 (outside the United States (303) 562-9277).
OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Our Board of Directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2024 which will take place on June 10, 2024. Based solely on the date of our 2024 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on December 30, 2024 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2025 (the 2025 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, must be received at our executive offices at the foregoing address not earlier than March 12, 2025 and not later than April 11, 2025 to be considered for presentation at the 2025 annual meeting. We currently anticipate that the 2025 annual meeting will be held during the second quarter of 2025. If the 2025 annual meeting takes place more than 30 days before or 30 days after June 10, 2025 (the anniversary of the 2024 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2025 annual meeting is communicated to stockholders or public disclosure of the date of the 2025 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2025 annual meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Liberty Broadband nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the Exchange Act), no later than April 11, 2025.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.libertybroadband.com. Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement. If you would like to receive a copy of our Annual Report on Form 10-K for the year ended December 31, 2023 (the 2023 Form 10-K), which was filed on February 16, 2024 with the SEC, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (844) 826-8735, and we will provide you with the 2023 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
LIBERTY BROADBAND CORPORATION / 13

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Proposal 1 – The Election of Directors
Proposal

BOARD OF DIRECTORS OVERVIEW
What am I being asked to vote on and how should I vote?
We are asking our stockholders to elect Julie D. Frist and J. David Wargo to continue serving as Class I members of our Board until the 2027 annual meeting of stockholders or their earlier resignation or removal.
Our Board of Directors currently consists of eight directors, divided among three classes. Our Class I directors, whose term will expire at the annual meeting, are Julie D. Frist and J. David Wargo. These directors are nominated for election to our Board to continue to serve as Class I directors, and we have been informed that each of Ms. Frist and Mr. Wargo are willing to continue serving as a director of our company. The term of the Class I directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2027. Our Class II directors, whose term will expire at the annual meeting of our stockholders in the year 2025, are Richard R. Green, Sue Ann R. Hamilton and Gregory B. Maffei. Our Class III directors, whose term will expire at the annual meeting of our stockholders in the year 2026, are Gregg L. Engles, John C. Malone and John E. Welsh III.
If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the Board of Directors.
The following lists the two nominees for election as directors at the annual meeting and the six directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board of Directors. For additional information on our Board’s evaluation of director candidates or incumbent directors seeking re-election, see “Corporate Governance—Board Criteria and Director Candidates.” The number of shares of our capital stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
The members of our nominating and corporate governance committee have determined that Ms. Frist and Mr. Wargo, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nominations were approved by the entire Board of Directors.
VOTE AND RECOMMENDATION
A plurality of the combined voting power of the outstanding shares of our voting stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, is required to elect each of Julie D. Frist and J. David Wargo as a Class I member of our Board of Directors.
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company.

14 / 2024 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
OUR BOARD AT A GLANCE
		Committee Memberships
Name and Principal Occupation	Director Since	Executive	Compensation	Nominating & Corporate Governance	Audit	Non-Liberty Public Board Directorships(1)
Class I directors who will stand for election this year
JULIE D. FRIST	2020		C	M		—
J. DAVID WARGO	2015		C		M	2
Class II directors who will stand for election in 2025
RICHARD R. GREEN	2014		M	C		1
SUE ANN R. HAMILTON	2020		M	C		1
GREGORY B. MAFFEI	2014	M				1
Class III directors who will stand for election in 2026
GREGG L. ENGLES	2020			M	M	1
JOHN C. MALONE (BOARD CHAIRMAN)	2014	M				2
JOHN E. WELSH III	2014			M	C	—

(1)
Does not include service on the Board of Directors of Liberty Media, Qurate Retail, Liberty TripAdvisor, Atlanta Braves Holdings, Sirius XM, Tripadvisor, Charter or Live Nation. See “Corporate Governance—Board Criteria and Director Candidates—Outside Commitments.”

C = Chairperson	M = Member	= Independent

LIBERTY BROADBAND CORPORATION / 15

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTOR SKILLS AND EXPERIENCE
16 / 2024 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
NOMINEES FOR ELECTION AS DIRECTORS
Julie D. Frist	Director Since: March 2020 Age: 53 Committees: Compensation (Co-Chair); Nominating and Corporate Governance Independent Director
Ms. Frist’s educational background, experience in the financial services industry and significant involvement in the non-profit community give her beneficial insight and enable her to make valuable contributions as a member of our Board.

Professional Background:
•
Vice-Chair of CapStar Financial Holdings, Inc. from December 2015 and a director of CapStar Bank from its founding in 2008 until May 2020

•
Various positions with the Investment Banking Division (Corporate Finance) and the Private Client Group of Goldman Sachs between 1993 and 1998

•
Vice President of Bruckmann, Rosser, Sherrill & Co., a New York-based private equity firm, from 1998 to 2000

•
Serves on several non-profit Boards including The Frist Foundation

•
Advisory Board Member of the Yale Institute for Global Health

•
Member of the Board of Dean’s Advisors at the Harvard Business School

•
Member of the City of Belle Meade Finance and Budget Committee

•
Former Board member of Teach for America—Nashville and the American Red Cross (Nashville Chapter) and the Community Foundation of Middle Tennessee

•
Former trustee of St. Paul’s School in Concord, New Hampshire and the Ensworth School in Nashville, Tennessee

Public Company Directorships: None Former Public Company Directorships: • CapStar Bank (2008 – May 2020)
LIBERTY BROADBAND CORPORATION / 17

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
J. David Wargo	Director Since: March 2015 Age: 70 Committees: Compensation (Co-Chair); Audit Independent Director
Mr. Wargo’s extensive background in investment analysis and management, experience as a public company board member and his particular expertise in finance and capital markets contribute to our Board’s consideration of our capital structure, evaluation of investment, financial opportunities and strategies, and strengthen our Board’s collective qualifications, skills and attributes.

Professional Background:
•
Founder of Wargo & Company, Inc., a private company specializing in investing in the communications industry, and has served as its president since 1993

•
Co-founder and was a member of New Mountain Capital, LLC from 2000 to 2008

•
Managing Director and senior analyst of The Putnam Companies from 1989 to 1992

•
Senior Vice President and a Partner in Marble Arch Partners from 1985 to 1989

•
Senior Analyst, Assistant Director of Research and a Partner in Slate Street Research and Management Company from 1978 to 1985

Public Company Directorships:
•
Liberty TripAdvisor (August 2014 – present)

Non-Liberty Public Company Directorships:
•
LGP (June 2013 – present)

•
Vobile Group Limited (January 2018 – present)

Former Public Company Directorships:
•
Discovery (September 2008 – April 2022)

•
LGI (June 2005 – June 2013)

•
LMI (May 2004 – June 2005)

•
DHC (May 2005 – September 2008)

•
Strategic Education, Inc. (formerly Strayer Education, Inc.) (March 2001 – April 2019)

18 / 2024 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTORS WHOSE TERM EXPIRES IN 2025
Richard R. Green	Director Since: November 2014 Age: 86 Committees: Nominating and Corporate Governance (Co-Chair); Compensation Independent Director
Dr. Green brings to the Board his extensive professional and executive background and his particular knowledge and experience in the complex and rapidly changing field of technology for broadband communications services, which contributes to our company’s evaluation of technological initiatives and challenges and strengthens the Board’s collective qualifications, skills and attributes.

Professional Background:
•
President and Chief Executive Officer of CableLabs® for over 20 years, before retiring in December 2009

•
Senior Vice President at PBS from 1984 to 1988 and a director of CBS’s Advanced Television Technology Laboratory from 1980 to 1983

•
Director of Jones/NCTI, a Jones Knowledge Company, a workforce performance solutions company for individuals and broadband companies

Public Company Directorships:
•
LGP and its predecessors (December 2008 – present)

Former Public Company Directorships:
•
GCI Liberty (March 2018 – December 2020)

•
Shaw Communications, Inc. (2010 – May 2023)

Sue Ann R. Hamilton	Director Since: December 2020 Age: 63 Committees: Nominating and Corporate Governance (Co-Chair); Compensation Independent Director
As a result of her extensive Board service and management experience, and her work advising and representing major media and technology companies, Ms. Hamilton brings to our Board significant leadership, oversight and consulting skills, as well as experience in the media, technology and legal fields.

Professional Background:
•
Principal of the consultancy Hamilton Media LLC since 2007

•
Executive Vice President-Distribution and Business Development for AXS TV LLC, a partnership between founder Mark Cuban, AEG, Ryan Seacrest Media, Creative Artists Agency and CBS, from September 2007 until the sale of the company in September 2019

•
Represents The Mark Cuban Companies/Radical Ventures as Board observer for Philo, Inc., a privately held technology company, since July 2013

•
Executive Vice President—Programming and Senior Vice President—Programming for Charter from 2003 to 2007

•
Held numerous management positions at AT&T Broadband LLC and its predecessor, TCI, dating back to 1993

•
Former partner at the law firm Kirkland & Ellis, specializing in complex commercial transactions

•
J.D. degree from Stanford Law School, where she was Associate Managing Editor of the Stanford Law Review and Editor of the Stanford Journal of International Law. Magna cum laude graduate of Carleton College in Northfield, Minnesota

Public Company Directorships:
•
Universal Electronics, Inc. (November 2019 – present)

Former Public Company Directorships:
•
GCI Liberty (March 2018 – December 2020)

•
FTD Companies, Inc. (December 2014 – August 2019)

LIBERTY BROADBAND CORPORATION / 19

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Gregory B. Maffei	President and Chief Executive Officer Director Since: June 2014 Age: 63 Committees: Executive
Mr. Maffei brings to our Board significant financial and operational experience based on his senior policy making positions at our company, Qurate Retail, Liberty Media, Atlanta Braves Holdings and Liberty TripAdvisor, and his previous executive positions at GCI Liberty, Oracle, 360networks and Microsoft, as well as his public company board experience. He provides our Board with executive leadership perspective on the strategic planning for, and operations and management of, large public companies and risk management principles.

Professional Background:
•
President and Chief Executive Officer of our company since June 2014

•
President and Chief Executive Officer of Liberty Media since May 2007

•
President and Chief Executive Officer of Liberty TripAdvisor since July 2013

•
President and Chief Executive Officer of Atlanta Braves Holdings since December 2022

•
President and Chief Executive Officer of LMAC from November 2020 until its liquidation and dissolution in December 2022

•
President and Chief Executive Officer of GCI Liberty from March 2018 until its combination with our company in December 2020

•
President and Chief Executive Officer of Qurate Retail from February 2006 to March 2018, having served as its CEO-Elect from November 2005 through February 2006; Chairman of the Board of Qurate Retail since March 2018

•
Previously President and Chief Financial Officer of Oracle Corporation, Chairman, President and Chief Executive Officer of 360networks, and Chief Financial Officer of Microsoft

Public Company Directorships:
•
Atlanta Braves Holdings (December 2022 – present; Chairman of the Board, July 2023 – present)

•
Liberty Media (May 2007 – present)

•
Sirius XM (March 2009 – present, Chairman of the Board April 2013 – present)

•
Live Nation (February 2011 – present; Chairman of the Board, March 2013 – present)

•
Qurate Retail (November 2005 – present; Chairman of the Board, March 2018 – present)

•
Liberty TripAdvisor (July 2013 – present; Chairman of the Board, June 2015 – present)

•
Tripadvisor (Chairman of the Board, February 2013 – present)

•
Charter (May 2013 – present)

Non-Liberty Public Company Directorships:
•
Zillow (February 2015 – present)

Former Public Company Directorships:
•
LMAC (November 2020 – December 2022; Chairman of the Board, April 2021 – December 2022)

•
GCI Liberty (March 2018 – December 2020)

•
Zillow, Inc. (Zillow’s predecessor) (May 2005 – February 2015)

•
DIRECTV (including predecessors) (February 2008 – June 2010)

•
Electronic Arts, Inc. (June 2003 – July 2013)

•
Barnes & Noble, Inc. (September 2011 – April 2014)

•
STARZ (Chairman of the Board, January 2013 – December 2016)

•
Pandora Media, Inc. (September 2017 – February 2019)

20 / 2024 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTORS WHOSE TERM EXPIRES IN 2026
Gregg L. Engles	Director Since: December 2020 Age: 66 Committees: Audit; Nominating and Corporate Governance Independent Director
Mr. Engles offers our Board significant operational experience gained through his senior leadership positions at WhiteWave and other large public companies. He provides our Board with executive leadership perspective on the operations and management of public companies, which assists our Board in evaluating strategic opportunities.

Professional Background:
•
Founder and partner of Capitol Peak Partners since August 2017

•
Chairman of the Board and Chief Executive Officer of WhiteWave from October 2012 until its acquisition by Danone in April 2017

•
Chief Executive Officer of Dean Foods Company, WhiteWave’s former parent company, from April 1996 until WhiteWave’s initial public offering in October 2012

Public Company Directorships:
•
Chipotle Mexican Grill, Inc. (July 2020 – present)

Former Public Company Directorships:
•
GCI Liberty (March 2018 – December 2020)

•
Danone (April 2017 – December 2020)

•
Liberty Expedia (November 2016 – July 2019)

•
Dean Foods Company (Chairman, April 1996 – July 2013; Vice-Chairman, January 2002 – May 2002)

•
Treehouse Foods, Inc. (June 2005 – May 2008)

LIBERTY BROADBAND CORPORATION / 21

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
John C. Malone	Chairman of the Board Director Since: November 2014 Age: 83 Committees: Executive
Mr. Malone, as President of TCI, co-founded Liberty Media’s predecessor and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

Professional Background:
•
Chairman of the Board of our company since November 2014

•
Chairman of the Board of Qurate Retail from its inception in 1994 until March 2018 and served as Qurate Retail’s Chief Executive Officer from August 2005 to February 2006

•
Chairman of the Board of TCI from November 1996 until March 1999, when it was acquired by AT&T Corp., and Chief Executive Officer of TCI from January 1994 to March 1997

Public Company Directorships:
•
Qurate Retail (1994 – present; Chairman of the Board, 1994 – March 2018)

•
Liberty Media (December 2010 – present; Chairman of the Board, August 2011 – present)

Non-Liberty Public Company Directorships:
•
Warner Bros. Discovery (April 2022 – present)

•
LGP (Chairman of the Board, June 2013 – present)

Former Public Company Directorships:
•
GCI Liberty (Chairman of the Board, March 2018 – December 2020)

•
Liberty Expedia (Chairman, November 2016 – July 2019)

•
Liberty Latin America Ltd. (December 2017 – December 2019)

•
Discovery (September 2008 – April 2022)

•
DHC (March 2005 – September 2008; Chairman of the Board, May 2005 – September 2008)

•
LGI (Chairman of the Board, June 2005 – June 2013)

•
LMI (March 2004 – June 2005)

•
UnitedGlobalCom, Inc. (June 2005 – January 2022)

•
Lions Gate Entertainment Corp. (March 2015 – September 2018)

•
Charter (May 2013 – July 2018)

•
Expedia, Inc. (August 2005 – November 2012; December 2012 – December 2017)

•
Liberty TripAdvisor (August 2014 – June 2015)

•
Sirius XM (April 2009 – May 2013)

•
Ascent Capital Group, Inc. (January 2010 – September 2012)

•
Live Nation (January 2010 – February 2011)

•
DIRECTV (including predecessors) (Chairman of the Board, February 2008 – June 2010)

•
IAC/InterActiveCorp (May 2006 – June 2010)

22 / 2024 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
John E. Welsh III	Director Since: November 2014 Age: 73 Committees: Audit (Chair); Nominating and Corporate Governance Independent Director
Mr. Welsh brings to the Board a strong financial background in investment banking and investment management and his experience as an audit committee member of Integrated Electrical Services Corp. In addition to possessing strong leadership and collaboration skills, Mr. Welsh has substantial experience involving the management and operation of technology companies. He is also an important resource with respect to the financial services firms that our company may engage from time to time.

Professional Background:
•
President of Avalon Capital Partners LLC, an investment firm, since 2002

•
Director of CIP Management LLC from October 2000 to December 2002

•
Managing Director and Vice-Chairman of the Board of SkyTel from 1992 to 1999

•
Managing Director of Investment Banking of Prudential Securities, Inc. and Co-Head of the Mergers and Acquisitions Department prior to 1992

Public Company Directorships: None
Former Public Company Directorships:
•
LMAC (January 2021 – December 2022)

•
General Cable Corp. (1997 – June 2018; Chairman, August 2001 – June 2018)

•
Spreckels Industries, Inc. (1996 – 2000)

•
York International, Inc. (1996 – 2000)

•
Integrated Electrical Services Corp. (2006 – 2013)

•
SkyTel (Vice-Chariman, 1992 – 1999)

LIBERTY BROADBAND CORPORATION / 23

CORPORATE GOVERNANCE
Corporate Governance

DIRECTOR INDEPENDENCE
It is our policy that a majority of the members of our Board of Directors be independent of our management. For a director to be deemed independent, our Board of Directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our Board of Directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our Board of Directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our Board of Directors has determined that each of Gregg L. Engles, Julie D. Frist, Richard R. Green, Sue Ann R. Hamilton, J. David Wargo and John E. Welsh III qualifies as an independent director of our company.
BOARD COMPOSITION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, science and technology, venture capital, investment banking, auditing and financial engineering. For more information on our policies with respect to Board candidates, see “—Board Criteria and Director Candidates” below.
BOARD CLASSIFICATION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board of Directors currently consists of eight directors, divided among three classes. Our Board believes that its current classified structure, with directors serving for three-year terms, is the appropriate Board structure for our company at this time and is in the best interests of our stockholders for the following reasons.
LONG-TERM FOCUS & ACCOUNTABILITY
Our Board believes that a classified board encourages our directors to look to the long-term best interest of our company and our stockholders, rather than being unduly influenced by the short-term focus of certain investors and special interests. In addition, our Board believes that three-year terms focus director accountability on the Board’s long-term strategic vision and performance, rather than short-term pressures and circumstances.
CONTINUITY OF BOARD LEADERSHIP
A classified board allows for a greater amount of stability and continuity providing institutional perspective and knowledge to both management and less-tenured directors. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our Board who are fully immersed in and knowledgeable about our businesses, including our relationships with current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the industries in which our businesses operate. We also believe the benefit of a classified board to our company and our stockholders comes not from continuity alone but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term stockholder interests. Each year, our nominating and corporate governance committee works actively to ensure our Board continues to be comprised of such individuals.
24 / 2024 PROXY STATEMENT

CORPORATE GOVERNANCE
BOARD DIVERSITY
Our Board understands and appreciates the value and enrichment provided by a diverse Board. As such, we actively seek diverse director candidates (see “—Board Criteria and Director Candidates”).
Board Diversity Matrix (as of April 24, 2024)
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+			—
Did Not Disclose Demographic Background			—
BOARD LEADERSHIP STRUCTURE
Our Board has separated the positions of Chairman of the Board and Chief Executive Officer (principal executive officer). John C. Malone, one of our largest stockholders, holds the position of Chairman of the Board, leads our Board and Board meetings and provides strategic guidance to our Chief Executive Officer. Gregory B. Maffei, our President, holds the position of Chief Executive Officer, leads our management team and is responsible for driving the performance of our company. We believe this division of responsibility effectively assists our Board in fulfilling its duties.
BOARD ROLE IN RISK OVERSIGHT
The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. Our audit committee oversees management of financial risks and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees the nomination of individuals with the judgment, skills, integrity, and independence necessary to oversee the key risks associated with our company, as well as risks inherent in our corporate structure. These committees then provide reports periodically to the full Board. In addition, the oversight and review of other strategic risks are conducted directly by the full Board.
The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical short-, intermediate-, and long-term risks. These areas of focus include existing and emerging strategic, operational, financial and reporting, succession and compensation, legal and compliance, cybersecurity and other risks, including those related to material environmental and social matters such as climate change, human capital management, diversity, equity and inclusion, and community relations. Our management reporting processes include regular reports from Mr. Maffei, which are prepared with input from our senior management team, and also include input from our Internal Audit group and our Senior Vice President, Investor Relations, who manages our company’s sustainability efforts and remains in regular contact with senior sustainability leaders across our portfolio of companies who provide feedback and disclosure on material issues. Our company also receives the benefit of Liberty Media’s Corporate Responsibility Committee, which has cross-functional representation across all reaches of Liberty Media’s leadership. With our Board’s oversight, we seek to collaborate
LIBERTY BROADBAND CORPORATION / 25

CORPORATE GOVERNANCE
across our portfolio of companies to drive best practices through regular sustainability-focused internal meetings and discussions, including on topics such as sustainability disclosure, diversity and inclusion, and cybersecurity.
CODE OF ETHICS
We have adopted a code of business conduct and ethics that applies to all of our employees, directors and officers, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at www.libertybroadband.com/investors/corporate-governance/governance-documents.
FAMILY RELATIONSHIPS; LEGAL PROCEEDINGS
There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption.
During the past ten years, none of our directors and executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.
COMMITTEES OF THE BOARD OF DIRECTORS
Our Board of Directors has four standing committees: audit, compensation, executive and nominating and corporate governance. The key responsibilities and focus areas of each committee, as well as their current members and information on number of meetings during 2023 are set forth below. The written charters for the audit, compensation and nominating and corporate governance committees as adopted by each such committee, as well as our corporate governance guidelines (which were developed by the nominating and corporate governance committee), can be found on our website at www.libertybroadband.com.
Our Board of Directors, by resolution, may from time to time establish other committees of our Board of Directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our Board of Directors, subject to applicable law.
Our Board of Directors has determined that all of the members of each of the audit, compensation and nominating and corporate governance committees are independent. See “—Director Independence.”
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CORPORATE GOVERNANCE
AUDIT COMMITTEE OVERVIEW

5 meetings in 2023
Chair
John E. Welsh III*
Other Members
Gregg L. Engles
J. David Wargo
*Our Board of Directors has determined that Mr. Welsh is an “audit committee financial expert” under applicable SEC rules and regulations
Audit Committee Report, page 37

The audit committee reviews and monitors the corporate accounting and financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
•
Appointing or replacing our independent auditors;

•
Reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
Reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

•
Reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
Reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
Confirming compliance with applicable SEC and stock exchange rules; and

•
Preparing a report for our annual proxy statement.

EXECUTIVE COMMITTEE OVERVIEW
Members John C. Malone Gregory B. Maffei
Our executive committee may exercise all the powers and authority of our Board of Directors in the management of our business and affairs (except as specifically prohibited by the General Corporation Law of the State of Delaware). This includes the power and authority to authorize the issuance of shares of our capital stock.
No meetings of the executive committee were held in 2023.

LIBERTY BROADBAND CORPORATION / 27

CORPORATE GOVERNANCE
COMPENSATION COMMITTEE OVERVIEW
5 meetings in 2023 Co-Chairs Julie D. Frist J. David Wargo Other Members Richard R. Green Sue Ann R. Hamilton Compensation Committee Report, page 59
The compensation committee assists the Board in discharging its responsibilities relating to compensation of our company’s executives and produces an annual report on executive compensation for inclusion in our annual proxy statement.
In November 2014, the spin-off of our company (formerly a wholly-owned subsidiary of Liberty Media) from Liberty Media was completed (the Broadband Spin-Off). In connection with the Broadband Spin-Off, we entered into a Services Agreement, dated November 4, 2014, with Liberty Media (the services agreement), pursuant to which Liberty Media provides us with administrative, executive and management services.
Key Responsibilities:
•
Evaluate the services fee under the services agreement on at least an annual basis, subject to certain exceptions (such as in 2019 during the then-ongoing negotiations relating to Mr. Maffei’s compensation arrangement);

•
May approve incentive awards or other forms of compensation to employees of Liberty Media who are providing services to our company, which employees include our executive officers. The compensation committee determined to grant equity award compensation for 2023 (see “Executive Compensation—Compensation Discussion and Analysis”);

•
If we engage a chief executive officer, chief accounting officer, principal financial officer, chief legal officer or chief administrative officer to perform services for our company outside the services agreement, review and approve corporate goals and objectives relevant to the compensation of any such person; and

•
Oversee the compensation of the chief executive officers of any non-public operating subsidiaries of our company.

For a description of our current processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer and an outside consultant in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.”

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OVERVIEW
1 meeting in 2023 Co-Chairs Richard R. Green Sue Ann R. Hamilton Other Members Gregg L. Engles Julie D. Frist John E. Welsh III
The nominating and corporate governance committee functions include, among other things:
•
Identify individuals qualified to become Board members consistent with criteria established or approved by our Board of Directors, with the assistance of the committee, from time to time;

•
Identify director nominees for upcoming annual meetings;

•
Develop corporate governance guidelines applicable to our company; and

•
Oversee the evaluation of our Board and management.

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CORPORATE GOVERNANCE
BOARD CRITERIA AND DIRECTOR CANDIDATES
BOARD CRITERIA. The nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors that can effectively develop our company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our Board seeks a breadth of experience from a variety of industries and from professional disciplines, along with a diversity of gender, ethnicity, age and other characteristics. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
•
independence from management;

•
his or her unique background, including education, professional experience, relevant skill sets and diversity of gender, ethnicity, age and other characteristics;

•
judgment, skill, integrity and reputation;

•
existing commitments to other businesses as a director, executive or owner;

•
personal conflicts of interest, if any; and

•
the size and composition of the existing Board of Directors, including whether the potential director nominee would positively impact the composition of the Board by bringing a new perspective or viewpoint to the Board of Directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
OUTSIDE COMMITMENTS. In recent years, some investors and proxy advisors have instituted “bright-line” proxy voting policies on the number of outside public company boards that a director may serve on. Our Board of Directors recognizes investors’ concerns that highly sought-after directors could lack the time and attention to adequately perform their duties and responsibilities, and considers each director’s performance and commitment to ensure their continued effectiveness as a director. Given our company’s ownership interest in Charter, our company and our Board values the positions of certain of our directors and members of management hold on Charter’s Board, as they provide our company with unique insight and input into Charter’s business and operations. The nominating and corporate governance committee also recognizes and values the benefits derived by our directors from their service on other public company boards, as such service provides our directors with diverse perspectives, in-depth industry knowledge and cross-industry insights, all of which enhance the knowledge base and skill set of our Board as a whole.
Our Board also recognizes the uniqueness of the relationships among Liberty Media, Qurate Retail, Liberty Broadband, Atlanta Braves Holdings and Liberty TripAdvisor, including the collaborative approach to addressing sustainability, as well as with the portfolio of assets within each of these public companies. To the extent our directors serve on more than one of the Boards of these companies, we believe that such service is an important aspect of our directors’ (including Messrs. Malone’s and Maffei’s) service, as it capitalizes on various synergies between and among these Boards. For this reason, we believe that a better presentation of these directors’ outside commitments is to consider the number of their “non-Liberty” public company board directorships (see “Proposal 1—The Election of Directors Proposal—Our Board at a Glance”). Based on this perspective, we have considered the facts-and-circumstances of the roles of our directors with our company, including the following considerations:
•
from a historical perspective, the significant time and resources each of these directors has regularly dedicated to our company;

•
the nature of their Board commitments relating to their respective roles with these companies;

•
the synergies between their respective service on these other Boards and ours;

•
their respective service on “non-Liberty” public company board directorships; and

•
the respective directors’ personal skills, expertise and qualifications (including the broad industry knowledge of each such director).

LIBERTY BROADBAND CORPORATION / 29

CORPORATE GOVERNANCE
We believe that the outside service of our directors does not conflict with, and instead enhances, their respective roles and responsibilities at our company.
DIRECTOR CANDIDATE IDENTIFICATION PROCESS. The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “The Annual Meeting—Stockholder Proposals” above, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number of shares of our capital stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

•
a statement detailing any relationship, arrangement or understanding between the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

•
a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our Board of Directors;

•
any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•
a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
a representation by each Proposing Person who is a holder of record of our capital stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

•
a written consent of the candidate to be named in the proxy statement and to serve as a director, if nominated and elected;

•
a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration); and

•
a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last six months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors. The nominating and corporate governance committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the nominating and corporate governance committee.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be
30 / 2024 PROXY STATEMENT

CORPORATE GOVERNANCE
suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our Board of Directors, it may recommend to the full Board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the Board of Directors and its committees and the director’s formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is a member. In addition, the nominating and corporate governance committee will consider any outside directorships held by such individual. See “—Outside Commitments” above.
BOARD MEETINGS
During 2023, there were 4 meetings of our full Board of Directors.
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
Our Board of Directors encourages all members of the Board to attend each annual meeting of our stockholders. Six of our eight directors then-serving attended our 2023 annual meeting of stockholders.
STOCKHOLDER COMMUNICATION WITH DIRECTORS
Our stockholders may send communications to our Board of Directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis. Stockholders are also encouraged to send communications to Liberty Broadband Investor Relations, which conducts robust stockholder engagement efforts for our company and provides our Board with insight on stockholder concerns.
EXECUTIVE SESSIONS
In 2023, the independent directors of our company, then serving, met at three executive sessions without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Liberty Broadband Corporation, c/o Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Gregg L. Engles, Julie D. Frist, Richard R. Green, Sue Ann R. Hamilton, J. David Wargo and John E. Welsh III.
LIBERTY BROADBAND CORPORATION / 31

Director Compensation
Director Compensation

NONEMPLOYEE DIRECTORS
DIRECTOR FEES
Each of our directors who is not an employee of, or service provider to, our company is paid an annual fee of $182,175 (which we refer to as the director fee) for 2024 ($173,500 for 2023), and each director was permitted to elect to receive 50%, 75% or 100% of such director fee in restricted stock units (RSUs) or options to purchase LBRDK, which will vest one year from the date of grant, with the remainder payable in cash. The awards issued to our directors with respect to their service on our Board in 2024 were issued in December 2023. See “—Director RSU Grants” and “—Director Option Grants” below for information on the equity awards granted in 2023 to the nonemployee directors with respect to service on our Board in 2024.
Fees for service on our audit committee, compensation committee and nominating and corporate governance committee are the same for 2024 and 2023, with each member thereof receiving an additional annual fee of $15,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairperson of each such committee instead receives an additional annual fee of $25,000, $15,000 and $15,000, respectively, for his or her participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears.
EQUITY INCENTIVE PLAN
As discussed below, awards granted to our nonemployee directors under the Liberty Broadband Corporation 2019 Omnibus Incentive Plan, as amended (the 2019 incentive plan) are administered by our Board of Directors or our compensation committee. Our Board of Directors has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The 2019 incentive plan is designed to provide additional remuneration to our nonemployee directors and independent contractors, among others, to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business and to aid in attracting persons of exceptional ability to become nonemployee directors of our company. Our Board of Directors may grant non-qualified stock options, stock appreciation rights (SARs), restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under the 2019 incentive plan.
The maximum number of shares of our common stock with respect to which awards may be issued under the 2019 incentive plan is 6,000,000, subject to anti-dilution and other adjustment provisions of the respective plans. Under the 2019 incentive plan, no nonemployee director may be granted during any calendar year awards having a value determined on the date of grant in excess of $3 million. Shares of our common stock issuable pursuant to awards made under the 2019 incentive plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by our company.
DIRECTOR RSU GRANTS
Pursuant to our director compensation policy described above and the 2019 incentive plan, on December 11, 2023, Mr. Engles and Dr. Green were each granted RSUs with respect to 1,093 shares of LBRDK. The RSUs will vest on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability and, unless our Board of Directors determines otherwise, will be forfeited if the grantee resigns or is removed from the Board before the vesting date.
DIRECTOR OPTION GRANTS
Pursuant to our director compensation policy described above and the 2019 incentive plan, on December 11, 2023, Mses. Frist and Hamilton and Mr. Wargo were each granted options to purchase 6,038 LBRDK shares and Mr. Welsh was granted options to purchase 3,019 LBRDK shares, each at an exercise price of $76.45, which was the closing price of such
32 / 2024 PROXY STATEMENT

Director Compensation
stock on the grant date. The options will become exercisable on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our Board determines otherwise, will be terminated without becoming exercisable if the grantee resigns or is removed from the Board before the vesting date. Once vested, the options will remain exercisable until the seventh anniversary of the grant date, or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director.
STOCK OWNERSHIP GUIDELINES
Our Board of Directors adopted stock ownership guidelines that require each nonemployee director (other than Mr. Malone) to own shares of our company’s stock equal to at least three times the value of the nonemployee director fee. Nonemployee directors have five years from the nonemployee director’s initial appointment to our Board to comply with these guidelines.
LIBERTY BROADBAND CORPORATION / 33

Director Compensation
DIRECTOR COMPENSATION TABLE
The following table sets forth information concerning the compensation of our nonemployee directors for 2023.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(4)	All Other Compensation ($)	Total ($)
John C. Malone	—	—	—	197,603(5)	197,603
Gregg L. Engles	25,000	83,560	—	—	108,560
Julie D. Frist	25,000	—	167,422	—	192,422
Richard R. Green	111,750	83,560	—	—	195,310
Sue Ann Hamilton	111,750	—	167,422	—	279,172
J. David Wargo	30,000	—	167,422	—	197,422
John E. Welsh III	62,188	—	83,711	—	145,899

(1)
Gregory B. Maffei, who served as a director of our company in 2023 and is currently a named executive officer, received no compensation for serving as a director of our company during 2023.

(2)
As of December 31, 2023, our then-serving directors (other than Mr. Maffei, whose equity awards are listed in the “Outstanding Equity Awards at Fiscal Year-End” table below) held the following equity awards:

	John C. Malone	Gregg L. Engles	Julie D. Frist	Richard R. Green	Sue Ann Hamilton	J. David Wargo	John E. Welsh III
Options (#)
LBRDK	—	12,177	23,832	6,479	16,776	37,918	22,757
RSUs (#)
LBRDK	—	1,093	—	1,093	—	—	—

(3)
Reflects the grant date fair value of RSUs awarded, which has been computed based on the closing price of LBRDK shares on the grant date in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718 (ASC Topic 718), but (pursuant to SEC regulations) without reduction for estimated forfeitures.

(4)
The aggregate grant date fair value of the stock option awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 11 to our consolidated financial statements for the year ended December 31, 2023 (which are included in our 2023 Form 10-K).

(5)
Compensation related to personal use of corporate aircraft. Calculated based on aggregate incremental cost of such usage to our company.

34 / 2024 PROXY STATEMENT

Proposal 2 – The Auditors Ratification Proposal
Proposal 2 – The Auditors Ratification Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2024.
Even if the selection of KPMG LLP is ratified, the audit committee of our Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2024.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
VOTE AND RECOMMENDATION
The affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise.

AUDIT FEES AND ALL OTHER FEES
The following table presents fees incurred for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2023 and 2022 and fees billed for other services rendered by KPMG LLP.
	2023	2022
Audit fees	$3,370,000	3,410,100
Audit related fees	—	—
Audit and audit related fees	3,370,000	3,410,100
Tax fees(1)	19,000	64,200
Total fees	$3,389,000	3,474,300

(1)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.

LIBERTY BROADBAND CORPORATION / 35

Proposal 2 – The Auditors Ratification Proposal
POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain SEC rules or listing standards; and

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Chief Accounting Officer and Principal Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of $50,000, or if individual projects under $50,000 are likely to total $250,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. John E. Welsh III currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2023 were approved in accordance with the terms of the policy in place.
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Audit Committee Report
Audit Committee Report

Each member of the audit committee is an independent director as determined by our Board of Directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our Board of Directors has determined that Mr. Welsh is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our Board of Directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from our company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our Board of Directors that the audited financial statements be included in the 2023 Form 10-K.
Submitted by the Members of the Audit Committee
John E. Welsh III
Gregg L. Engles
J. David Wargo
LIBERTY BROADBAND CORPORATION / 37

Proposal 3 – The Incentive Plan Proposal
Proposal 3 – The Incentive Plan Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to adopt the Liberty Broadband Corporation 2024 Omnibus Incentive Plan.
Below is a description of the material provisions of the Liberty Broadband Corporation 2024 Omnibus Incentive Plan (the 2024 incentive plan). The summary that follows is not intended to be complete, and we refer you to the copy of the 2024 incentive plan set forth as Annex A to this proxy statement for a complete statement of its terms and provisions.

VOTE AND RECOMMENDATION
The affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the incentive plan proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because we believe our future success depends on our ability to attract, motivate and retain high quality officers, employees, independent contractors and directors and having the ability to provide incentive-based compensation awards is critical to that success. Our compensation philosophy seeks to align the interests of our officers, employees, independent contractors and directors with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

KEY FEATURES OF THE 2024 INCENTIVE PLAN
Our incentive compensation practices are intended to be competitive and consistent with market practices, and we believe our historical share usage has been responsible and mindful of stockholder interests. To that end, below are several key features of the 2024 incentive plan that we believe strike the appropriate balance between these two considerations:
•
No Discounted Options or SARs. Stock options and SARs may not be granted with an exercise price below fair market value.

•
Dividend Equivalents. Only an award of RSUs may include dividend equivalents. With respect to a performance-based award, dividend equivalents may only be paid to the extent the underlying award is actually paid.

•
Limited Terms for Options and SARs. The term for stock options and SARs granted under the 2024 incentive plan is limited to ten years.

•
No Transferability. Awards generally may not be transferred, except as permitted by will or the laws of descent and distribution or pursuant to a domestic relations order, unless otherwise provided for in an award agreement.

•
No Tax Gross-Ups. Holders do not receive tax gross-ups under the 2024 incentive plan.

•
Award Limitations. In any calendar year, no nonemployee director may be granted awards having a value that would be in excess of $1 million on the date of grant.

38 / 2024 PROXY STATEMENT

Proposal 3 – The Incentive Plan Proposal
LIBERTY BROADBAND CORPORATION 2024 OMNIBUS INCENTIVE PLAN
If the 2024 incentive plan is approved, it will be the only incentive plan under which awards will be made, and no additional awards will be made under the 2019 incentive plan. In addition, only the 5 million shares reserved under the 2024 incentive plan (plus any shares remaining, or that again become, available for awards under the 2019 incentive plan as of the effective date of the 2024 incentive plan, as described below) will be available for grant. The 2024 incentive plan is structured as an omnibus plan under which awards may be made to our company’s officers, employees, independent contractors and nonemployee directors and to employees and independent contractors of Liberty Media. A summary of certain terms of the 2024 incentive plan is set forth below.
The 2024 incentive plan is administered by the compensation committee of our Board of Directors, other than awards granted to nonemployee directors which may be administered by our full Board of Directors or the compensation committee. The 2024 incentive plan is designed to provide additional remuneration to eligible officers and employees of our company, our nonemployee directors and independent contractors and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. The 2024 incentive plan is also intended to (1) attract persons of exceptional ability to become our officers and employees, and (2) induce nonemployee directors and independent contractors to provide services to us. Such persons will be eligible to participate in and may be granted awards under the 2024 incentive plan. The number of individuals who will receive awards under the 2024 incentive plan will vary from year to year and will depend on various factors, such as the number of promotions and our hiring needs during the year, and whether employees, nonemployee directors or independent contractors of our subsidiaries are granted awards. Although we cannot predict the number of future award recipients, we estimate that there will be approximately 6 nonemployee directors of our company and approximately 350 employees of our company, our subsidiaries and Liberty Media who will be eligible to receive awards under the 2024 incentive plan. We do not currently anticipate granting any awards under the 2024 incentive plan to independent contractors of our company or Liberty Media. For the avoidance of doubt, employees and nonemployee directors of any of our affiliates may not participate in the 2024 incentive plan based solely upon their status at any such affiliate and instead, are required to provide services to our company or our company’s subsidiaries in order to be eligible.
Under the 2024 incentive plan, the compensation committee may grant non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing (as used in this description of the 2024 incentive plan, collectively, awards). The maximum number of shares of our common stock with respect to which awards may be granted under the 2024 incentive plan is 5 million shares plus any shares remaining, or that again become, available for awards under the 2019 incentive plan as of the effective date of the 2024 incentive plan, subject to anti-dilution and other adjustment provisions of the 2024 incentive plan. The maximum number of shares that remain available under the 2019 incentive plan, as of April 19, 2024, is 3,622,156 shares. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) that would be in excess of $1 million.
Shares of our common stock issuable pursuant to awards made under the 2024 incentive plan will be made available from either authorized but unissued shares of our common stock or shares of our common stock that we have issued but reacquired, including shares purchased in the open market. Shares of our common stock that are subject to (i) any award granted under the 2024 incentive plan or the 2019 incentive plan that expires, terminates or is cancelled or annulled for any reason without having been exercised, (ii) any award of any SARs granted under the 2024 incentive plan or the 2019 incentive plan the terms of which provide for settlement in cash, and (iii) any award of restricted shares or RSUs granted under the 2024 incentive plan or the 2019 incentive plan that shall be forfeited prior to becoming vested, will once again be available for issuance under the 2024 incentive plan. Shares of our common stock that are (a) not issued or delivered as a result of the net settlement of an outstanding option or SAR, (b) used to pay the purchase price or withholding taxes relating to an outstanding award, or (c) repurchased in the open market with the proceeds of an option purchase price will not again be made available for issuance under the 2024 incentive plan.
Subject to the provisions of the 2024 incentive plan, the compensation committee is authorized to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the 2024 incentive plan and to take such other action in connection with or in relation to the 2024 incentive plan as it deems necessary or advisable.
Unless otherwise determined by the compensation committee and expressly provided for in an agreement, awards are not transferrable except as permitted by will or the laws of descent and distribution or pursuant to a domestic relations order.
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Proposal 3 – The Incentive Plan Proposal
Stock Options. Non-qualified stock options awarded under the 2024 incentive plan will entitle the holder to purchase a specified number of shares of a series of our common stock at a specified exercise price subject to the terms and conditions of the applicable option grant. The exercise price of an option awarded under the 2024 incentive plan may be no less than the fair market value of the shares of the applicable series of our common stock as of the day the option is granted. The term of an option may not exceed ten years; however, if the term of an option expires when trading in our common stock is prohibited by law or our company’s policy, the option will expire on the 30th day after the expiration of such prohibition. The compensation committee will determine, and each individual award agreement will provide, (1) the series and number of shares of our common stock subject to the option, (2) the per share exercise price, (3) whether that price is payable in cash, by check, by promissory note, in whole shares of any series of our common stock, by the withholding of shares of our common stock issuable upon exercise of the option, by cashless exercise, or any combination of the foregoing, (4) other terms and conditions of exercise, (5) restrictions on transfer of the option and (6) other provisions not inconsistent with the 2024 incentive plan. Dividend equivalents will not be paid with respect to any stock options.
Stock Appreciation Rights. A SAR awarded under the 2024 incentive plan entitles the recipient to receive a payment in stock or cash equal to the excess of the fair market value (on the day the SAR is exercised) of a share of the applicable series of our common stock with respect to which the SAR was granted over the base price specified in the grant. A SAR may be granted to an option holder with respect to all or a portion of the shares of our common stock subject to a related stock option (a tandem SAR) or granted separately to an eligible person (a free standing SAR). Tandem SARs are exercisable only at the time and to the extent that the related stock option is exercisable. Upon the exercise or termination of the related stock option, the related tandem SAR will be automatically cancelled to the extent of the number of shares of our common stock with respect to which the related stock option was so exercised or terminated. The base price of a tandem SAR is equal to the exercise price of the related stock option. Free standing SARs are exercisable at the time and upon the terms and conditions provided in the relevant award agreement. The term of a free standing SAR may not exceed ten years; however, if the term of a free standing SAR expires when trading in our common stock is prohibited by law or our company’s policy, the free standing SAR will expire on the 30th day after the expiration of such prohibition. The base price of a free standing SAR may be no less than the fair market value of a share of the applicable series of our common stock as of the day the SAR is granted. Dividend equivalents will not be paid with respect to any SARs.
Restricted Shares and RSUs. Restricted shares are shares of our common stock that become vested and may be transferred upon completion of the restriction period. The compensation committee will determine, and each individual award agreement will provide, (1) the price, if any, to be paid by the recipient of the restricted shares, (2) whether dividends or distributions paid with respect to restricted shares will be retained by us during the restriction period (retained distributions), (3) whether the holder of the restricted shares may be paid a cash amount any time after the shares become vested, (4) the vesting date or vesting dates (or basis of determining the same) for the award and (5) other terms and conditions of the award. The holder of an award of restricted shares, as the registered owner of such shares, may vote the shares.
A RSU is a unit evidencing the right to receive, in specified circumstances, one share of the specified series of our common stock, or, in the discretion of our company, its cash equivalent, subject to a restriction period or forfeiture conditions. The compensation committee will be authorized to award RSUs based upon the fair market value of shares of any series of our common stock under the 2024 incentive plan. The compensation committee will determine, and each individual award agreement will provide, the terms, conditions, restrictions, vesting requirements and payment rules for awards of RSUs, including whether the holder will be entitled to dividend equivalent payments with respect to the RSUs. RSUs will be issued at the beginning of the restriction period and holders will not be entitled to shares of our common stock covered by RSU awards until such shares are issued to the holder at the end of the restriction period. Awards of RSUs or the common stock covered thereunder may not be transferred, assigned or encumbered prior to the date on which such shares are issued or as provided in the relevant award agreement.
Upon the applicable vesting date, all or the applicable portion of restricted shares or RSUs will vest, any retained distributions or unpaid dividend equivalents with respect to the restricted shares or RSUs will vest to the extent that the awards related thereto have vested, and any cash amount to be received by the holder with respect to the restricted shares or RSUs will become payable, all in accordance with the terms of the individual award agreement. The compensation committee may permit a holder to elect to defer delivery of any restricted shares or RSUs that become vested and any related cash payments, retained distributions or dividend equivalents, provided that such deferral elections are made in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the Code).
Cash Awards. The compensation committee will also be authorized to provide for the grant of cash awards under the 2024 incentive plan. A cash award is a bonus paid in cash subject to the terms, conditions and limitations established by the compensation committee.
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Proposal 3 – The Incentive Plan Proposal
Performance Awards. At the discretion of the compensation committee, any of the above-described awards may be designated as a performance award. Performance awards are contingent upon performance measures applicable to a particular period, as established by the compensation committee and set forth in individual agreements.
Awards Generally. Awards under the 2024 incentive plan may be granted either individually, in tandem or in combination with each other. Where applicable, the securities underlying, or relating to, awards granted under the 2024 incentive plan may be shares of our common stock as provided in the relevant grant. The closing prices of LBRDA and LBRDK shares were $50.10 and $49.88, respectively, as of April 19, 2024. The closing price of LBRDB shares was $51.00 on April 15, 2024 (the last day of quotation in LBRDB shares prior to the date of this document). Under certain conditions, including the occurrence of certain approved transactions, a board change or a control purchase (all as defined in the 2024 incentive plan), options and SARs will become immediately exercisable, and the restrictions on restricted shares and RSUs will lapse, unless individual agreements state otherwise or the compensation committee determines in connection with an approved transaction that the vesting and exercisability of awards will not accelerate because action has been taken to provide for a substantially equivalent substitute award. At the time an award is granted, the compensation committee will determine, and the relevant agreement will provide for, any vesting or early termination, upon a holder’s termination of employment or service with our company, of any unvested options, SARs, RSUs or restricted shares and the period during which any vested options and SARs must be exercised. Generally, if a holder’s employment or service terminates prior to an option or SAR becoming exercisable or being exercised in full, or during the restriction period with respect to any restricted shares or RSUs, such options and SARs will become exercisable, and the restrictions on restricted shares and RSUs will lapse and become vested only to the extent provided in the applicable award agreement; provided, however, that unless otherwise provided in the relevant agreement, (1) no option or SAR may be exercised after its scheduled expiration date (however, if the term of an option or SAR expires when trading in our common stock is prohibited by law or our company’s insider trading policy, then the term of such option or SAR shall expire on the 30th day after the expiration of such prohibition), (2) if the holder’s service terminates by reason of death or disability (as defined in the 2024 incentive plan), his or her options or SARs shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration date) and (3) any termination of the holder’s service for “cause” (as defined in the 2024 incentive plan) will result in the immediate termination of all options and SARs and the forfeiture of all rights to any restricted shares, RSUs, retained distributions, unpaid dividend equivalents and related cash amounts held by such terminated holder. If a holder’s employment or service terminates due to death or disability, options and SARs will become immediately exercisable, and the restrictions on restricted shares and RSUs will lapse and become fully vested, unless individual agreements state otherwise. The effect on a cash award of the termination of a holder’s employment or service for any reason, other than for “cause” (as defined in the 2024 incentive plan), will be stated in the individual agreement.
Adjustments. The number and kind of shares of our common stock that may be awarded or otherwise made subject to awards under the 2024 incentive plan, the number and kind of shares of our common stock covered by outstanding awards and the purchase or exercise price and any relevant appreciation base with respect to any of the foregoing will be subject to appropriate adjustment as the compensation committee deems equitable, in its sole discretion, in the event (1) we subdivide the outstanding shares of any series of our common stock into a greater number of shares of such series of common stock, (2) we combine the outstanding shares of any series of our common stock into a smaller number of shares of such series of common stock or (3) there is a stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, stock redemption, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase any series of our common stock, or any other similar corporate event (including mergers or consolidations, other than approved transactions (as defined in the 2024 incentive plan) for which other provisions are made pursuant to the 2024 incentive plan). In addition, in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the compensation committee has the discretion to (i) provide, prior to the transaction, for the acceleration of vesting and exercisability, or lapse of restrictions, with respect to the awards, or in the case of a cash merger, termination of unexercised awards, or (ii) cancel such awards and deliver cash to holders based on the fair market value of such awards as determined by the compensation committee, in a manner that is in compliance with the requirements of Section 409A of the Code. If the purchase price of options or the base price of SARs, as applicable, is greater than the fair market value of such options or SARs, the options or SARs may be canceled for no consideration.
Amendment and Termination. The 2024 incentive plan will terminate on the fifth anniversary of the plan’s effective date (which is May 23, 2024) unless earlier terminated by the compensation committee. The compensation committee may suspend, discontinue, modify or amend the 2024 incentive plan at any time prior to its termination, except that outstanding awards may not be amended to reduce the purchase or base price of outstanding options or SARs. However, before an
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Proposal 3 – The Incentive Plan Proposal
amendment may be made that would adversely affect a participant who has already been granted an award, the participant’s consent must be obtained, unless the change is necessary to comply with Section 409A of the Code.
U.S. FEDERAL INCOME TAX CONSEQUENCES OF AWARDS GRANTED UNDER THE 2024 INCENTIVE PLAN
The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2024 incentive plan and with respect to the sale of any shares of our common stock acquired under the 2024 incentive plan. This general summary does not purport to be complete, does not describe any state, local or non-U.S. tax consequences, and does not address issues related to the tax circumstances of any particular recipient of an award under the 2024 incentive plan.
Non-Qualified Stock Options; SARs. Holders will not recognize taxable income upon the grant of a non-qualified stock option or a SAR. Upon the exercise of a non-qualified stock option or a SAR, the holder will recognize ordinary income (subject to withholding, if applicable) in an amount equal to the excess of (1) the fair market value on the date of exercise of the shares received over (2) the exercise price or base price (if any) he or she paid for the shares. The holder will generally have a tax basis in any shares of our common stock received pursuant to the exercise of a SAR, or pursuant to the cash exercise of a non-qualified stock option, that equals the fair market value of such shares on the date of exercise. The disposition of the shares of our common stock acquired upon exercise of a non-qualified stock option will ordinarily result in capital gain or loss. We are entitled to a deduction in an amount equal to the income recognized by the holder upon the exercise of a non-qualified stock option or SAR.
Cash Awards; RSUs; Restricted Shares. A holder will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time such cash is otherwise made available for the holder to draw upon it, and we will have a corresponding deduction for federal income tax purposes, subject to certain limits on deductibility discussed below. A holder will not have taxable income upon the grant of a RSU but rather will generally recognize ordinary compensation income at the time the award is settled in an amount equal to the fair market value of the shares received, at which time we will have a corresponding deduction for federal income tax purposes, subject to certain limits on deductibility discussed below.
Generally, a holder will not recognize taxable income upon the grant of restricted shares, and we will not be entitled to any federal income tax deduction upon the grant of such award. The value of the restricted shares will generally be taxable to the holder as compensation income in the year or years in which the restrictions on the shares of common stock lapse. Such value will equal the fair market value of the shares on the date or dates the restrictions terminate. A holder, however, may elect pursuant to Section 83(b) of the Code to treat the fair market value of the shares subject to the restricted share award on the date of such grant as compensation income in the year of the grant of the restricted share award. The holder must make such an election pursuant to Section 83(b) of the Code within 30 days after the date of grant. If such an election is made and the holder later forfeits the restricted shares to us, the holder will not be allowed to deduct, at a later date, the amount such holder had earlier included as compensation income. In any case, we will receive a deduction for federal income tax purposes corresponding in amount to the amount of compensation included in the holder’s income in the year in which that amount is so included, subject to certain limits on deductibility discussed below.
A holder who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time the holder recognizes income under the rules described above with respect to the cash or the shares of our common stock received pursuant to awards. Dividends or dividend equivalents that are received by a holder prior to the time that the restricted shares or RSUs are taxed to the holder under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis of a holder in the shares of our common stock received will equal the amount recognized by the holder as compensation income under the rules described in the preceding paragraph, and the holder’s holding period in such shares will commence on the date income is so recognized.
Certain Tax Code Limitations on Deductibility. In order for us to deduct the amounts described above, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability to obtain a deduction for awards under the 2024 incentive plan could also be limited by Section 280G of the Code, which provides that certain excess parachute payments made in connection with a change in control of an employer are not deductible. The ability to obtain a deduction for amounts paid under the 2024 incentive plan could also be affected by Section 162(m) of the Code, which limits the deductibility, for U.S. federal income tax purposes,
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Proposal 3 – The Incentive Plan Proposal
of compensation paid to certain employees to $1 million during any taxable year. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of Section 162(m) of the Code have been expanded and there is no longer any exception for qualified performance-based compensation. The transition rules in effect for binding contracts in effect on November 2, 2017 provide that performance-based awards will maintain their exemption from the $1 million annual deduction limitation for so long as such contracts are not materially modified, even though the compensation deduction for such awards would not occur until after 2017. However, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
Code Section 409A. Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (1) the timing of payment, (2) the advance election of deferrals, and (3) restrictions on the acceleration of payment. Failure to comply with Section 409A of the Code may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant’s income. It is intended that awards under the 2024 incentive plan be structured in a manner that is designed to be exempt from or comply with Section 409A of the Code.
NEW PLAN BENEFITS
Due to the nature of the 2024 incentive plan and the discretionary authority afforded the compensation committee in connection with the administration thereof, we cannot determine or predict the value, number or type of awards to be granted pursuant to the 2024 incentive plan.
Prior to the date of this proxy statement, we have not granted any awards under the 2024 incentive plan with respect to shares of our common stock.
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Proposal 4—The Say-on-Pay Proposal
Proposal 4—The Say-on-Pay Proposal

What am I being asked to vote on and how should I vote?
We are providing our stockholders the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as described below in accordance with Section 14A of the Exchange Act. This advisory vote is often referred to as the “say-on-pay” vote and allows our stockholders to express their views on the overall compensation paid to our named executive officers. Our company values the views of its stockholders and is committed to the efficiency and effectiveness of our company’s executive compensation program.
Our most recent advisory vote on the compensation of our named executive officers was held at our 2021 annual meeting of stockholders on May 26, 2021 (the 2021 annual meeting), at which stockholders representing a majority of our aggregate voting power present and entitled to vote on the say-on-pay proposal voted in favor of, on an advisory basis, our executive compensation as disclosed in our proxy statement for our 2021 annual meeting. At the 2021 annual meeting, stockholders elected to hold a say-on-pay vote every three years, and our Board of Directors adopted this as the frequency at which future advisory votes on executive compensation would be held. Our next advisory vote on executive compensation will be held in 2027.
We are seeking stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules, which include the disclosures under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables (including all related footnotes) and any additional narrative discussion of compensation included herein. Stockholders are encouraged to read the “Executive Compensation—Compensation Discussion and Analysis” section of this proxy statement, which provides an overview of our company’s executive compensation policies and procedures and how they were applied for 2023.
In accordance with Section 14A of the Exchange Act, and Rule 14a-21(a) promulgated thereunder, and as a matter of good corporate governance, our Board of Directors is asking stockholders to approve the following advisory resolution at the 2024 annual meeting of stockholders:
“RESOLVED, that the stockholders of Liberty Broadband Corporation hereby approve, on an advisory basis, the compensation paid to our company’s named executive officers, as disclosed in this proxy statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion.”
ADVISORY VOTE
Although this vote is advisory and non-binding on our Board and our company, our Board and the compensation committee, which is responsible for designing and administering our company’s executive compensation program, value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation policies and decisions for named executive officers.
VOTE AND RECOMMENDATION
This advisory resolution, which we refer to as the say-on-pay proposal, will be considered approved if it receives the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.

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Proposal 4—The Say-on-Pay Proposal
OUR BOARD RECOMMENDS A VOTE FOR THE SAY-ON-PAY PROPOSAL

The Board of Directors unanimously recommends a vote FOR the say-on-pay proposal because the compensation structure is aligned with our ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

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Executive Officers
Executive Officers

The following lists the executive officers of our company (other than Gregory B. Maffei, our President and Chief Executive Officer, who also serves as a director of our company and who is listed under “Proposal 1—The Election of Directors Proposal”), their ages and a description of their business experience, including positions held with our company and the predecessor(s) of other companies listed below.
Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office.
Brian J. Wendling	Principal Financial Officer and Chief Accounting Officer Age: 51

Current Positions
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Principal Financial Officer and Chief Accounting Officer of our company since July 2019 and January 2020, respectively

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Principal Financial Officer and Chief Accounting Officer of Liberty Media and Qurate Retail since July 2019 and January 2020, respectively

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Principal Financial Officer and Chief Accounting Officer of Atlanta Braves Holdings since December 2022

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Senior Vice President and Chief Financial Officer of Liberty TripAdvisor since January 2016

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Director of comScore, Inc. since March 2021

Prior Positions/Experience
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Principal Financial Officer and Chief Accounting Officer of LMAC from November 2020 to December 2022

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Principal Financial Officer and Chief Accounting Officer of GCI Liberty from July 2019 and January 2020, respectively – December 2020

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Senior Vice President and Controller of each of our company, Liberty Media and Qurate Retail from January 2016 – December 2019 and GCI Liberty from March 2018 – December 2019

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Vice President and Controller of Liberty TripAdvisor from August 2014 – December 2015

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Senior Vice President of Liberty Expedia from March 2016 – July 2019

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Vice President and Controller of our company from October 2014 – December 2015, Liberty Media from November 2011 – December 2015, Qurate Retail from November 2011 – December 2015

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Various positions with Liberty Media and Qurate Retail since 1999

Renee L. Wilm	Chief Legal Officer and Chief Administrative Officer Age: 50

Current Positions
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Chief Legal Officer and Chief Administrative Officer of our company since September 2019 and January 2021, respectively

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Chief Executive Officer of Las Vegas Grand Prix, Inc. since January 2022

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Chief Legal Officer and Chief Administrative Officer of Atlanta Braves Holdings since December 2022

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Chief Legal Officer and Chief Administrative Officer of Liberty Media, Qurate Retail and Liberty TripAdvisor since September 2019 and January 2021, respectively

Prior Positions/Experience
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Chief Legal Officer and Chief Administrative Officer of LMAC from November 2020 – December 2022 and January 2021 – December 2022, respectively

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Director of LMAC from January 2021 – December 2022

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Chief Legal Officer of GCI Liberty from September 2019 – December 2020

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Prior to September 2019, Senior Partner with the law firm Baker Botts L.L.P., where she represented our company, Liberty Media, Qurate Retail, Liberty TripAdvisor and GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance; while at Baker Botts L.L.P., was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office

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Executive Compensation
Executive Compensation

This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
GREGORY B. MAFFEI
President and Chief Executive Officer
BRIAN J. WENDLING
Principal Financial Officer and Chief Accounting Officer
ALBERT E. ROSENTHALER
Former Chief Corporate Development Officer
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Effective as of January 1, 2024, Mr. Rosenthaler had retired from his position as the Chief Corporate Development Officer of our company.
Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

WHAT WE DO	WHAT WE DO NOT DO

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A significant portion of compensation is at-risk and performance-based.

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Performance targets for our executives support the long-term growth of our company.

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We have a clawback policy and clawback provisions for equity-based incentive compensation.

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We have stock ownership guidelines for our executive officers.

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Our compensation practices do not encourage excessive risk taking.

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We do not provide tax gross-up payments in connection with taxable income from perquisites.

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We do not engage in liberal share recycling.

COMPENSATION DISCUSSION AND ANALYSIS
SERVICES AGREEMENT
In connection with the Broadband Spin-Off, we entered into the services agreement with Liberty Media in November 2014, pursuant to which Liberty Media provides to our company certain administrative and management services, and we pay Liberty Media a monthly management fee, the amount of which is subject to a quarterly review by our audit committee (and at least an annual review by our compensation committee). As a result, Liberty Media employees, including our named executive officers other than Mr. Maffei, who is paid certain compensation elements directly by our company pursuant to the amended services agreement (as described below), are typically not separately compensated by our company other than with respect to equity awards with respect to our common stock and with respect to performance-based cash bonuses. See “—Elements of 2023 Executive Compensation—Equity Incentive Compensation” and “—Elements of 2023 Executive Compensation—2023 Performance-Based Bonuses” below for information concerning the equity awards granted to and performance-based cash bonuses paid to our named executive officers in 2023.
In December 2019, the services agreement was amended (the amended services agreement) in connection with Liberty Media entering into a new employment arrangement with Mr. Maffei (the 2019 Maffei Employment Agreement). Under
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Executive Compensation
the amended services agreement, our company establishes, and pays or grants directly to Mr. Maffei, our allocable portion of his annual performance-based cash bonus, his annual equity-based awards and his Upfront Awards (as defined below), and we reimburse Liberty Media for our allocable portion of the other components of Mr. Maffei’s compensation, which are described in more detail below in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.” Under the 2019 Maffei Employment Agreement, Mr. Maffei’s compensation was allocated across Liberty Media, and each of our company, Qurate Retail, Liberty TripAdvisor and, following its split-off from Liberty Media, Atlanta Braves Holdings (each a Service Company, or, collectively, the Service Companies) based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed. Our allocable portion of Mr. Maffei’s annual compensation was 23% in 2023. The salary, certain perquisite information and other compensation elements of Mr. Maffei that were not paid or granted directly by our company included in the “Summary Compensation Table” below include the portion of his compensation allocable to our company and for which we reimbursed Liberty Media and do not include the portion of his compensation allocable to Liberty Media or any of the other Service Companies. For the year ended December 31, 2023, we accrued management fees payable to Liberty Media under the amended services agreement of $6.5 million, not including the portion of Mr. Maffei’s compensation allocable to our company and for which we reimbursed Liberty Media.
ROLE OF CHIEF EXECUTIVE OFFICER IN COMPENSATION DECISIONS; SETTING EXECUTIVE COMPENSATION
As a result of the management fee paid to Liberty Media, the compensation committee typically does not expect to provide compensation to the executive officers other than to Mr. Maffei pursuant to the amended services agreement and to the other executive officers with regard to equity incentive compensation and performance cash bonuses. Mr. Maffei may make recommendations with respect to any equity compensation and performance cash bonuses to be awarded to our executive officers. It is expected that Mr. Maffei, in making any related recommendations to our compensation committee, will evaluate the performance and contributions of each of our executive officers, given his or her respective area of responsibility, and, in doing so, will consider various qualitative factors such as:
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the executive officer’s experience and overall effectiveness;

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the executive officer’s performance during the preceding year;

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the responsibilities of the executive officer, including any changes to those responsibilities over the year; and

•
the executive officer’s demonstrated leadership and management ability.

When determining the extent to which the 2023 Chief RSUs (as defined below) were earned by our named executive officers, our compensation committee considered the recommendations obtained from Mr. Maffei as to the performance of Messrs. Wendling and Rosenthaler and Ms. Wilm. To make these recommendations, Mr. Maffei evaluated the performance and contributions of each such named executive officer.
At the 2021 annual stockholder meeting, stockholders representing a majority of the aggregate voting power of Liberty Broadband present and entitled to vote on its say-on-pay proposal voted in favor of, on an advisory basis, Liberty Broadband’s executive compensation, as disclosed in our proxy statement for the 2021 annual meeting of stockholders. No material changes were implemented to our executive compensation program as a result of this vote. In addition, at the 2021 annual meeting of stockholders, stockholders elected to hold a say-on-pay vote every three years. At the annual meeting, we are submitting for consideration a proposal to approve, on an advisory basis, our executive compensation. See “Proposal 4—The-Say-on-Pay Proposal.”
ROLE OF INDEPENDENT COMPENSATION CONSULTANT
Prior to entering into the amended services agreement with Liberty Media in connection with the 2019 Maffei Employment Agreement, our compensation committee engaged FW Cook, an independent and experienced compensation consultant, to assist in determining the reasonableness of compensation to be allocated to our company under the amended services agreement.
In order to assess the reasonableness of compensation, FW Cook evaluated the market value of Mr. Maffei’s role at our company and the proposed allocation to our company under the amended services agreement. Given the unique nature of
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Mr. Maffei’s role at our company, FW Cook evaluated the market value of the executive job at our company through three different lenses: as Chief Executive Officer, Chairman of the Board and managing partner of a private equity firm.
In assessing the reasonableness of pay as Chief Executive Officer or Chairman of the Board, FW Cook and the compensation committee reviewed pay data for companies comparable to ours, including companies in the media and diversified telecommunication services industries, and companies with which we may compete for executive talent and stockholder investment and also included companies in those industries that are similar to our company in size, geographic location or complexity of operations.
In assessing the reasonableness of pay as Chairman of the Board, FW Cook and the compensation committee reviewed pay data for companies comparable to Charter, in which our company owns a meaningful stake, and for which Mr. Maffei’s oversight represents a meaningful portion of his responsibilities for our company. These companies included companies in the media, diversified telecommunication services, communication equipment and wireless telecommunication service industries, and companies with which we believed Charter may compete for executive talent and stockholder investment and also included companies in those industries that are similar to Charter in size, geographic location or complexity of operations.
In assessing the reasonableness of pay as a managing partner of a private equity firm, FW Cook and the compensation committee reviewed survey data regarding the compensation of private equity professionals.
ELEMENTS OF 2023 EXECUTIVE COMPENSATION
For 2023, the principal components of compensation for the named executive officers were:
•
in the case of Mr. Maffei, base salary and perquisites and other limited personal benefits;

•
a performance-based bonus, payable in cash;

•
in the case of Messrs. Maffei and Wendling and Ms. Wilm, time-vested stock options;

•
in the case of the named executive officers (other than Mr. Maffei), performance-based restricted stock units; and

•
in the case of Mr. Wendling and Ms. Wilm, time-based restricted stock units.

BASE SALARY
Mr. Maffei’s base salary is governed by the terms of the 2019 Maffei Employment Agreement. For 2023, Mr. Maffei’s base salary was $3,000,000, as prescribed by the 2019 Maffei Employment Agreement. Pursuant to the 2019 Maffei Employment Agreement and the amended services agreement, Liberty Media pays Mr. Maffei’s base salary directly, and we reimburse Liberty Media for our allocable portion. In 2023, the portion of Mr. Maffei’s aggregate annual base salary allocated to our company was 23% or $690,000.
2023 PERFORMANCE-BASED BONUSES
Overview. For 2023, our compensation committee adopted an annual, performance-based bonus program for each of Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm. The 2023 bonus program was comprised of two components: a bonus amount payable based on each participant’s individual performance (the Individual Performance Bonus) and a bonus amount payable based on the corporate performance of our company, Liberty Media, Qurate Retail, Liberty TripAdvisor (the Corporate Performance Bonus).
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Individual Performance Bonus (60% weighting)	Corporate Performance Bonus (40% weighting)
•
Based on each named executive officers’ personal, department and corporate related goals

•
Named executive officer provided a self-evaluation of their achievements, and in the case of Messrs. Wendling and Rosenthaler and Ms. Wilm, Mr. Maffei also provided an evaluation

•
Compensation committee reviewed goals, evaluations and achievements before approving a specific payout for each named executive officer

•
30% based on consolidated financial results of all subsidiaries and major investments within our company, Liberty Media, Qurate Retail and Liberty TripAdvisor

•
10% based on consolidated revenue results

•
10% based on consolidated adjusted OIBDA results

•
10% based on consolidated free cash flow results

•
10% based on corporate level achievements such as merger and acquisition activity, investments, financings, sustainability initiatives, SEC/audit compliance, litigation management and tax compliance

Pursuant to the 2019 Maffei Employment Agreement, Mr. Maffei was assigned a target bonus opportunity under the performance-based bonus program equal to $17 million in the aggregate for our company, Liberty Media, and each of the other Service Companies. For 2023, that bonus amount was split among, and payable directly by, Liberty Media, our company, Qurate Retail and Liberty TripAdvisor, with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee. In 2023, the portion of Mr. Maffei’s aggregate target bonus amount allocated to our company was 23% or $3,910,000. The portions of Mr. Maffei’s aggregate target bonus amount allocated to each of Liberty Media, Qurate Retail and Liberty TripAdvisor pursuant to the amended services agreements were 61% (or $10,370,000), 11% (or $1,870,000) and 5% (or $850,000), respectively.
Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm were assigned in March 2023 a maximum bonus opportunity under the performance-based bonus program, which would be allocated to each of our company, Liberty Media, Qurate Retail and Liberty TripAdvisor in the same percentage as the allocation for Mr. Maffei’s target bonus opportunity (the Maximum Performance Bonus). The portion of the Maximum Performance Bonus allocated to the Liberty Broadband program was $7,820,000, $299,427, $547,832 and $553,254 for Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm, respectively (the Liberty Broadband Maximum Performance Bonus). The Liberty Broadband Maximum Performance Bonus amounts are up to 200% of Mr. Maffei’s target annual bonus allocated to our company under the 2019 Maffei Employment Agreement, and our company’s allocable portion of up to 200% of base pay for each of Messrs. Wendling and Rosenthaler and Ms. Wilm. The portion of the Maximum Performance Bonus allocated to Liberty Media, Qurate Retail and Liberty TripAdvisor was $20,740,000, $3,740,000 and $1,700,000, respectively, for Mr. Maffei, $794,133, $143,204 and $65,093, respectively, for Mr. Wendling, $1,452,945, $143,204 and $65,093, respectively, for Mr. Rosenthaler and $1,467,327, $264,600 and $120,273, respectively, for Ms. Wilm.
Following the split-off of Atlanta Braves Holdings from Liberty Media in July 2023, a portion of Mr. Maffei’s aggregate target bonus amount and Messrs. Maffei’s, Wendling’s and Rosenthaler’s and Ms. Wilm’s Maximum Performance Bonus previously allocated to Liberty Media was reallocated to Atlanta Braves Holdings. Following such reallocation, the portion of Mr. Maffei’s aggregate target bonus amount allocated to each of Liberty Media and Atlanta Braves Holdings was 54% (or $9,180,000) and 7% (or $1,190,000), respectively, and the portion of the Maximum Performance Bonus allocated to each of Liberty Media and Atlanta Braves Holdings was $18,360,000 and $2,380,000, respectively, for Mr. Maffei, $703,003 and $91,130, respectively, for Mr. Wendling, $1,286,214 and $166,731, respectively, for Mr. Rosenthaler and $1,298,945 and $168,382, respectively, for Ms. Wilm. The portions of Mr. Maffei’s aggregate target bonus amount and Messrs. Maffei’s, Wendling’s and Rosenthaler’s and Ms. Wilm’s Maximum Performance Bonus allocated to each of our company, Qurate Retail and Liberty TripAdvisor remained the same.
Each participant was entitled to receive from our company an amount (the Liberty Broadband Maximum Individual Bonus) equal to 60% of the Liberty Broadband Maximum Performance Bonus for that participant. The Liberty Broadband
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Maximum Individual Bonus was subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of our company. Under the corollary program of Liberty Media and the corollary programs of the other Service Companies, each participant was entitled to receive from each of Liberty Media and the other Service Companies a maximum individual bonus equal to 60% of his or her Maximum Performance Bonus allocable to Liberty Media and each other Service Company, subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of Liberty Media and the other Service Companies. Our compensation committee believes this construct was appropriate in light of the amended service agreement and the fact that each participant splits his or her professional time and duties.
Each participant was entitled to receive from our company an amount (the Liberty Broadband Maximum Corporate Bonus) equal to 40% of his or her Liberty Broadband Maximum Performance Bonus, subject to reduction based on a determination of the consolidated corporate performance of our company, Liberty Media and the other Service Companies. Under the corollary program of Liberty Media and the corollary programs of the other Service Companies, each participant was entitled to receive from each of Liberty Media and the other Service Companies a bonus that is 40% of each of Liberty Media’s and the other Service Companies’ allocable portion of the Maximum Performance Bonus, which was subject to reduction based on a determination of the consolidated corporate performance of our company, Liberty Media and the other Service Companies.
In December 2023, our compensation committee and the compensation committees of Liberty Media and each other Service Company reviewed contemporaneously our respective named executive officers’ individual performance and consolidated corporate performance under each company’s program. Notwithstanding this joint effort, our compensation committee retained sole and exclusive discretion with respect to the approval of award terms and amounts payable under our bonus program.
Individual Performance Bonus. Our compensation committee reviewed the individual performance of each participant to determine the reductions that would apply to each participant’s Liberty Broadband Maximum Individual Bonus. Our compensation committee took into account a variety of factors, without assigning a numerical weight to any single performance measure. This determination was based on reports to our Board, the observations of committee members throughout the year, executive self-evaluations and, with respect to the participants other than Mr. Maffei, the observations and input of Mr. Maffei. In evaluating the performance of each of the participants for determining the reduction that would apply to each named executive officer’s Liberty Broadband Maximum Individual Bonus, the following performance objectives related to our company which had been assigned to each participant for 2023 were considered:
GREGORY B. MAFFEI
President and Chief Executive Officer

Performance Objectives:
•
Effectively represent our company on Charter’s board of directors and assist with various management, strategic and operational matters

•
Manage liquidity and enhance shareholder value; support new financing activities

•
Provide leadership and development opportunities to our management team, corporate development group, and investor relations team

•
Support GCI management team in navigating governmental framework, evaluating capital expenditure strategies, succession planning and maintaining culture of compliance

•
Evaluate investment and strategic opportunities

•
Continue development of sustainability program

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BRIAN J. WENDLING
Principal Financial Officer and Chief Accounting Officer

Performance Objectives:
•
Ensure timely and accurate internal and external financial reports

•
Maintain a robust control environment at the corporate and subsidiary levels

•
Oversee the GCI operating business, including operating performance, capital expenditure planning and succession planning

• Actively engage in evaluation of capital structures and liquidity • Continue to improve cybersecurity profile and prepare for new SEC cybersecurity rules
ALBERT E. ROSENTHALER
Former Chief Corporate Development Officer
Performance Objectives: • Evaluate liquidity opportunities	• Evaluate strategic and investment opportunities
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Performance Objectives:
•
Evaluate strategic opportunities with corporate development; provide legal support for execution of selected opportunities

•
Evaluate and optimize capital structure and liquidity solutions with treasury; provide legal support for execution of selected financing opportunities

•
Support GCI legal department with regard to litigation, corporate matters and compliance matters

•
Continue to develop and refine active government affairs program

•
Manage executive compensation arrangements and equity award programs

•
Advance diversity and inclusion efforts

Following a review of the participants’ performance and a review of the time allocated to matters for our company, our compensation committee determined to pay each participant the following portion of his or her Liberty Broadband Maximum Individual Bonus:
Name	Liberty Broadband Maximum Individual Bonus	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$4,692,000	75.00%	$3,519,000
Brian J. Wendling	$179,656	81.25%	$145,971
Albert E. Rosenthaler	$328,699	81.25%	$267,068
Renee L. Wilm	$331,953	93.75%	$311,206
Corporate Performance Bonus. Our compensation committee then made a determination as to the portion, if any, that would be payable to each participant for his or her Liberty Broadband Maximum Corporate Bonus, a portion of which is attributable to consolidated financial measures of the Operating Companies (as defined below) as a group and a portion of which is attributable to corporate-level achievements. In making this determination, our compensation committee reviewed forecasts of 2023 adjusted OIBDA (as defined below), revenue and free cash flow (financial measures) for QVC, HSN, Inc., Cornerstone Brands, Inc., Sirius XM, Braves Holdings, LLC, Formula 1, GCI Holdings, LLC and proportionate shares of Live Nation, Charter and TripAdvisor (collectively, the Operating Companies), all of which forecasts were prepared in December 2023 and are set forth in the table below. Also set forth in the table below are the corresponding actual financial measures achieved for 2023, which deviated from our forecasts as indicated below. Although forecasted revenue,
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adjusted OIBDA and free cash flow deviated from the actual result, none of the deviations would have materially affected the amounts paid under the corporate performance bonus portion of the program.
For purposes of the bonus program, adjusted OIBDA is defined as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), impairments and fire related costs. Sirius XM, Live Nation, Charter, and Tripadvisor do not report adjusted OIBDA information. As a result, in order to determine their financial results, we used the most similar non-GAAP measures reported by each of these companies. We used adjusted EBITDA as reported by Sirius XM, Charter, and Tripadvisor and adjusted Operating Income (AOI), as reported by Live Nation. For a definition of adjusted EBITDA as defined by Sirius XM, see Sirius XM’s Annual Report on Form 10-K for the year ended December 31, 2023, filed on February 1, 2024. For a definition of adjusted EBITDA as defined by Charter, see Charter’s Annual Report on Form 10-K for the year ended December 31, 2023, filed on February 2, 2024. For a definition of adjusted EBITDA as defined by Tripadvisor, see Tripadvisor’s Annual Report on Form 10-K for the year ended December 31, 2023, filed on February 16, 2024. For a definition of AOI as defined by Live Nation, see Live Nation’s Annual Report on Form 10-K for the year ended December 31, 2023, filed on February 22, 2024.
	(dollar amounts in millions)
	2023 Forecast	2023 Actual	Actual / Forecast
Revenue(1)	$48,283	$48,641	0.7%
Adjusted OIBDA(1)	$12,498	$12,498	0.0%
Free Cash Flow(1)(2)	$4,103	$4,340	5.8%

(1)
Revenue, adjusted OIBDA and Free Cash Flow amounts represent the consolidated summation of the Operating Companies. All calculations were performed on a constant currency basis.

(2)
Defined for purposes of the bonus program as adjusted OIBDA less all other operating and investing items on a constant currency basis.

Based on a review of the above forecasts and consideration of Operating Company performance against plan for these financial measures by the compensation committees of our company, Liberty Media, Qurate Retail, Liberty TripAdvisor, and Atlanta Braves Holdings, the compensation committees determined that the financial measures relating to the Operating Companies were achieved to the extent described below:
Financial Measure	Percentage Payable
Revenue(1)	7% of a possible 10%
Adjusted OIBDA(1)	6% of a possible 10%
Free Cash Flow(1)(2)	7% of a possible 10%
Percentage payable was based on 2023 forecasted financial measures compared to 2023 budgeted financial measures, with a 7% possible payout if forecasted financial measures equaled budgeted financial measures, and a payout range of 0% to 10% if forecasted financial measures were less than or greater than budgeted financial measures. Our compensation committee then translated the achievement of these financial measures into a percentage payable (20% of a possible 30%, or 67%) to each participant of his or her Liberty Broadband Maximum Corporate Bonus related to financial measures, as follows:
Name	Liberty Broadband Maximum Corporate Bonus Related to Financial Measures	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$2,346,000	67%	$1,564,000
Brian J. Wendling	$89,828	67%	$59,886
Albert E. Rosenthaler	$164,350	67%	$109,566
Renee L. Wilm	$165,976	67%	$110,651
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In December 2023, our compensation committee considered combined corporate-level achievements for our company, Liberty Media and each of the other Service Companies in determining that 9% of a possible 10% of a portion of the Liberty Broadband Maximum Corporate Bonus would be payable to each participant. In making this determination, the compensation committee considered merger and acquisition activity, investments, financings, sustainability initiatives, SEC/audit compliance, litigation management and tax compliance. The achievements and percentage payable translated to the following payment for each participant:
Name	Liberty Broadband Maximum Corporate Bonus Related to Corporate-Level Achievements	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$782,000	90%	$703,800
Brian J. Wendling	$29,943	90%	$26,948
Albert E. Rosenthaler	$54,783	90%	$49,305
Renee L. Wilm	$55,325	90%	$49,793
Aggregate Results. The following table presents information concerning the aggregate 2023 performance-based bonus amounts payable to each named executive officer by our company after giving effect to the determinations described above.
Name	Individual Performance Bonus	Corporate Performance Bonus Related to Financial Measures	Corporate Performance Bonus Related to Corporate-Level Achievements	Total Bonus
Gregory B. Maffei	$3,519,000	$1,564,000	$703,800	$5,786,800
Brian J. Wendling	$145,971	$59,886	$26,948	$232,805
Albert E. Rosenthaler	$267,068	$109,566	$49,305	$425,940
Renee L. Wilm	$311,206	$110,651	$49,793	$471,650
Our compensation committee then noted that, when combined with the total 2023 performance-based bonus amounts paid by Liberty Media and the other Service Companies to the overlapping named executive officers, Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm received $26,090,750, $1,012,195, $1,851,911 and $2,050,650, respectively. For more information regarding these bonus awards, please see the “Grants of Plan-Based Awards” table below.
EQUITY INCENTIVE COMPENSATION
The 2024 incentive plan and prior to its expiration, the 2019 incentive plan, provide for the grant of a variety of incentive awards, including stock options, restricted shares, RSUs, SARs and performance awards. Subject to share availability considerations, our compensation committee has a preference for grants of stock options and awards of restricted stock or RSUs (as compared with other types of available awards under the 2019 incentive plan) based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date.
As discussed above, our executive officers perform management services for our company pursuant to the amended services agreement. In consultation with the compensation committees of each of Liberty Media and the other Service Companies (except for the compensation committee of Atlanta Braves Holdings because such decisions were made prior to its split-off from Liberty Media), our compensation committee determined that each of our company, Liberty Media and the other Service Companies (except for Atlanta Braves Holdings for the reason described above) would grant a proportionate share of the aggregate equity grant value to each named executive officer each year for their service to our company and each of Liberty Media and the other Service Companies. With respect to awards made to Messrs. Wendling and Rosenthaler and Ms. Wilm, the proportionate share for each company was determined based 50% on the relative market capitalization and 50% on relative time spent by Liberty Media’s employees working for such issuer. With respect to awards made to Mr. Maffei, the 2019 Maffei Employment Agreement provides that Mr. Maffei’s aggregate annual equity award value will be granted across Liberty Media and the Service Companies by Liberty Media’s compensation
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committee, our compensation committee and the compensation committees of each other Service Company based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed.
Annual Equity Awards
Maffei Annual Equity Awards. The 2019 Maffei Employment Agreement provides Mr. Maffei with the opportunity to earn annual equity awards during the employment term. See “—Executive Compensation Arrangements—Gregory B. Maffei—Annual Awards” for additional information about the annual awards provided under the 2019 Maffei Employment Agreement.
When structuring the 2019 Maffei Employment Agreement, to further align Mr. Maffei’s interests with those of the other stockholders, the compensation committee structured his annual equity award grants as either option awards or performance-based restricted stock units with meaningful payout metrics determined annually. This structure was designed to provide for alignment of interests with our company’s stockholders and flexibility to the compensation committee to incent achievement of strategic objectives that may change or evolve over the term of the agreement.
The 2019 Maffei Employment Agreement provided that Mr. Maffei was entitled to receive from our company, Liberty Media and the other Service Companies in 2023 (except for Atlanta Braves Holdings because such grant occurred prior to its split-off from Liberty Media) a combined target equity award value of $17.5 million comprised of time-vested stock options, performance-based restricted stock units or a combination of award types, at Mr. Maffei’s election.
In 2023, our compensation committee granted time-vested stock options to Mr. Maffei in satisfaction of our obligations under the 2019 Maffei Employment Agreement for 23% of Mr. Maffei’s aggregate annual equity award value for 2023, or $4,025,000. Our compensation committee believed that time-vested stock options are consistent with its philosophy of aligning the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.
As a result, our compensation committee granted to Mr. Maffei 129,149 LBRDK time-vested options (the 2023 Maffei Annual Options). The 2023 Maffei Annual Options had a grant date of March 9, 2023, a term of seven years, and an exercise price of $80.19, which was the closing price of LBRDK on the grant date. In addition, the stock options vested in full on December 29, 2023, and were subject to other applicable terms and conditions for option grants as set forth in the 2019 Maffei Employment Agreement.
For more information regarding the 2023 Maffei Annual Options, see the “Grants of Plan-Based Awards” table below.
Chief Performance-based RSU Awards. Our compensation committee granted 1,941, 3,507 and 3,507 LBRDK performance-based RSUs to Messrs. Wendling and Rosenthaler and Ms. Wilm, respectively, on March 9, 2023 (collectively, the 2023 Chief RSUs), which would vest subject to the satisfaction of the performance objectives described below.
Our compensation committee adopted an annual, performance-based program for payment of the 2023 Chief RSUs and reviewed each named executive officer’s performance against that performance program to determine which portion of the award would be paid. Our compensation committee reviewed the 2023 personal performance of Messrs. Wendling and Rosenthaler and Ms. Wilm and considered the recommendations from Mr. Maffei. Mr. Maffei recommended that our committee vest 100% of the 2023 Chief RSUs based on his assessment of their individual performance against the goals established in connection with the performance cash bonus program and his general observation of their leadership and executive performance. Accordingly, our compensation committee approved vesting in full of the 2023 Chief RSUs previously granted to Messrs. Wendling and Rosenthaler and Ms. Wilm.
Multiyear Equity Awards
Our compensation committee makes larger stock option grants (equaling approximately three to four years’ value of the named executive officer’s annual grants) that vest over such years, rather than making annual grants over the same period. These multiyear grants provide for delayed vesting and, when granted as stock options, generally expire seven years after grant to encourage executives to remain with our company over the long-term and to better align their interests with those of the stockholders.
Prior Chief Multiyear Awards. Messrs. Wendling and Rosenthaler and Ms. Wilm each received a multiyear stock option award in December 2020, which equaled the value of, for Messrs. Wendling and Rosenthaler, the annual grants that were
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expected to be granted to each for the period from January 1, 2021 through December 31, 2023, and for Ms. Wilm, a top up in value over grants already made for the same period to reflect the increased responsibilities associated with her new role beginning in 2021 of Chief Administrative Officer. One-half of each named executive officer’s options vested on each of December 7, 2022 and December 7, 2023.
2023 Chief Multiyear Options and RSUs. Mr. Wendling and Ms. Wilm each received the following multiyear stock option award and multiyear RSU award in December 2023 (the 2023 Chief Multiyear Options and 2023 Chief Multiyear RSUs, respectively), which equaled the value of, for Mr. Wendling and Ms. Wilm, the annual grants that were expected to be granted to each for the period from January 1, 2024 through December 31, 2026:
Name	Multiyear Options	Multiyear RSUs
Brian J. Wendling	11,262	4,079
Renee L. Wilm	21,974	7,959
The 2023 Chief Multiyear Options have an exercise price of $76.45, vest in substantially equal installments on each of December 11, 2024, December 11, 2025 and December 11, 2026 and expire on the seventh anniversary of the grant date. The 2023 Chief Multiyear RSUs vest in substantially equal installments on each of December 9, 2024, December 9, 2025 and December 9, 2026. See the “Grants of Plan-Based Awards” and the “Outstanding Equity Awards at Fiscal Year-End” tables below for more information about the 2023 Chief Multiyear Options and 2023 Chief Multiyear RSUs.
Given Mr. Rosenthaler’s retirement, Mr. Rosenthaler did not receive multiyear option or RSU awards.
2023 Chief Supplemental Multiyear Options. In order to supplement the intended value of prior chief multiyear awards, Mr. Wendling and Ms. Wilm received 32,936 and 59,497 options, respectively, which have an exercise price of $77.68, vest 50% on December 13, 2024 and 25% on each of December 13, 2025 and December 13, 2026, and expire on the seventh anniversary of the grant (collectively, the 2023 Chief Supplemental Options).
Given Mr. Rosenthaler’s retirement, Mr. Rosenthaler did not receive a supplemental option award.
PERQUISITES AND OTHER PERSONAL BENEFITS
The perquisites and other personal benefits available to our executives (that are not otherwise available to all of our salaried employees) consist of:
•
limited personal use of Liberty Media’s corporate aircraft (pursuant to aircraft time sharing agreements between our company and Liberty Media); and

•
occasional, personal use of Liberty Media’s apartment in New York City (pursuant to a sharing arrangement between our company and Liberty Media), which is primarily used for business purposes, and occasional, personal use of a company car and driver.

Taxable income may be incurred by our executives in connection with their receipt of perquisites and personal benefits. We have not provided gross-up payments to our executives in connection with any such taxable income incurred during the past three years.
Aircraft Usage. On occasion, and with the appropriate approvals, executives may have family members and other guests accompany them on Liberty Media’s corporate aircraft when traveling on business.
Pursuant to a February 5, 2013 letter agreement between Liberty Media and Mr. Maffei, Mr. Maffei is entitled to 120 hours per year of personal flight time through the first to occur of (i) the termination of his employment with Liberty Media, subject to any continued right to use the corporate aircraft as described below or pursuant to the terms of his employment arrangement in effect at the time of the termination or (ii) the cessation of ownership or lease of corporate aircraft. During 2023, pursuant to November 11, 2015 and December 13, 2019 letter agreements between Liberty Media and Mr. Maffei, Mr. Maffei was entitled to 50 additional hours per year of personal flight time if he reimbursed Liberty Media for such usage through the first to occur of (i) the termination of his employment with Liberty Media or (ii) the cessation of ownership or lease of corporate aircraft. If Mr. Maffei’s employment is terminated due to disability, for good reason or without cause, Mr. Maffei would be entitled to continued use of the corporate aircraft for 12 months after termination of his employment. Mr. Maffei incurs taxable income, calculated in accordance with the Standard Industry Fare Level (SIFL)
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rates, for all personal use of the corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurs taxable income at the SIFL rates minus amounts paid under time sharing agreements with Liberty Media for travel. Flights where there are no passengers on company-owned aircraft are not charged against the 120 hours of personal flight time per year allotted to Mr. Maffei if the flight department determines that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would be disadvantageous to our company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company-owned aircraft.
For disclosure purposes, Liberty Media determines the aggregate incremental cost to Liberty Media of the executives’ personal flights by using a method that takes into account all operating costs related to such flights, including:
•
landing and parking expenses;

•
crew travel expenses;

•
supplies and catering;

•
aircraft fuel and oil expenses per hour of flight;

•
aircraft maintenance and upkeep;

•
any customs, foreign permit and similar fees; and

•
passenger ground transportation.

Because Liberty Media’s aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, and purchase or lease costs of aircraft.
Pursuant to the amended services agreement, we pay Liberty Media for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Maffei using Liberty Media’s corporate aircraft for our company’s business matters along with the approved personal use of Liberty Media’s corporate aircraft that are allocable to our company under the amended services agreement. Pursuant to aircraft time sharing agreements between Liberty Media and Mr. Maffei, Mr. Maffei was responsible for reimbursing Liberty Media for costs associated with his 50 additional hours per year of personal flight time and such costs include the expenses listed above, insurance obtained for the specific flight and an additional charge equal to 100% of the aircraft fuel and oil expenses for the specific flight.
For purposes of determining an executive’s taxable income, personal use of Liberty Media’s aircraft is valued using a method based on SIFL rates, as published by the Treasury Department. The amount determined using the SIFL rates is typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount that may be deducted for U.S. federal income tax purposes for a purely personal flight is limited to the amount included in the taxable income of the executives who took the flight. Also, the deductibility of any non-business use will be limited by Section 162(m) of the Code to the extent that the named executive officer’s compensation that is subject to that limitation exceeds $1 million. See “—Deductibility of Executive Compensation” below.
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
In developing the 2023 compensation packages for the named executive officers, the deductibility of executive compensation under Section 162(m) of the Code is considered. That provision prohibits the deduction of compensation of more than $1 million paid to certain executives, subject to certain exceptions. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of Section 162(m) of the Code have been expanded and there is no longer any exception for qualified performance-based compensation. Therefore, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
RECOUPMENT PROVISIONS
In August 2023, the Board of Directors approved a policy for the recovery of erroneously awarded compensation, or “clawback” policy, applicable to executive officers. The policy implements the incentive-based compensation recovery
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provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 as required under the Nasdaq listing standards, and requires recovery of incentive-based compensation received by current or former executive officers during the three fiscal years preceding the date it is determined that our company is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure. In addition, our company has maintained its recoupment provisions whereby our company may require an executive to repay or return to our company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or SARs). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. Under these recoupment provisions, the cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement, and the compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation. Additionally, beginning in December 2020, we began including in new forms of equity-based award agreements a right, in favor of our company, to require the executive to repay or return to our company, upon a reasonable determination by our compensation committee that the executive breached the confidentiality obligations included in the agreement, all or any portion of the outstanding award, any shares received under awards during the 12-month period prior to any such breach or any time after such breach and any proceeds from the disposition of shares received under awards during the 12-month period prior to any such breach or any time after such breach.
STOCK OWNERSHIP GUIDELINES AND HEDGING POLICIES
Our Board of Directors has adopted stock ownership guidelines that generally require our executive officers to own shares of our company’s stock equal to at least three times the value of the annual performance RSUs granted by our company to such executive officer, or in the case of Mr. Maffei, three times the value of the annual performance RSUs or annual option awards, as selected by Mr. Maffei, with the required ownership level automatically adjusted following these annual grants. Our executive officers generally have five years from the date of their appointment to an executive officer role to comply with these guidelines. For information regarding our policies with respect to the ability of our officers and directors to hedge or offset any decrease in the market value of our equity securities, see “Security Ownership of Certain Beneficial Owners and Management—Hedging Disclosure.”
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The compensation committee members whose names appear on the Compensation Committee Report below comprised the compensation committee during 2023. No member of our compensation committee during 2023 is or has been an officer or employee of our company, or has engaged in any related party transaction in which our company was a participant.
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COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” above. Based on such review and discussions, the compensation committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee
Julie D. Frist
J. David Wargo
Richard R. Green
Sue Ann Hamilton
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SUMMARY COMPENSATION TABLE
Name and Principal Position (as of 12/31/23)	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Gregory B. Maffei President and Chief Executive Officer	2023	690,000	—	—	3,594,317	5,786,800	230,516(6)	10,301,633
	2022	990,000	—	—	5,321,505	7,882,050	287,293(6)	14,480,848
	2021	1,110,000	—	—	6,697,562	9,859,952	350,612(6)	18,018,126
Brian J. Wendling Principal Financial Officer and Chief Accounting Officer	2023	—	—	467,488	1,224,774	232,805	—	1,925,067
	2022	—	—	234,765	—	287,431	—	522,196
	2021	—	—	296,431	—	357,424	—	653,855
Albert E. Rosenthaler Former Chief Corporate Development Officer	2023	—	—	281,226	—	425,940	—	707,166
	2022	—	—	424,043	—	525,885	—	949,928
	2021	—	—	535,616	—	653,943	—	1,189,559
Renee L. Wilm(7) Chief Legal Officer and Chief Administrative Officer	2023	—	—	889,692	2,257,676	471,650	—	3,619,018
	2022	—	—	424,043	—	582,244	—	1,006,287
	2021	—	—	535,616	—	684,755	—	1,220,371

(1)
Represents only that portion of Mr. Maffei’s base salary allocated to our company under the amended services agreement in connection with the 2019 Maffei Employment Agreement as described in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.” For a description of the allocation of Mr. Maffei’s compensation among Liberty Media, our company and the other Service Companies pursuant to the 2019 Maffei Employment Agreement and the amended services agreement, see “—Compensation Discussion and Analysis—Services Agreement” above.

(2)
Reflects, as applicable, the grant date fair value of the 2023 Chief RSUs, the 2023 Chief Multiyear RSUs and the RSUs awarded to Messrs. Wendling and Rosenthaler and Ms. Wilm in 2022 and 2021. The grant date fair value of these awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 11 to our consolidated financial statements for the year ended December 31, 2023 (which are included in our 2023 Form 10-K).

(3)
The grant date fair values of the 2023 Maffei Annual Options, the 2023 Chief Multiyear Options, the 2023 Chief Supplemental Options and the stock options awarded to Mr. Maffei in 2022 and 2021 have been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 11 to our consolidated financial statements for the year ended December 31, 2023 (which are included in our 2023 Form 10-K).

(4)
Represents each named executive officer’s annual performance-based bonus.

(5)
Liberty Media owns an apartment in New York City which is primarily used for business purposes. Mr. Maffei occasionally used this apartment for personal reasons during the years indicated above. From time to time, we pay the cost of miscellaneous shipping and catering expenses for Mr. Maffei.

Beginning in 2020, our company’s named executive officers were afforded the opportunity to use a portion of Liberty Media’s fractional ownership contract with NetJets for personal use, provided that each such named executive officer or director was responsible for reimbursing Liberty Media for costs associated therewith. This opportunity expired on February 28, 2021. However, from time to time, with the approval of the Chief Executive Officer, our named executive officers are permitted to use a portion of our NetJets contract for personal use, provided they reimburse Liberty Media for costs associated therewith.
(6)
Includes the following amounts, which were allocated to our company under the amended services agreement:

	Amounts ($)
	2023	2022	2021
Compensation related to personal use of corporate aircraft(a)	218,205	272,567	330,956
Life insurance premiums	1,731	2,483	2,784
Matching contributions made to the Liberty Media 401(k) Savings Plan(b)	7,590	10,065	10,730

(a)
Calculated based on aggregate incremental cost of such usage allocated to our company.

(b)
The Liberty Media 401(k) Savings Plan provides employees with an opportunity to save for retirement. The Liberty Media 401(k) Savings Plan participants may contribute up to 75% of their eligible compensation on a pre-tax basis to the plan and an additional 10% of their eligible compensation on an after-tax basis (subject to specified maximums and IRS limits), and

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Liberty Media contributed a matching contribution that vests based upon the participants’ years of service and is based on the participants’ own contributions up to the maximum matching contribution set forth in the plan. Our company reimburses Liberty Media under the amended services agreement for our allocable portion of the matching contribution for Mr. Maffei. Mr. Maffei’s matching contributions are fully vested. Participant contributions to the Liberty Media 401(k) Savings Plan are fully vested upon contribution.
(7)
Ms. Wilm assumed the role of Chief Administrative Officer in January 2021.

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EXECUTIVE COMPENSATION ARRANGEMENTS
GREGORY B. MAFFEI
2019 Maffei Employment Agreement
Liberty Media entered into the 2019 Maffei Employment Agreement with Mr. Maffei, effective December 13, 2019. The arrangement provides for a five year employment term beginning January 1, 2020 and ending December 31, 2024, with an annual base salary of $3 million (with no contracted increase) and a one-time cash commitment bonus of $5 million, an annual target cash performance bonus equal to $17 million (with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee with respect to its allocable portion), upfront awards (with an aggregate grant date fair value of $90 million to be granted in two equal tranches) and annual equity awards with an aggregate target grant date fair value of $17.5 million.
Maffei Term Equity Awards
Also on December 13, 2019, in connection with the execution of the 2019 Maffei Employment Agreement, Mr. Maffei became entitled to receive term equity awards with an aggregate grant date fair value of $90 million (the Upfront Awards) to be granted in two equal tranches. The first tranche of Mr. Maffei’s Upfront Awards granted in December 2019 consisted of time-vested stock options from each of our company, Liberty Media, Qurate Retail and GCI Liberty and time-vested restricted stock units from Liberty TripAdvisor that vested, in each case, on December 31, 2023 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vested on December 15, 2023). Our portion of the Upfront Awards granted in December 2019 had an aggregate grant date fair value of $8,100,000 and consisted of 260,419 stock options to purchase LBRDK shares, with a term of seven years.
The second tranche of the Upfront Awards was granted in December 2020 and consisted of time-vested stock options from each of our company, Liberty Media, Qurate Retail and GCI Liberty and time-vested RSUs from Liberty TripAdvisor. The Upfront Awards granted in December 2020 will vest, in each case, on December 31, 2024 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vests on the fourth anniversary of its grant date), subject to Mr. Maffei’s continued employment, except as described below. Our company’s portion of the Upfront Awards granted in December 2020 had an aggregate grant date fair value of $11,250,000 and consisted of 289,858 stock options to purchase LBRDK shares, with a term of seven years (the 2020 Maffei Term Options).
Annual Awards
Pursuant to the 2019 Maffei Employment Agreement, the aggregate grant date fair value of Mr. Maffei’s annual equity awards is $17.5 million for each year during the term of the 2019 Maffei Employment Agreement and is comprised of awards of time-vested stock options (the Annual Options), performance-based RSUs (Annual Performance RSUs) or a combination of award types, at Mr. Maffei’s election, allocable across Liberty Media and each of the Service Companies (collectively, the Annual Awards). Vesting of any Annual Performance RSUs will be subject to the achievement of one or more performance metrics to be approved by our compensation committee and the compensation committee of Liberty Media or the applicable other Service Company with respect to its allocable portion of the Annual Performance RSUs. For a description of Mr. Maffei’s Annual Awards, see “Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards.”
Termination Payments and Benefits
Mr. Maffei will be entitled to the following payments and benefits from Liberty Media (with Liberty Media being reimbursed by our company for its allocated portion of the severance benefits pursuant to the amended services agreement) if his employment is terminated at Liberty Media under the circumstances described below, subject to the execution of releases by Liberty Media and Mr. Maffei in a form to be mutually agreed. The following discussion also summarizes the termination payments and benefits that Mr. Maffei would be entitled to if his services are terminated at our company under the scenarios described below.
Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason. If Mr. Maffei’s employment is terminated by Liberty Media without cause (as defined in the 2019 Maffei Employment Agreement) or if Mr. Maffei terminates his employment for good reason (as defined in the 2019 Maffei Employment Agreement), he is entitled to the following:
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(i) his accrued base salary, any accrued but unpaid bonus for a prior completed year, any unpaid expense reimbursements and any amounts due under applicable law; and (ii) subject to the execution of a mutual release, (A) a severance payment of two times his base salary during the year of his termination to be paid in equal installments over 24 months; (B) fully vested shares with an aggregate grant date fair value of $35 million consisting of shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor, Atlanta Braves Holdings and us; (C) full vesting of his unvested Upfront Awards and full vesting of the Annual Awards for the year in which the termination occurs (including the grant and full vesting of such annual equity awards if the termination occurs before they have been granted); (D) lump sum cash payment of two times the average annual cash performance bonus paid for the two calendar years ending prior to the termination, but in no event less than two times his target annual cash performance bonus of $17 million, with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor, Atlanta Braves Holdings and us; (E) a lump sum cash payment equal to the greater of (x) $17 million or (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination (including the date of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor, Atlanta Braves Holdings and us; and (F) continued use for 12 months after such termination of certain services and perquisites provided by Liberty Media, including continued use of Liberty Media’s aircraft (collectively, the severance benefits).
Termination at our Company by our Company without Cause or by Mr. Maffei for Good Reason. If Mr. Maffei’s services at our company are terminated by us without cause (as defined in the 2019 Maffei Employment Agreement) or by Mr. Maffei for good reason (as defined in the 2019 Maffei Employment Agreement), he will be entitled to full vesting of the 2020 Maffei Term Options, the Upfront Awards granted by GCI Liberty in December 2020, which were assumed and converted into Upfront Awards with respect to Liberty Broadband common stock in connection with the combination (the 2020 Maffei Legacy GLIB Term Options) and the portion of the Annual Awards granted by us for the year of his termination, and if Mr. Maffei remains employed by Liberty Media at or following the date of termination of his services to our company, he will also be entitled to payment of our allocated portion of the annual cash performance bonus for the year, prorated for the portion of the calendar year in which Mr. Maffei served as an officer of our company. Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to our company.
Termination by Reason of Death or Disability. In the event of Mr. Maffei’s death or disability, he will be entitled to the same payments and benefits as if his services had been terminated without cause or for good reason as described above in “—Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason.”
For Cause Termination at our Company. In the event Mr. Maffei’s services to our company are terminated by us for cause, he will forfeit any unvested portion of 2020 Maffei Term Options and 2020 Maffei Legacy GLIB Term Options, and if the termination for cause occurs before the close of business on December 31 of the relevant grant year, Mr. Maffei will forfeit our allocated portion of the annual cash performance bonus and the portion of his Annual Awards granted by our company for that grant year. If Mr. Maffei’s services are terminated by our company for cause after the close of business on December 31 of the relevant grant year, but prior to the date on which our compensation committee certifies achievement of the performance metric for any outstanding Annual Performance RSUs granted by our company for that grant year will remain outstanding until such date and will vest to the extent determined by our compensation committee.
Voluntary Termination at our Company without Good Reason. If Mr. Maffei voluntarily terminates the services he provides to us without good reason, he will be entitled to pro rata vesting of the 2020 Maffei Term Options and 2020 Maffei Legacy GLIB Term Options (based on the number of days that have elapsed over the four-year vesting period). He will also be entitled to pro rata vesting of the portion of his Annual Awards granted by our company for the year of termination granted by us or assumed by us from GCI Liberty in connection with the combination (based on the elapsed number of days in the calendar year of termination) and a pro rata payment of our allocated portion of his annual cash performance bonus of $17 million (based upon the elapsed number of days in the calendar year of termination). Any performance-based restricted stock units for the year of termination that are unvested on the date of termination will remain outstanding until the performance criteria are determined and will vest pro rata (based upon the elapsed number of days in the calendar year of termination) to the extent determined by our compensation committee (at a level not less than 100% of the target award). Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to us. If Mr. Maffei also voluntarily terminates his employment with Liberty Media, rather than being entitled to payment of our allocated portion of his annual cash bonus,
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Mr. Maffei would be entitled to receive a payment from Liberty Media equal to $17 million, prorated based upon the elapsed number of days in the calendar year of termination. Our company would reimburse Liberty Media for our allocable portion of this payment.
EQUITY INCENTIVE PLANS
The 2019 incentive plan is designed, and prior to its expiration, the Liberty Broadband Corporation 2014 Omnibus Incentive Plan (amended and restated March 11, 2015) as amended (the 2014 incentive plan) was designed, to provide additional remuneration to eligible officers and employees of our company, our nonemployee directors and independent contractors and employees of Liberty Media or Qurate Retail providing services to us and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. Non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing may be granted under the 2019 incentive plan (collectively, as used in this description of the 2019 incentive plan, awards). The maximum number of shares of our common stock with respect to which awards may be granted is 6,000,000 shares, subject to anti-dilution and other adjustment provisions of the 2019 incentive plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) in excess of $3 million. Shares of our common stock issuable pursuant to awards will be made available from either authorized but unissued shares or shares that have been issued but reacquired by our company, including shares purchased on the open market. The 2019 incentive plan is administered by the compensation committee with regard to all awards granted under the 2019 incentive plan (other than awards granted to the nonemployee directors which may be administered by our full Board of Directors or the compensation committee), and the compensation committee has full power and authority to determine the terms and conditions of such awards. The 2019 incentive plan has a five-year term. If the 2024 incentive plan is approved, it will be the only incentive plan under which awards will be made, and no additional awards will be made under the 2019 incentive plan.
In December 2020, our company completed the combination with GCI Liberty. Prior to the combination, GCI Liberty had granted to our named executive officers under the GCI Liberty, Inc. 2018 Omnibus Incentive Plan (the GCI Liberty 2018 incentive plan) equity-based awards, including GCI Liberty’s allocable portion of Mr. Maffei’s annual equity-based awards and his Upfront Awards under the 2019 Maffei Employment Agreement, and multi-year stock option awards and annual equity-based awards to the other named executive officers. Some of our named executive officers also held equity-based awards with respect to GCI Liberty’s common stock that were issued in connection with adjustments made to outstanding equity incentive awards with respect to shares of Qurate Retail’s Liberty Ventures common stock, which awards were issued pursuant to the GCI Liberty, Inc. Transitional Stock Adjustment Plan (the GCI Liberty transitional plan). All of the equity-based awards with respect to GCI Liberty’s common stock, including those held by our named executive officers, were assumed by our company and converted into Liberty Broadband awards when the combination was complete. Subject to certain changes to reflect the combination, these plans will continue to govern the terms and conditions of the assumed and converted awards, but will not be used to make any additional grants following the combination.
PAY RATIO INFORMATION
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Maffei, our chief executive officer on December 31, 2023, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2023, which consisted of employees located in the U.S. representing all full-time, part-time, seasonal and temporary employees employed by our company and our subsidiary, GCI Holdings, LLC, on that date. Using information from our payroll records and Form W-2s, we then measured each employee’s gross wages for calendar year 2023, consisting of base salary, commissions, actual bonus payments, long-term incentive cash payments, if any, realized equity award value and taxable fringe benefits. We did not annualize the compensation of employees who were new hires or took a leave of absence in 2023. Also, we did not annualize the compensation of our temporary or seasonal employees. In addition, we did not make any cost-of-living adjustments to the gross wages information.
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We determined the median employee’s total compensation for calendar year 2023, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above. The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$10,301,633
Median Employee Total Annual Compensation	$89,170
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	116:1
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GRANTS OF PLAN-BASED AWARDS
The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2023 to the named executive officers.
		Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(2)	Target (#)(2)	Maximum (#)
Gregory B. Maffei
	03/09/2023(3)	—	3,910,000	7,820,000	—	—	—	—	—	—	—
LBRDK	03/09/2023	—	—	—	—	—	—	—	129,149(4)	80.19	3,594,317
Brian J. Wendling
	03/09/2023(3)	—	149,714	299,427	—	—	—	—	—	—	—
LBRDK	03/09/2023(5)	—	—	—	—	1,941	—	—	—	—	155,649
LBRDK	12/11/2023	—	—	—	—	—	—	4,079(6)	—	—	311,840
LBRDK	12/11/2023	—	—	—	—	—	—	—	11,262(7)	76.45	312,274
LBRDK	12/13/2023	—	—	—	—	—	—	—	32,936(8)	77.68	912,500
Albert E. Rosenthaler
	03/09/2023(3)	—	273,916	547,832	—	—	—	—	—	—	—
LBRDK	03/09/2023(5)	—	—	—	—	3,507	—	—	—	—	281,226
Renee L. Wilm
	03/09/2023(3)	—	276,627	553,254	—	—	—	—	—	—	—
LBRDK	03/09/2023(5)	—	—	—	—	3,507	—	—	—	—	281,226
LBRDK	12/11/2023	—	—	—	—	—	—	7,959(6)	—	—	608,466
LBRDK	12/11/2023	—	—	—	—	—	—	—	21,974(7)	76.45	609,298
LBRDK	12/13/2023	—	—	—	—	—	—	—	59,497(8)	77.68	1,648,379

(1)
Our 2023 performance-based bonus program does not provide for a threshold bonus amount. The amounts in the Target column represent the target amount that would have been payable to each named executive officer upon satisfaction of the performance criteria under the 2023 performance-based bonus program. The amounts in the Maximum column represent the maximum amount that could have been payable to each named executive officer. For more information on this performance bonus program, see “— Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—2023 Performance-based Bonuses” above. For the actual bonuses paid by our company, see the amounts included for 2023 in the column entitled Non-Equity Incentive Plan Compensation in the “Summary Compensation Table” above.

(2)
The terms of the 2023 Chief RSUs do not provide for a threshold amount that would be payable upon satisfaction of the performance criteria established by the compensation committee. The amounts in the Target column represent the target amount that would have been payable to the named executive officer assuming (x) achievement of the performance goals was attained and (y) our compensation committee determined not to reduce such payout after considering criteria established by our compensation committee in March 2023. For the actual 2023 Chief RSUs that vested, see “—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Chief Performance-based RSUs.”

(3)
Reflects the date on which our compensation committee established the terms of the 2023 performance-based bonus program, as described under “—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—2023 Performance-based Bonuses.”

(4)
Reflects the 2023 Maffei Annual Options, which vested in full on December 29, 2023.

(5)
Reflects the date on which our compensation committee established the terms of the 2023 Chief RSUs as described under “— Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Chief Performance-based RSU Awards.”

(6)
Reflects the 2023 Chief Multiyear RSUs, which vest in substantially equal installments on each of December 9, 2024, December 9, 2025 and December 9, 2026.

(7)
Reflects the 2023 Chief Multiyear Options, which vest in substantially equal installments on each of December 11, 2024, December 11, 2025 and December 11, 2026.

(8)
Reflects the 2023 Chief Supplemental Options, which vest 50% on December 13, 2024 and 25% on each of December 13, 2025 and December 13, 2026.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table contains information regarding unexercised options and unvested RSUs which were outstanding as of December 31, 2023 and held by the named executive officers, including their legacy GCI Liberty options that were granted by GCI Liberty before the combination and assumed by our company in connection with the combination.
	Option awards					Stock awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gregory B. Maffei
Option Awards
LBRDK	1,500,000	—	—	48.10	12/17/2024	—	—	—	—
LBRDK	62,963	—	—	96.49	12/26/2024	—	—	—	—
LBRDK	41,483	—	—	88.99	03/06/2026	—	—	—	—
LBRDK	260,419	—	—	121.89	12/15/2026	—	—	—	—
LBRDK	208,410	—	—	122.64	12/15/2026	—	—	—	—
LBRDK	99,604	—	—	112.29	03/13/2027	—	—	—	—
LBRDK	85,898	—	—	99.11	03/13/2027	—	—	—	—
LBRDK	—	289,858(1)	—	164.99	12/07/2027	—	—	—	—
LBRDK	—	176,024(1)	—	164.78	12/07/2027	—	—	—	—
LBRDK	167,230	—	—	152.25	03/11/2028	—	—	—	—
LBRDK	136,100	—	—	138.26	03/11/2029	—	—	—	—
LBRDK	129,149	—	—	80.19	03/09/2030	—	—	—	—
LBRDB	150,059	—	—	97.21	05/11/2024	—	—	—	—
LBRDB	82,965	—	—	93.13	03/05/2025	—	—	—	—
LBRDB	12,445	—	—	100.19	03/06/2026	—	—	—	—
Brian J. Wendling
Option Awards
LBRDK	15,575	—	—	164.99	12/07/2027	—	—	—	—
LBRDK	10,003	—	—	164.78	12/07/2027	—	—	—	—
LBRDK	—	11,262(2)	—	76.45	12/11/2030	—	—	—	—
LBRDK	—	32,936(3)	—	77.68	12/13/2030	—	—	—	—
RSU Awards
LBRDK	—	—	—	—	—	—	—	1,941(4)	156,425
LBRDK	—	—	—	—	—	4,079(5)	328,727	—	—
Albert E. Rosenthaler
Option Awards
LBRDK	2,440	—	—	96.49	12/26/2024	—	—	—	—
LBRDK	28,136	—	—	164.99	12/07/2027	—	—	—	—
LBRDK	18,071	—	—	164.78	12/07/2027	—	—	—	—
RSU Award
LBRDK	—	—	—	—	—	—	—	3,507(4)	282,629
Renee L. Wilm
Option Awards
LBRDK	25,123	—	—	118.44	11/04/2026	—	—	—	—
LBRDK	18,101	—	—	126.92	11/14/2026	—	—	—	—
LBRDK	7,576	—	—	164.99	12/07/2027	—	—	—	—
LBRDK	4,866	—	—	164.78	12/07/2027	—	—	—	—
LBRDK	—	21,974(2)	—	76.45	12/11/2030	—	—	—	—
LBRDK	—	59,497(3)	—	77.68	12/13/2030	—	—	—	—
RSU Awards
LBRDK	—	—	—	—	—	—	—	3,507(4)	282,629
LBRDK	—	—	—	—	—	7,959(5)	641,416	—	—

(1)
Represents the 2020 Maffei Term Options and the 2020 Maffei Legacy GLIB Options, respectively, which vest on December 31, 2024.

(2)
Reflects the 2023 Chief Multiyear Options, which vest in substantially equal installments on each of December 11, 2024, December 11, 2025 and December 11, 2026.

(3)
Reflects the 2023 Chief Supplemental Options, which vest 50% on December 13, 2024 and 25% on each of December 13, 2025 and December 13, 2026.

(4)
Represents the target number of 2023 Chief RSUs that each of Mr. Wendling, Mr. Rosenthaler and Ms. Wilm could earn based on performance in 2023.

(5)
Reflects the 2023 Chief Multiyear RSUs, which vest in substantially equal installments on each of December 9, 2024, December 9, 2025 and December 9, 2026.

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OPTION EXERCISES AND STOCK VESTED
The following table sets forth information concerning the exercise of vested options and the vesting of RSUs held by our named executive officers, in each case, during 2023.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
Gregory B. Maffei
LBRDA	—	—	—	—
LBRDK	—	—	—	—
LBRDB	—	—	—	—
Brian J. Wendling
LBRDA	—	—	—	—
LBRDK	9,629	152,671	1,698	131,799
Albert E. Rosenthaler
LBRDA	—	—	—	—
LBRDK	—	—	3,067	238,061
Renee L. Wilm
LBRDA	—	—	—	—
LBRDK	—	—	3,067	238,061

(1)
Includes shares withheld in payment of withholding taxes at election of holder.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth the potential payments to our named executive officers if their employment had terminated or a change in control had occurred, in each case, as of December 31, 2023, which was the last day of our last completed fiscal year. For purposes of the following table, we have assumed that Mr. Maffei’s employment had terminated at each of Liberty Media, Liberty Broadband and the other Service Companies. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the table are based on the closing market prices on December 29, 2023 (the last trading day in 2023) for our LBRDK and LBRDB common stock, which were $80.59 and $78.50, respectively. Any option awards held by the named executive officers that had an exercise price that was more than the closing market price of our Series C or Series B common stock on December 29, 2023 have been excluded from the table below. For all other option awards, the value of the options shown in the table is based on the spread between the exercise price of the award and the applicable closing market price. The value of the RSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs that would have vested in the applicable termination scenario according to the terms of the applicable award.
Each of our named executive officers has received awards and payments under our incentive plans. Additionally, Mr. Maffei is entitled to certain payments and acceleration rights upon termination under his employment agreement.
The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits,” which are incorporated by reference herein):
VOLUNTARY TERMINATION
Each of the named executive officers holds equity awards that were issued under our existing incentive plans. Additionally, the equity-based awards with respect to GCI Liberty common stock held by our named executive officers assumed by our company and converted into Liberty Broadband awards in connection with the combination were issued under the GCI Liberty 2018 incentive plan and the GCI Liberty transitional plan. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with our company for any reason, each named executive officer would typically only have a right to the equity grants that vested prior to his or her termination date. However, if Mr. Maffei had voluntarily terminated his employment without good reason, his 2020 Maffei Term Options and his 2020 Maffei Legacy GLIB Term Options, would have vested on a pro rata basis (based on the number of days elapsed during the four-year vesting period). Mr. Maffei would have been entitled to certain other benefits upon a voluntary termination without good reason of his employment with our company as of December 31, 2023. The type and amount of severance pay and benefits Mr. Maffei would receive would depend on whether he remained employed by Liberty Media at or following the date of termination of his services to our company or whether his employment with Liberty Media was also voluntarily terminated. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Voluntary Termination at our Company without Good Reason” above. Messrs. Wendling and Rosenthaler and Ms. Wilm are not entitled to any severance payments or other benefits upon a voluntary termination of his or her employment.
TERMINATION FOR CAUSE
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, and all equity grants constituting unvested RSUs under the existing incentive plans would be forfeited by any named executive officer who is terminated for “cause” (other than Mr. Maffei in the case of equity grants constituting vested options or similar rights). Unless there is a different definition in the applicable award agreement, each of the 2014 incentive plan, the 2019 incentive plan, the GCI Liberty 2018 incentive plan and the GCI Liberty transitional plan define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement. With respect to Mr. Maffei’s equity grants, including the stock options granted to him in 2014 and 2019, the 2020 Maffei Term
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Executive Compensation
Options, and 2020 Maffei Legacy GLIB Term Options “cause,” as defined in the applicable award agreement, means (i) Mr. Maffei’s willful failure to follow the lawful instructions of the Board of Directors of our company; (ii) the commission by Mr. Maffei of any fraud, misappropriation or misconduct that causes demonstrable material injury to our company or its subsidiaries; (iii) Mr. Maffei’s conviction of, or plea of guilty or nolo contendere to, a felony; or (iv) Mr. Maffei’s failure to comply in any material respect with any written agreement between him and our company or any of our subsidiaries if such failure causes demonstrable material injury to our company or any of our subsidiaries, except that Mr. Maffei is entitled to certain procedural and cure rights relating to a termination for cause, except in the case of a termination for cause based on a felony conviction. Mr. Maffei has certain continuing rights to exercise vested options or similar rights following a termination for cause under his equity award agreements. See “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—For Cause Termination at our Company” above.
TERMINATION WITHOUT CAUSE OR FOR GOOD REASON
Pursuant to the award agreements for the stock options awarded to Mr. Maffei in 2014 and 2019, such stock options would have remained outstanding and expire at the end of the term upon a termination of his employment by our company without cause or by him for good reason as of December 31, 2023. As of December 31, 2023, Mr. Maffei’s unvested equity awards consisted of the 2020 Maffei Term Options and the 2020 Maffei Legacy GLIB Term Options. Upon a termination of his employment by our company without cause (as defined in the 2019 Maffei Employment Agreement) or by him for good reason (as defined in the 2019 Maffei Employment Agreement), the 2020 Maffei Term Options and the 2020 Maffei Legacy GLIB Term Options would have vested. Mr. Maffei would also be entitled to severance pay and benefits from our company upon a termination without cause or by him for good reason. The type and amount of severance pay and benefits Mr. Maffei would receive would depend on whether he remained employed by Liberty Media at or following the date of termination of his services to our company or whether his employment with Liberty Media was also terminated without cause or for good reason. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason” and “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination at our Company by our Company without Cause or by Mr. Maffei for Good Reason.”
As of December 31, 2023, Messrs. Wendling’s and Ms. Wilm’s unvested equity awards were their 2023 Chief RSUs, 2023 Chief Multiyear RSUs, 2023 Chief Multiyear Options and 2023 Chief Supplemental Options. Upon a termination of employment without cause as of December 31, 2023, the 2023 Chief RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. The 2023 Chief Multiyear RSUs, 2023 Chief Multiyear Options and 2023 Chief Supplemental Options provide for vesting upon a termination of employment without cause of a pro rata portion of each vesting tranche of the applicable award (based on the number of days that have elapsed from the grant date through the termination date, plus an additional 365 days, over the applicable tranche’s vesting period). As of December 31, 2023, Mr. Rosenthaler’s only unvested equity awards were his 2023 Chief RSUs. Upon a termination of employment without cause as of December 31, 2023, his 2023 Chief RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. None of Messrs. Wendling or Rosenthaler or Ms. Wilm is entitled to any severance pay or other benefits upon a termination without cause.
DEATH
In the event of death of any of the named executive officers, the incentive plans and applicable award agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSU awards. Mr. Maffei is also entitled to certain payments and other benefits if he dies while employed by our company. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination by Reason of Death or Disability.” None of the other named executive officers would have been entitled to any severance pay or other benefits from our company if he or she had died while employed by our company, assuming a termination date as of December 31, 2023.
DISABILITY
If the employment of any of the named executive officers had been terminated due to disability, which is defined in the incentive plans or applicable award agreements, such plans or agreements would have provided for vesting of any
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outstanding options and the lapse of restrictions on any RSUs. Mr. Maffei is also entitled to certain payments and other benefits upon a termination of his employment due to disability. See “—Executive Compensation Arrangements—Gregory B. Maffei—Termination Payments and Benefits—Termination by Reason of Death or Disability” above. None of the other named executive officers would have been entitled to any severance pay or other benefits from our company upon a termination due to disability, assuming a termination date as of December 31, 2023.
CHANGE IN CONTROL
In case of a change in control, the incentive plans provide for vesting of any outstanding options (other than 2020 Maffei Term Options and the 2020 Maffei Legacy GLIB Term Options) and the lapse of restrictions on any RSU award held by the named executive officers. A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our Board of Directors.

•
The individuals constituting our Board of Directors over any two consecutive years cease to constitute at least a majority of the Board, subject to certain exceptions that permit the Board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of our company or the dissolution of our company.

In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed that our named executive officers’ existing unvested equity awards would vest in the case of a change in control described in the last bullet (other than the 2020 Maffei Term Options and the 2020 Maffei Legacy GLIB Term Options). A change in control (as defined in the 2019 Maffei Employment Agreement) of our company would provide Mr. Maffei with a short time period during which to exercise his right to terminate his employment for good reason, which would result in vesting of his 2020 Maffei Term Options and his 2020 Maffei Legacy GLIB Term Options. For purposes of the tabular presentation below, we have assumed that Mr. Maffei does not exercise his right to terminate his employment for good reason in connection with a change in control of our company.
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Executive Compensation
BENEFITS PAYABLE UPON TERMINATION OR CHANGE IN CONTROL
Name	Voluntary Termination Without Good Reason ($)	Termination for Cause ($)	Termination Without Cause or for Good Reason ($)	Death ($)	Disability ($)	After a Change in Control ($)
Gregory B. Maffei
Severance	3,910,000(1)	—	17,250,000(2)	17,250,000(2)	17,250,000(2)	—
Options	48,786,660(3)	48,786,660(4)	48,786,660(5)	48,786,660(5)	48,786,660(5)	48,786,660(6)
Perquisites(7)	—	—	212,174	—	212,174	—
Total	52,696,660	48,786,660	66,248,834	66,036,660	66,248,834	48,786,660
Brian J. Wendling
Options	—(8)	—(9)	98,031(10)	142,468(11)	142,468(11)	142,468(12)
RSUs	—(8)	—(9)	362,332(10)	485,152(11)	485,152(11)	485,152(12)
Total	—	—	460,363	627,620	627,620	627,620
Albert E. Rosenthaler
Options	—(8)	—(9)	—(10)	—(11)	—(11)	—(12)
RSUs	—(8)	—(9)	282,629(10)	282,629(11)	282,629(11)	282,629(12)
Total	—	—	282,629	282,629	282,629	282,629
Renee L. Wilm
Options	—(8)	—(9)	181,316(10)	264,109(11)	264,109(11)	264,109(12)
RSUs	—(8)	—(9)	684,531(10)	924,045(11)	924,045(11)	924,045(12)
Total	—	—	865,847	1,188,154	1,188,154	1,188,154

(1)
If Mr. Maffei had voluntarily terminated his employment without good reason (as defined in the 2019 Maffei Employment Agreement) at Liberty Broadband, Liberty Media and each of the other Service Companies as of December 31, 2023, subject to execution of a mutual release, he would have been entitled to receive in a lump sum a prorated amount of $17 million, with up to 25% of such amount payable in shares of common stock as set forth in more detail in the 2019 Maffei Employment Agreement. See “—Executive Compensation Arrangement—Gregory B. Maffei—Termination Payments and Benefits—Voluntary Termination at our Company without Good Reason” above. The amount in the table includes our allocable portion of this payment (23%) for which we would reimburse Liberty Media.

(2)
If Mr. Maffei’s employment had been terminated as of December 31, 2023 without cause (as defined in the 2019 Maffei Employment Agreement) by Liberty Broadband, Liberty Media and each of the other Service Companies, by him for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specific period following a change in control), in each case, subject to execution of a mutual release, or due to Mr. Maffei’s death or disability, he would have been entitled to receive (i) a payment of two times his 2023 base salary payable in 24 equal monthly installments, (ii) fully vested shares of common stock with an aggregate grant date fair value of $35 million, (iii) a lump sum payment of an amount equal to two times his average annual bonus paid for the two calendar years prior to separation, but in no event an amount that is less than two times his aggregate target bonus of $17 million and (iv) a lump sum cash payment equal to the greater of (x) $17 million or (y) the annual cash performance bonus otherwise payable for the year of termination, in each case prorated based on the number of days that have elapsed within the year of termination, with up to 25% of such amount payable in shares of common stock as set forth in more detail in the 2019 Maffei Employment Agreement. See “—Executive Compensation Arrangement—Gregory B. Maffei—Termination Payments and Benefits—Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason” above. The amount in the table includes our allocable portion of this payment (23%) for which we would reimburse Liberty Media. The amount included in the table does not include the lump sum cash payment described in (iv) because Mr. Maffei had already been paid his 2023 cash bonus prior to December 31, 2023.

(3)
Based on the number of vested options in regards to LBRDK held by Mr. Maffei at December 31, 2023 for which the exercise price is less than the closing market price of LBRDK shares on December 29, 2023. If Mr. Maffei’s employment had been terminated without good reason his 2020 Maffei Term Options and his 2020 Maffei Legacy GLIB Term Options would have vested on a pro rata basis (based on the number of days that had elapsed over the four-year vesting period), but because the exercise prices of the 2020 Maffei Term Options and the 2020 Maffei Legacy GLIB Term Options are more than the closing market price of LBRDK shares on December 29, 2023, and because the exercise prices of certain of Mr. Maffei’s vested stock options in regards to our Series C and all of Mr. Maffei’s vested stock options in regards to LBRDB are more than the closing market price of LBRDK or LBRDB shares, as applicable, on December 29, 2023, no value has been included for these awards in the table.

(4)
Based on the number of vested options in regards to our LBRDK held by Mr. Maffei at December 31, 2023 for which the exercise price is less than the closing market price of LBRDK shares on December 29, 2023. If Mr. Maffei was terminated for “cause” as of December 31, 2023, he would have forfeited the 2020 Maffei Term Options and the 2020 Maffei Legacy GLIB Term Options. Because the exercise prices of certain of Mr. Maffei’s vested stock options in regards to our Series C and all of Mr. Maffei’s vested stock

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options in regards to LBRDB are more than the closing market price of LBRDK or LBRDB shares, as applicable, on December 29, 2023, no value has been included for these awards in the table.
(5)
Based on the number of vested options in regards to LBRDK held by Mr. Maffei at December 31, 2023 for which the exercise price is less than the closing market price of LBRDK shares on December 29, 2023. If Mr. Maffei’s employment had been terminated as of December 31, 2023 without cause (as defined in the 2019 Maffei Employment Agreement), for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specific period following a change in control) or due to Mr. Maffei’s death or disability, the 2020 Maffei Term Options and the 2020 Maffei Legacy GLIB Term Options would have vested, but because the exercise prices of the 2020 Maffei Term Options and the 2020 Maffei Legacy GLIB Term Options are more than the closing market price of LBRDK shares on December 29, 2023, and because the exercise prices of certain of Mr. Maffei’s vested stock options in regards to LBRDK and all of Mr. Maffei’s vested stock options in regards to LBRDB are more than the closing market price of LBRDK or LBRDB shares, as applicable, on December 29, 2023, no value has been included for these awards in the table.

(6)
A change in control (as defined in the 2019 Maffei Employment Agreement) of our company would provide Mr. Maffei with a short time period during which to exercise his rights to terminate his employment for good reason, which would result in vesting of his 2020 Maffei Term Options and his 2020 Maffei Legacy GLIB Term Options. For purposes of the tabular presentation above, we have assumed that Mr. Maffei does not exercise his right to terminate his employment for good reason in connection with a change in control of our company. Because the exercise prices of certain of Mr. Maffei’s vested stock options in regards to LBRDK and all of Mr. Maffei’s vested stock options in regards to LBRDB are more than the closing market price of LBRDK or LBRDB shares, as applicable, on December 29, 2023, no value has been included for these awards in the table.

(7)
If Mr. Maffei’s employment had been terminated at our company’s election for any reason (other than cause) or by Mr. Maffei for good reason (as defined in his employment agreement) or by reason of disability, as of December 31, 2023, he would have been entitled to receive (i) personal use of the corporate aircraft for 120 hours per year, (ii) information technology support from our company, as reasonably requested by Mr. Maffei, and (iii) continuation of such other perquisites as Mr. Maffei was entitled to receive prior to such termination, in each case, over a 12-month period. The maximum potential cost of using the corporate aircraft for 120 hours based on an hourly average of the incremental cost of use of the corporate aircraft is $922,496. The amount in the table includes our allocable portion of this payment (23%) for which we would reimburse Liberty Media.

(8)
Each of Messrs. Wendling and Rosenthaler and Ms. Wilm would have forfeited his or her 2023 Chief RSUs and the unvested portions of Mr. Wendling’s and Ms. Wilm’s 2023 Chief Multiyear RSUs, 2023 Chief Multiyear Options and 2023 Chief Supplemental Options, in each case, if his or her employment had been terminated by him or her as of December 31, 2023. Messrs. Wendling’s and Rosenthaler’s and Ms. Wilm’s vested options would remain outstanding and exercisable in accordance with their terms in the event each of Messrs. Wendling and Rosenthaler and Ms. Wilm terminated his or her employment as of December 31, 2023. Because the exercise prices of Messrs. Wendling’s and Rosenthaler’s and Ms. Wilm’s vested options are more than the closing market price of LBRDK shares on December 29, 2023, no value has been included for these awards in the table.

(9)
If each of Messrs. Wendling and Rosenthaler and Ms. Wilm was terminated by our company for “cause” as of December 31, 2023, all of his or her outstanding option and RSU grants would have been forfeited.

(10)
Based on (i) the number of unvested 2023 Chief Multiyear Options, 2023 Chief Multiyear RSUs and 2023 Chief Supplemental Options held by Mr. Wendling and Ms. Wilm as of December 31, 2023 that would have vested pursuant to the forward-vesting provisions in such named executive officer’s award agreements if he or she were terminated without cause as of December 31, 2023 and (ii) the number of 2023 Chief RSUs held by Messrs. Wendling and Rosenthaler and Ms. Wilm, which would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above in “—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Chief Performance-based RSU Awards,” our compensation committee vested all of the 2023 Chief RSUs, which is reflected in the table above. Because the exercise prices of Messrs. Wendling’s and Rosenthaler’s and Ms. Wilm’s vested options are more than the closing market price of LBRDK shares on December 29, 2023, no value has been included for these awards in the table.

(11)
Based on (i) the number of vested options held by Messrs. Wendling and Rosenthaler and Ms. Wilm, (ii) the number of unvested 2023 Chief Multiyear Options, 2023 Chief Multiyear RSUs and 2023 Chief Supplemental Options held by Mr. Wendling and Ms. Wilm as of December 31, 2023 and (iii) the number of 2023 Chief RSUs held by Messrs. Wendling and Rosenthaler and Ms. Wilms, each of which would have vested. Because the exercise prices of Messrs. Wendling’s and Rosenthaler’s and Ms. Wilm’s vested options are more than the closing market price of LBRDK shares on December 29, 2023, no value has been included for these awards in the table.

(12)
Upon a change in control, we have assumed for purposes of the tabular presentation above that all of the 2023 Chief RSUs, 2023 Chief Multiyear Options, 2023 Chief Multiyear RSUs and 2023 Chief Supplemental Options would have vested. The table includes the value of Messrs. Wendling’s and Rosenthaler’s and Ms. Wilm’s vested options, however, because the exercise prices of the vested options are more than the closing market price of LBRDK shares on December 29, 2023, no value has been included for these awards in the table.

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Executive Compensation
PAY VERSUS PERFORMANCE
This section provides information about the relationship between compensation actually paid to our Principal Executive Officer and other named executive officers and certain financial performance measures of our company. For purposes of this section, the amount of compensation actually paid to our Principal Executive Officer and other named executive officers is determined using the valuation methods prescribed by the SEC in Item 402(v) of Regulation S-K. Although the rules describe such amount as compensation actually paid, these amounts are not reflective of the taxable compensation actually paid to our named executive officers in a covered year. As described in more detail below, to determine the amount of compensation actually paid in a covered year, Item 402(v) of Regulation S-K requires that in each covered year we (1) deduct the grant date value of equity awards reported in the Stock Awards or Option Awards columns in the Summary Compensation Table from the Total column in the Summary Compensation Table; (2) add, for awards granted in the covered year, the fair value of the equity awards (i) as of the end of a covered year or (ii) as of the vesting date, as applicable; and (3) add or subtract, for awards granted in, and outstanding at the end of, a prior year (i) the change in the fair value from the end of the prior year to the end of the current year or (ii) from the end of the prior year to the date the awards vest in the covered year, as applicable.
	PEO(1)		Non-PEO NEOs(1)		Value of initial fixed $100 investment based on:			(millions)
Year	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for non-PEO NEOs ($)(2)	Average Compensation Actually Paid to non-PEO NEOs ($)(3)	Total Shareholder Return (“TSR”) ($)(4)		Peer Group TSR ($)(5)	Net Income ($)(6)	Adjusted OIBDA ($)(7)
2023	10,301,633	9,563,710	2,083,750	2,192,434	LBRDA	64.74	140.75	688	7,134
					LBRDK	64.09
2022	14,480,848	(14,142,513)	826,137	(395,501)	LBRDA	60.89	90.34	1,257	7,045
					LBRDK	60.65
2021	18,018,126	19,576,914	1,021,262	1,060,999	LBRDA	129.17	150.28	732	6,687
					LBRDK	128.11
2020	20,644,196	28,277,104	961,366	1,184,524	LBRDA	126.51	123.61	398	4,788
					LBRDK	125.94

(1)
Our Principal Executive Officer (PEO) for each of the fiscal years indicated was Mr. Maffei. Our named executive officers other than our PEO (non-PEO NEOs) for each of the fiscal years indicated were Messrs. Wendling and Rosenthaler and Ms. Wilm.

(2)
Reflects, for Mr. Maffei, the total compensation reported in the Summary Compensation Table and for the non-PEO NEOs, the average total compensation reported in the Summary Compensation Table in each of the fiscal years indicated.

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Executive Compensation
(3)
Represents the compensation actually paid to Mr. Maffei and the non-PEO NEOs in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K and related SEC guidance, as set forth below:

Compensation actually paid to PEO and Non-PEO NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments(b)
Year	Total	Stock Awards	Option Awards	Fair Value at Year End of Awards Granted During Year that Remain Outstanding and Unvested at Year End(c)	Year-over- Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested at Year End(d)	Fair Value at Vesting Date of Awards Granted and Vested in Same Year(e)	Change in Fair Value from Prior Year End to Vesting Date of Awards Granted in Prior Year and Vested in Covered Year(f)	Total Compensation Actually Paid
PEO
2023	10,301,633	—	(3,594,317)	—	(305,684)	3,473,110	(311,031)	9,563,710
2022	14,480,848	—	(5,321,505)	—	(24,486,413)	1,184,557	—	(14,142,513)
2021	18,018,126	—	(6,697,562)	—	325,584	7,930,766	—	19,576,914
2020	20,644,196	—	(14,887,841)	11,866,846	4,431,305	6,222,599	—	28,277,104
Non-PEO NEOs
2023	2,083,750	(546,135)	(1,160,817)	1,570,231	—	240,561	4,843	2,192,434
2022	826,137	(360,950)	—	—	(545,469)	199,116	(514,334)	(395,501)
2021	1,021,262	(455,888)	—	—	13,238	482,387	—	1,060,999
2020	961,366	(230,943)	(717,151)	699,900	145,638	325,714	—	1,184,524

(a)
Reflects, for Mr. Maffei, the applicable amounts reported in the Summary Compensation Table and for the non-PEO NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.

(b)
The adjustments made to the fair value of equity awards in accordance with Item 402(v) of Regulation S-K do not include adjustments for dividends paid or the fair value of equity awards received in lieu of cash compensation foregone at a named executive officer’s election where such amounts are reported in the Salary, Bonus or All Other Compensation columns of the Summary Compensation Table in accordance with SEC guidance. Amounts with respect to our performance-based awards have been revised from those provided in our Definitive Proxy Statement on Schedule 14A with respect to our 2023 annual meeting of stockholders in accordance with SEC guidance released in September 2023 to reflect that vesting occurred as of the last day of the performance year (which is the last day the NEOs were required to provide services to receive the awards) instead of the date our compensation committee certified the level at which the performance goals were achieved.

(c)
Reflects, with respect to Mr. Maffei, the fair value and, with respect to the non-PEO NEOs, the average of the fair values, as of the end of the covered fiscal year of awards granted in, and remaining outstanding and unvested (in whole or in part) as of the end of, the covered fiscal year.

(d)
Reflects, with respect to Mr. Maffei, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from the end of the prior fiscal year to the end of the covered fiscal year of awards granted in prior fiscal years that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(e)
Reflects, with respect to Mr. Maffei, the fair value, and with respect to the non-PEO NEOs, the average of the fair values, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.

(f)
Reflects, with respect to Mr. Maffei, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from the end of the prior fiscal year to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.

(4)
For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in each of our Series A and Series C common stock (Nasdaq: LBRDA and LBRDK) from December 31, 2019 through December 31 of each covered fiscal year.

(5)
For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in the S&P 500 Communication Services Index from December 31, 2019 through December 31 of each covered fiscal year.

(6)
Represents the amount of net income reflected in our consolidated financial statements for each covered fiscal year.

(7)
We define adjusted OIBDA as operating income (loss) plus depreciation and amortization, stock-based compensation, separately

LIBERTY BROADBAND CORPORATION / 75

Executive Compensation
reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), and impairment charges. For purposes of this disclosure, adjusted OIBDA includes our attributable interests in our equity investments.
Relationship Between Compensation Actually Paid and Cumulative Total Shareholder Return

Relationship Between Compensation Actually Paid and Net Income

Relationship Between Compensation Actually Paid and Adjusted OIBDA

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Executive Compensation
2023 Key Performance Measures
The table below contains an unranked list of the most important financial performance measures we use to link executive compensation actually paid to performance.
Key Financial Performance Measures
Revenue
Adjusted OIBDA
Free Cash Flow
LIBERTY BROADBAND CORPORATION / 77

Executive Compensation
Equity Compensation Plan Information
The following table sets forth information as of December 31, 2023 with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights or settlement of restricted stock units (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Liberty Broadband Corporation 2014 Omnibus Incentive Plan (Amended and Restated as of March 11, 2015), as amended			—(1)
LBRDA	—	—
LBRDB	—	—
LBRDK	1,567,438	$49.78
Liberty Broadband Corporation 2019 Omnibus Incentive Plan, as amended			3,896,857(2)
LBRDA	—	—
LBRDB	—	—
LBRDK	2,182,456	$122.60
Equity compensation plans not approved by security holders: None(3)
Total
LBRDA	—
LBRDB	—
LBRDK	3,749,894
			3,896,857

(1)
Upon adoption of the 2019 incentive plan, the Board of Directors ceased making any further grants under the 2014 incentive plan. The amounts reported for the 2014 incentive plan reflect the number of securities to be issued upon exercise of outstanding options and the weighted average exercise price thereof.

(2)
The 2019 incentive plan permits grants of, or with respect to, shares of any series of our common stock, subject to a single aggregate limit. The amounts reported for the 2019 incentive plan reflect 1,817,207 shares of LBRDK to be issued upon exercise of outstanding options and 365,249 shares of LBRDK to be issued upon the settlement of restricted stock units. For restricted stock units subject to performance-based vesting requirements, such amounts vested at 100 percent of target performance and therefore are reflected as such in the above table. The weighted average exercise price does not take into account restricted stock units, which by their nature do not have an exercise price.

(3)
On December 18, 2020, in connection with the combination, we assumed each outstanding award issued pursuant to the GCI Liberty 2018 incentive plan, the GCI Liberty transitional plan and the Amended and Restated 1986 Stock Option Plan of General Communications, Inc. (together with the GCI Liberty 2018 incentive plan and the GCI Liberty transitional plan, the GCI Liberty Plans and such awards collectively, the Legacy GCI Liberty Awards). The Legacy GCI Liberty Awards were assumed and converted into Liberty Broadband awards. We do not intend to issue any new grants under the Legacy GCI Liberty Plans in the future. As of December 31, 2023, under the GCI Liberty 2018 incentive plan, the number of securities to be issued upon exercise of outstanding options, warrants and rights was 598,539 LBRDK shares, which have a weighted average exercise price of $137.82 and 12,445 LBRDB shares, which have a weighted average exercise price of $100.19, and the number of securities to be issued upon the settlement of restricted stock units was 3,770 LBRDK shares. With respect to the GCI Liberty transitional plan, the number of securities to be issued upon exercise of outstanding options, warrants and rights was 80,115 LBRDK shares, which have a weighted average exercise price of $96.46 and 233,024 LBRDB shares, which have a weighted average exercise price of $95.76.

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Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information concerning shares of our capital stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of any class or series of our voting stock. Beneficial ownership of our capital stock is set forth below only to the extent known by us or ascertainable from public filings.
Unless otherwise indicated, the security ownership information with respect to our capital stock is given as of February 29, 2024 and, in the case of percentage ownership information, is based upon (1) 18,235,373 LBRDA shares, (2) 2,023,432 LBRDB shares, (3) 122,564,853 LBRDK shares and (4) 7,183,812 LBRDP shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all LBRDA, LBRDB and LBRDP shares. LBRDK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
John C. Malone c/o Liberty Media Corporation 12300 Liberty Boulevard Englewood, CO 80112	LBRDA	1,241,171(1)	6.8	49.1
	LBRDB	1,882,685(1)	93.0
	LBRDK	5,739,006(1)	4.7
	LBRDP	—	—
Gregory B. Maffei c/o Liberty Media Corporation 12300 Liberty Boulevard Englewood, CO 80112	LBRDA	459,368(2)	2.5	6.9
	LBRDB	254,641(2)	11.2
	LBRDK	4,708,440(2)	3.8
	LBRDP	—	—
FMR LLC 245 Summer Street Boston, MA 02210	LBRDA	2,734,958(3)	15.0	6.7
	LBRDB	—	—
	LBRDK	923,659(4)	*
	LBRDP	—	—
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	LBRDA	1,570,076(5)	8.6	3.8
	LBRDB	—	—
	LBRDK	11,213,505(6)	9.1
	LBRDP	—	—
Aristeia Capital, L.L.C. One Greenwich Plaza, Suite 300 Greenwich, CT 06830	LBRDA	1,547,435(7)	8.5	3.8
	LBRDB	—	—
	LBRDK	6,176,996(8)	5.0
	LBRDP	—	—
FPR Partners, LLC 405 Howard Street, 2nd Floor San Francisco, CA 94105	LBRDA	1,100,766(9)	6.0	2.7
	LBRDB	—	—
	LBRDK	2,119,314(10)	1.7
	LBRDP	—	—
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	LBRDA	691,297(11)	3.8	2.2
	LBRDB	—	—
	LBRDK	6,078,373(11)	5.0
	LBRDP	587,777(11)	8.2
LIBERTY BROADBAND CORPORATION / 79

Security Ownership of Certain Beneficial Owners and Management
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
RBC Capital Markets, LLC 200 Vesey Street New York, NY 10281	LBRDA	3,292(12)	*	*
	LBRDB	—	—
	LBRDK	667,542(12)	*
	LBRDP	673,370(13)	9.4
Ronald A. Duncan c/o Liberty Broadband Corporation 12300 Liberty Boulevard Englewood, CO 80112	LBRDA	—	—	*
	LBRDB	—	—
	LBRDK	511,060(14)	*
	LBRDP	473,101(14)	6.6

*
Less than 1%

(1)
Information with respect to shares of our capital stock beneficially owned by Mr. Malone, our Chairman of the Board, is also set forth in “—Security Ownership of Management.”

(2)
Information with respect to shares of our capital stock beneficially owned by Mr. Maffei, our President and Chief Executive Officer, as well as information with respect to Mr. Maffei’s percentage ownership and voting power is also set forth in “—Security Ownership of Management.”

(3)
Based on Amendment No. 3 to Schedule 13G, filed February 9, 2024 jointly by FMR and Abigail P. Johnson, which states that, with respect to LBRDA, FMR has sole voting power over 2,699,652 shares and sole dispositive power over 2,734,958 shares and Ms. Johnson has sole dispositive power over 2,734,958 shares. Ms. Johnson is a director, the chairman and the chief executive officer of FMR.

(4)
Based on Form 13F, filed February 13, 2024 by FMR with respect to itself and certain related institutional investment managers, which states that, with respect to LBRDK, the following entities have sole voting power, shared voting power, sole investment discretion and shared investment discretion as follows:

	Title of Series	Sole Voting Power	Shared Voting Power	Sole Investment Discretion	Shared Investment Discretion
Fidelity Management & Research Co LLC	LBRDK	679,887	—	—	682,627
Strategic Advisers LLC	LBRDK	418	—	—	40,132
FIAM LLC	LBRDK	190,300	—	—	200,900

(5)
Based on Amendment No. 9 to Schedule 13G, filed February 13, 2024 by Vanguard, which states that, with respect to LBRDA, Vanguard has shared voting power over 4,973 shares, sole dispositive power over 1,545,339 shares and shared dispositive power over 24,737 shares.

(6)
Based on Form 13F, filed March 11, 2024 by Vanguard with respect to itself and certain related institutional investment managers, which states that, with respect to shares of LBRDK, the following entities have sole voting power, shared voting power, sole investment discretion and shared investment discretion as follows:

	Title of Series	Sole Voting Power	Shared Voting Power	Sole Investment Discretion	Shared Investment Discretion
Vanguard	LBRDK	—	—	10,949,315	—
Vanguard Fiduciary Trust Co	LBRDK	—	18,431	—	18,431
Vanguard Investments Australia, Ltd.	LBRDK	—	51,646	—	51,646
Vanguard Global Advisers, LLC	LBRDK	—	10,853	—	192,267
Vanguard National Trust Co	LBRDK	1,846	—	—	1,846

(7)
Based on Amendment No. 1 to Schedule 13G, filed February 14, 2024 by Aristeia, which states that, with respect to LBRDA, Aristeia has sole voting power and sole dispositive power over 1,547,435 shares.

(8)
Based on Form 13F, filed February 14, 2024 by Aristeia, which states that, with respect to LBRDK, Aristeia has sole voting power and sole investment discretion over 6,176,996 shares.

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Security Ownership of Certain Beneficial Owners and Management
(9)
Based on Amendment No. 2 to Schedule 13G, filed February 14, 2024 jointly by FPR, Andrew Raab and Bob Peck, which states that, with respect to LBRDA, FPR has sole voting power and sole dispositive power over 1,100,766 shares and Mr. Raab and Mr. Peck have shared voting power and shared dispositive power over 1,100,766 shares.

(10)
Based on Form 13F, filed February 14, 2024 by FPR, which states that, with respect to LBRDK, FPR has sole voting power and sole investment discretion over 2,119,314 shares.

(11)
Based on (i) Schedule 13G, filed February 2, 2021, by BlackRock, with respect to its ownership of shares of LBRDP, and (ii) Form 13F, filed February 13, 2024 by BlackRock reporting its ownership of shares of LBRDA and LBRDK, which state that Blackrock has sole voting power, shared voting power, sole dispositive power/investment discretion, and shared dispositive power/investment discretion over these shares as provided in the following table. All shares covered by such filings are held by BlackRock and/or its subsidiaries.

Title of Series	Sole Voting Power	Shared Voting Power	Sole Dispositive Power/ Investment Discretion	Shared Dispositive Power/ Investment Discretion
LBRDA	617,985	—	691,085	212
LBRDK	5,553,322	—	6,078,373	—
LBRDP	587,777	—	587,777	—

(12)
Based on Form 13F, filed February 14, 2024 by the Royal Bank of Canada with respect to itself and certain related institutional investment managers, including RBC Capital, RBC CMA, RBC Dominion, RBC Trust, City National and Rochdale, which states that Royal Bank of Canada has sole voting power and sole investment discretion over 317 LBRDA shares and sole voting power and sole investment discretion over 167,732 LBRDK shares, RBC Capital has shared investment discretion over 2,734 LBRDA shares and sole voting power over 716 LBRDA shares and shared investment discretion over 229,627 LBRDK shares and sole voting power over 218,617 LBRDK shares, RBC CMA has sole voting power and shared investment discretion over 191 LBRDA shares, RBC Dominion has sole voting power and shared investment discretion over 260,524 LBRDK shares, RBC Trust has sole voting power and shared investment discretion over 49 LBRDA shares and sole voting power and shared investment discretion over 5,458 LBRDK shares, City National has sole voting power and shared investment discretion over 3,831 LBRDK shares and Rochdale has sole voting power and shared investment discretion over 1 LBRDA share and sole voting power and shared investment discretion over 370 LBRDK shares.

(13)
Based on Amendment No. 2 to Schedule 13G, filed February 14, 2023 jointly by RBC Capital, RBC Trust and Rochdale with respect to LBRDP, which states that each of RBC Capital, RBC Trust and Rochdale has shared voting power and shared dispositive power over 673,370 shares.

(14)
Based on the information available to us and the Schedule 13D filed December 23, 2020 by Mr. Duncan with respect to LBRDP shares, the ownership figures include the following: (a) 386,829 shares of LBRDK and 351,738 shares of LBRDP to which Mr. Duncan has a direct pecuniary interest; (b) 1,695 shares of LBRDK allocated to Mr. Duncan under the GCI 401(k) Plan; (c) 7,308 shares of LBRDK and 4,000 shares of LBRDP held by Missy, LLC, which is 25% owned by a limited liability company for which Mr. Duncan serves as the managing member; (d) 27,159 shares of LBRDK and 18,041 shares of LBRDP held by Dani Bowman, Mr. Duncan’s wife, of which Mr. Duncan has disclaimed beneficial ownership; (e) 63,143 shares of LBRDK and 99,322 shares of LBRDP held by 560 Company, Inc., which is 55% owned by Mr. Duncan and for which Mr. Duncan has voting and dispositive power, (f) 17,060 shares of LBRDK held by a foundation over which Mr. Duncan has voting control and (g) 4,197 shares of LBRDK held by a limited liability company of which Mr. Duncan is the controlling member. Includes 336,919 shares of LBRDK and 338,078 shares of LBRDP pledged as security for certain margin loan facilities as of February 29, 2024.

LIBERTY BROADBAND CORPORATION / 81

Security Ownership of Certain Beneficial Owners and Management
SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of LBRDA, LBRDB, LBRDK and LBRDP. The security ownership information with respect to our capital stock is given as of February 29, 2024 and, in the case of percentage ownership information, is based upon (1) 18,235,373 LBRDA shares, (2) 2,023,432 LBRDB shares, (3) 122,564,853 LBRDK shares and (4) 7,183,812 LBRDP shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all LBRDA, LBRDB and LBRDP shares. LBRDK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Shares of capital stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after February 29, 2024 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of LBRDB, though convertible on a one-for-one basis into shares of LBRDA, are reported as beneficial ownership of LBRDB only, and not as beneficial ownership of LBRDA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
John C. Malone Chairman of the Board	LBRDA	1,241(1)(2)	6.8	49.1
	LBRDB	1,883(1)(3)(4)(5)(6)	93.0
	LBRDK	5,739(1)(3)(4)(5)(6)(7)	4.7
	LBRDP	—	—
Gregory B. Maffei President, Chief Executive Officer and Director	LBRDA	459(8)(9)(10)	2.5	6.9(12)
	LBRDB	255(11)(12)	11.2(12)
	LBRDK	4,708(8)(9)(10)(11)(12)	3.8(12)
	LBRDP	—	—
Gregg L. Engles Director	LBRDA	—	—	—
	LBRDB	—	—
	LBRDK	15(11)	*
	LBRDP	—	—
Julie D. Frist Director	LBRDA	**(13)	*	*
	LBRDB	—	—
	LBRDK	1,166(11)(13)	*
	LBRDP	—	—
Richard R. Green Director	LBRDA	**(14)	*	*
	LBRDB	—	—
	LBRDK	13(11)(14)	*
	LBRDP	—	—
Sue Ann R. Hamilton Director	LBRDA	**	*	*
	LBRDB	—	—
	LBRDK	13(11)	*
	LBRDP	—	—
J. David Wargo Director	LBRDA	33(15)(16)	*	*
	LBRDB	—	—
	LBRDK	152(11)(15)(16)	*
	LBRDP	—	—
John E. Welsh III Director	LBRDA	5	*	*
	LBRDB	—	—
	LBRDK	24(11)	*
	LBRDP	—	—
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Security Ownership of Certain Beneficial Owners and Management
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Brian J. Wendling Principal Financial Officer and Chief Accounting Officer	LBRDA	**	*	*
	LBRDB	—	—
	LBRDK	38(11)	*
	LBRDP	18	*
Albert E. Rosenthaler Former Chief Corporate Development Officer(17)	LBRDA	17	*	*
	LBRDB	—	—
	LBRDK	121(17)	*
	LBRDP	—	—
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	LBRDA	—	—	—
	LBRDB	—	—
	LBRDK	62(11)	*
	LBRDP	—	—
All current directors and executive officers as a group (10 persons)(17)	LBRDA	1,739(1)(2)(8)(9)(10)(13)(14)(15)(16)	9.5	53.4(12)
	LBRDB	2,137(1)(3)(4)(5)(6)(11)(12)	94.2(12)
	LBRDK	11,930(1)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)(15)(16)	9.5(12)
	LBRDP	18	*

*
Less than one percent

**
Less than 1,000 shares

(1)
Includes 25,444 LBRDA shares, 57,641 LBRDB shares and 357,106 LBRDK shares held in a revocable trust with respect to which Mr. Malone and Mr. Malone’s wife, Mrs. Leslie Malone (Mrs. Malone), are trustees. Mrs. Malone has the right to revoke such trust at any time. Mr. Malone has disclaimed beneficial ownership of the shares held by such trust.

(2)
Includes 62,500 LBRDA shares held by The Malone Family Land Preservation Foundation as to which shares Mr. Malone has disclaimed beneficial ownership.

(3)
Includes 16,943 LBRDB shares and 22,317 LBRDK shares held by a trust which is managed by an independent trustee and Mr. Evan Malone, one of Mr. Malone’s adult children, of which the beneficiary is Mr. Evan Malone and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.

(4)
Includes 10,228 LBRDB shares and 16,358 LBRDK shares held by a trust managed by an independent trustee, of which the beneficiary is one of Mr. Malone’s adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.

(5)
Includes 122,649 LBRDB shares and 213,332 LBRDK shares held by two trusts with respect to which Mr. Malone is the sole trustee and, with his wife, retains a unitrust interest in the trusts.

(6)
The Exchange Agreement (defined and described below under “Certain Relationships and Related Party Transactions—Exchange Agreement with John C. Malone”) contains certain provisions relating to the transfer and, in certain circumstances, the voting of the shares of LBRDB and LBRDK beneficially owned by Mr. Malone.

(7)
Includes an aggregate of 1,400,000 LBRDK shares held by Mr. Malone which are pledged to a financial institution in connection with certain loan facilities and “zero-cost collars” extended by such financial institution.

(8)
Includes 86,248 LBRDA shares and 205,998 LBRDK shares held by the Maffei Foundation. Mr. Maffei and his wife, as the two directors of The Maffei Foundation, have shared voting and investment power with respect to any shares held by The Maffei Foundation. Mr. Maffei disclaims beneficial ownership of these shares held by The Maffei Foundation.

(9)
Includes 116,290 LBRDA shares and 691,955 LBRDK shares held by two grantor retained annuity trusts. Mr. Maffei is the sole trustee of the grantor retained annuity trusts, for the benefit of himself, his spouse and his children.

(10)
Includes 11,097 LBRDA shares and 396,834 LBRDK shares, which are available in support of a line of credit with a financial institution. Mr. Maffei maintains voting and investment control of the shares.

(11)
Includes beneficial ownership of LBRDB and LBRDK shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 29, 2024:

LIBERTY BROADBAND CORPORATION / 83

Security Ownership of Certain Beneficial Owners and Management
	LBRDB	LBRDK
Gregory B. Maffei	245,469	2,691,256
Gregg L. Engles	—	12,177
Julie D. Frist	—	17,794
Richard R. Green	—	6,479
Sue Ann R. Hamilton	—	10,738
J. David Wargo	—	31,880
John E. Welsh III	—	19,738
Brian J. Wendling	—	25,578
Renee L. Wilm	—	55,666
Total	245,469	2,871,306

(12)
Mr. Maffei’s beneficial ownership of LBRDB shares includes 245,469 LBRDB shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 29, 2024. Such options to purchase shares of LBRDB are subject to a stipulation and order, pursuant to which Mr. Maffei has agreed that immediately following the exercise of any such options, he will exchange each LBRDB share issued upon such exercise for one share of LBRDK. After giving effect to the stipulation and order, Mr. Maffei may be deemed to beneficially own 9,172 LBRDB shares and 4,953,909 LBRDK shares, which shares represent approximately 0.5% of the outstanding shares of LBRDB and 4.0% of the outstanding shares of LBRDK, respectively, and Mr. Maffei may be deemed to beneficially own voting equity securities representing approximately 1.3% of the voting power. Additionally, after giving effect to the stipulation and order, the directors and executive officers as a group may be deemed to beneficially own 1,891,857 LBRDB shares and 12,175,934 LBRDK shares, which shares represent approximately 93.5% of the outstanding shares of LBRDB and 9.9% of the outstanding shares of LBRDK, and the directors and executive officers as a group may be deemed to beneficially own voting equity securities representing approximately 50.6% of the voting power.

(13)
Ms. Frist’s beneficial ownership of LBRDA shares includes 85 shares held by a managed account under the trading discretion of an investment manager (the Managed Account). Three trusts (the Trusts) for the benefit of members of Ms. Frist’s immediate family collectively have a one-third interest in the Managed Account. Ms. Frist’s spouse was appointed as the successor trustee of the Trusts. Ms. Frist’s beneficial ownership of LBRDK shares includes: (i) 601,507 shares held directly or indirectly by Thomas F. Frist III, Ms. Frist’s husband, (ii) 471,396 shares held by trusts for which Ms. Frist’s direct family are the beneficiaries and Ms. Frist is the trustee, (iii) 62,540 shares held by trusts for which Ms. Frist’s children are the beneficiaries and Ms. Frist is the trustee, (iv) 10,107 shares held by trusts for which Ms. Frist’s children are the beneficiaries, (v) 1,706 shares held by trusts for which Ms. Frist’s relatives are beneficiaries and Ms. Frist is the trustee and (vi) 450 shares held by the Managed Account, in which the Trusts for the benefit of members of Ms. Frist’s immediate family collectively have a one-third interest. Ms. Frist has disclaimed beneficial ownership of these securities except to the extent of her pecuniary interest therein.

(14)
Includes 165 LBRDA shares and 634 LBRDK shares held by Dr. Green’s wife, as to which Dr. Green has disclaimed beneficial ownership.

(15)
Includes 1,001 LBRDA shares and 3,154 LBRDK shares held by Mr. Wargo’s spouse, as to which shares Mr. Wargo has disclaimed beneficial ownership.

(16)
Includes (i) 27,602 LBRDA shares and 101,329 LBRDK shares pledged to a financial institution in connection with a margin loan facility extended by such financial institution to Mr. Wargo; and (ii) 672 LBRDA shares and 2,202 LBRDK shares held by Mr. Wargo’s wife that are pledged to a financial institution in connection with a margin loan extended by such financial institution to Mr. Wargo’s wife.

(17)
Mr. Rosenthaler retired from his position as our Chief Corporate Development Officer on December 31, 2023. Mr. Rosenthaler’s beneficial ownership of LBRDK shares includes beneficial ownership of 48,647 shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 29, 2024.

HEDGING DISCLOSURE
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
CHANGES IN CONTROL
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
84 / 2024 PROXY STATEMENT

Certain Relationships and Related Party Transactions
Certain Relationships and Related Party Transactions

Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our Board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our Board or another independent body of our Board designated to address such actual or potential conflicts.
EXCHANGE AGREEMENT WITH JOHN C. MALONE
On June 13, 2022, we entered into an Exchange Agreement (as defined below) with our Chairman of the Board, John C. Malone, whereby, among other things, Mr. Malone agreed to an arrangement under which his aggregate voting power in our company would not exceed 49% (the Target Voting Power) plus 0.5% (under certain circumstances). We have an ongoing stock repurchase program which permits us to purchase shares of our common stock. In light of Mr. Malone’s current ownership interests in our company, absent the Exchange Agreement, continued repurchases of LBRDA, pursuant to this program would be expected to have the effect of increasing Mr. Malone’s aggregate voting power in our company to greater than 50%. We and our Board believe it is in the best interests of our company and its stockholders to not have a single stockholder control greater than 50% of our aggregate voting power and to maintain flexibility with respect to future share repurchases and other transactions that may have an accretive voting power effect.
A special committee of independent and disinterested directors was formed by our Board to consider a potential exchange arrangement between us and Mr. Malone and engaged independent legal counsel to assist it. The special committee recommended to our Board of Directors the approval of an exchange agreement, among us, Mr. Malone and a revocable trust of which Mr. Malone is the sole trustee and beneficiary (the JM Trust) (the Exchange Agreement). Our Board of Directors, upon the unanimous recommendation of the members of the special committee, approved the Exchange Agreement.
The Exchange Agreement provides for exchanges by our company and Mr. Malone or the JM Trust of shares of LBRDB for shares of LBRDK in connection with certain events, as described below.
Accretive Event Exchange. In connection with any event that would result in a reduction in the outstanding votes that may be cast by holders of our voting stock or an increase of Mr. Malone’s beneficially-owned voting power in our company (an Accretive Event), in each case, such that Mr. Malone’s voting power would exceed the Target Voting Power plus 0.5%, Mr. Malone or the JM Trust will be required to exchange with our company shares of LBRDB (Exchanged LBRDB Shares) for an equal number of shares of LBRDK (Exchanged LBRDK Shares) so as to maintain Mr. Malone’s voting power as close as possible to, without exceeding, the Target Voting Power, on the terms and subject to the conditions of the Exchange Agreement. For example, repurchases by us of shares of our capital stock, conversions of LBRDB into LBRDA, as well as purchases by Mr. Malone of our capital stock, in each case, having the effect on Mr. Malone’s voting power described above would be Accretive Events.
Dilutive Event Exchange. From and after the occurrence of any Accretive Event, in connection with any event that would result in an increase in the outstanding votes that may be cast by holders of our voting stock or a decrease of Mr. Malone’s beneficially-owned voting power in our company (a Dilutive Event), in each case, such that Mr. Malone’s voting power falls below the Target Voting Power less 0.5%, Mr. Malone and the JM Trust may exchange with our company shares of LBRDK for an equal number of shares of LBRDB equal to the lesser of (i) the number of shares of LBRDB which would maintain Mr. Malone’s voting power as close as possible to, without exceeding, the Target Voting Power and (ii) the number of Exchanged LBRDB Shares at such time, on the terms and subject to the conditions of the Exchange Agreement. For example, exercises of stock options for, conversions of convertible securities into or issuances of new shares of our voting stock having the effect on Mr. Malone’s voting power described above would be Dilutive Events.
LIBERTY BROADBAND CORPORATION / 85

Certain Relationships and Related Party Transactions
Fundamental Event Exchange. If we propose to consummate any combination, consolidation, merger, exchange offer, split-off, spin-off, rights offering or dividend, in each case, as a result of which holders of LBRDB are entitled to receive securities of our company, securities of another person, property or cash or a combination thereof (a Fundamental Event) then, unless the consideration to be received by holders of LBRDB and LBRDK is identical, either (x) we will provide for Mr. Malone or the JM Trust to receive the same per share amount and form of consideration to be received by holders of LBRDB in connection with such event for each Exchanged LBRDK Share or (y) immediately prior to the consummation of the Fundamental Event, we will deliver to Mr. Malone and the JM Trust all Exchanged LBRDB Shares in exchange for all Exchanged LBRDK Shares. In connection with certain Fundamental Events where Mr. Malone would beneficially own 40% or more of the aggregate voting power of the surviving or resulting company and serve as an officer or director, such company and Mr. Malone will negotiate an agreement to replicate the benefits and obligations of the Exchange Agreement.
Restriction on Transfer. Mr. Malone may transfer his rights to the Exchanged LBRDB Shares only in limited circumstances and only to certain related permitted transferees who sign an agreement replicating the benefits and obligations of the Exchange Agreement.
Termination. The Exchange Agreement will terminate in its entirety, upon (i) the parties’ mutual consent, (ii) the execution of a successor exchange agreement between us and one or more proposed permitted transferees at a time when Mr. Malone no longer beneficially owns any shares of LBRDB or (iii) Mr. Malone’s aggregate voting power in our company falling below 20%.
Expenses. Under the Exchange Agreement, we have agreed to pay (or reimburse) Mr. Malone and the JM Trust for all reasonable out-of-pocket costs and expenses incurred by Mr. Malone and the JM Trust in connection with the preparation, negotiation, execution and consummation of the transactions contemplated by the Exchange Agreement.
Pursuant to the terms of the Exchange Agreement, on January 20, 2023, we notified Mr. Malone that in connection with our ongoing stock repurchase program, which permits us to purchase shares of our common stock, we reasonably expected such repurchases to result in an Accretive Event. As a result, on January 23, 2023, on the terms and subject to the conditions of the Exchange Agreement, and prior to the occurrence of an Accretive Event, we and Mr. Malone completed an exchange whereby Mr. Malone transferred to us 54,247 shares of LBRDB in exchange for an equivalent number of shares of LBRDK. Previously, under the Exchange Agreement, the JM Trust had exchanged 215,647 shares of LBRDB for the same number of shares of LBRDK on June 13, 2022, and exchanged 211,255 shares of LBRDB for the same number of shares of LBRDK on July 19, 2022.
The foregoing description of the Exchange Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the Exchange Agreement, which is incorporated by reference herein and filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on June 13, 2022.
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Annex A
LIBERTY BROADBAND CORPORATION
2024 OMNIBUS INCENTIVE PLAN
ARTICLE I
PURPOSE OF PLAN; EFFECTIVE DATE
1.1   Purpose. The purpose of the Plan is to promote the success of the Company by providing a method whereby (i) eligible officers, employees and Nonemployee Directors of the Company and its Subsidiaries, and (ii) employees and independent contractors of Liberty Media Corporation, in each case, providing services to the Company and its Subsidiaries may be awarded additional remuneration for services rendered and may be encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company’s businesses, encouraging them to remain in the employ or service of the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company and its Subsidiaries. The Plan is also intended to aid in (i) attracting Persons of exceptional ability to become officers, employees and Nonemployee Directors of the Company and its Subsidiaries and (ii) inducing employees and independent contractors of Liberty Media Corporation to agree to provide services to the Company and its Subsidiaries.
1.2   Effective Date. The Plan shall be effective as of May 23, 2024 (the “Effective Date”).
ARTICLE II
DEFINITIONS
2.1   Certain Defined Terms. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):
“Account” has the meaning ascribed thereto in Section 8.2.
“Affiliate” of the Company means any corporation, partnership or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.
“Agreement” means a stock option agreement, stock appreciation rights agreement, restricted shares agreement, restricted stock units agreement, cash award agreement or an agreement evidencing more than one type of Award, specified in Section 10.5, as any such Agreement may be supplemented or amended from time to time.
“Approved Transaction” means (i) the consummation of any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (A) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of Common Stock of the Company would be changed or converted into or exchanged for cash, securities, or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the Common Stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (B) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the Persons who are common stockholders of the Company immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, or (C) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (ii) any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve the adoption of any plan or proposal for the liquidation or dissolution of the Company.
“Award” means a grant of Options, SARs, Restricted Shares, Restricted Stock Units, Performance Awards, Cash Awards and/or cash amounts under the Plan.
“Board” means the Board of Directors of the Company.
“Board Change” means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.
LIBERTY BROADBAND CORPORATION / A-1

Annex A
“Cash Award” means an Award made pursuant to Section 9.1 of the Plan.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.
“Committee” means the committee of the Board appointed pursuant to Section 3.1 to administer the Plan.
“Common Stock” means each or any (as the context may require) series of the Company’s common stock.
“Company” means Liberty Broadband Corporation, a Delaware corporation.
“Control Purchase” means any transaction (or series of related transactions) in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, any Subsidiary of the Company or any employee benefit plan sponsored by the Company or any Subsidiary of the Company or any Exempt Person (as defined below)) shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company’s securities), other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, “Exempt Person” means each of (a) the Chairman of the Board, the President and each of the directors of the Company as of the Effective Date, and (b) the respective family members, estates and heirs of each of the Persons referred to in clause (a) above and any trust or other investment vehicle for the primary benefit of any of such Persons or their respective family members or heirs. As used with respect to any Person, the term “family member” means the spouse, siblings and lineal descendants of such Person.
“Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
“Dividend Equivalents” means, with respect to Restricted Stock Units, to the extent specified by the Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number and kind of shares of Common Stock. Notwithstanding any provision of the Plan to the contrary, Dividend Equivalents with respect to a Performance Award may only be paid to the extent the Performance Award is actually paid to the Holder.
“Domestic Relations Order” means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.
“Equity Security” shall have the meaning ascribed to such term in Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.
“Fair Market Value” of a share of any series of Common Stock on any day means (i) for Option and SAR exercise transactions effected on any third-party incentive award administration system provided by the Company, the current high bid price of a share of any series of Common Stock as reported on the consolidated transaction reporting system on the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by OTC Markets Group Inc., (ii) for the purpose of determining the tax withholding due upon the vesting or settlement of Restricted Shares or Restricted Stock Units and the related purpose of valuing shares withheld from such Awards to satisfy tax withholding obligations, the closing price for a share of such series of Common Stock on the trading day next preceding the day that such Award vests as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by OTC Markets Group Inc., or (iii) for all other purposes under the Plan, the closing price of a share of such series of Common Stock on such day (or if such day is not a trading day, on the next preceding trading day) all as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such
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Annex A
shares are not then listed on a national securities exchange, then as quoted by OTC Markets Group Inc. If for any day the Fair Market Value of a share of the applicable series of Common Stock is not determinable by any of the foregoing means, or if there is insufficient trading volume in the applicable series of Common Stock on such trading day, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.
“Free Standing SAR” has the meaning ascribed thereto in Section 7.1.
“Holder” means a Person who has received an Award under the Plan.
“Nonemployee Director” means an individual who is a member of the Board and who is neither an officer nor an employee of the Company or any Subsidiary.
“Option” means a stock option granted under Article VI.
“Performance Award” means an Award which may be earned in whole or in part upon attainment of performance measures as the Committee may determine and which will be settled for cash, shares or other securities or a combination of the foregoing under Article IX.
“Person” means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.
“Plan” means this Liberty Broadband Corporation 2024 Omnibus Incentive Plan.
“Prior Plan” means the Liberty Broadband Corporation 2019 Omnibus Incentive Plan.
“Restricted Shares” means shares of any series of Common Stock awarded pursuant to Section 8.1.
“Restricted Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of the specified series of Common Stock or, in the discretion of the Company, the equivalent value in cash, which right may be subject to a Restriction Period or forfeiture provisions.
“Restriction Period” means a period of time beginning on the date of each Award of Restricted Shares or Restricted Stock Units and ending on the Vesting Date with respect to such Award.
“Retained Distribution” has the meaning ascribed thereto in Section 8.3.
“SARs” means stock appreciation rights, awarded pursuant to Article VII, with respect to shares of any specified series of Common Stock.
“Section 409A” has the meaning ascribed thereto in Section 10.17.
“Subsidiary” of a Person means any present or future subsidiary (as defined in Section 424(f) of the Code) of such Person or any business entity in which such Person owns, directly or indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a subsidiary of a Person for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.
“Tandem SARs” has the meaning ascribed thereto in Section 7.1.
“Vesting Date,” with respect to any Restricted Shares or Restricted Stock Units awarded hereunder, means the date on which such Restricted Shares or Restricted Stock Units cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such Award of Restricted Shares or Restricted Stock Units pursuant to Article VIII. If more than one Vesting Date is designated for an Award of Restricted Shares or Restricted Stock Units, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part. The Vesting Date for a particular Award will be established by the Committee and, for the avoidance of doubt, may be contemporaneous with the date of grant.
LIBERTY BROADBAND CORPORATION / A-3

Annex A
ARTICLE III
ADMINISTRATION
3.1   Committee. The Plan shall be administered by the Compensation Committee of the Board unless a different committee is appointed by the Board. The Committee shall be comprised of not less than two Persons. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.
3.2   Powers. The Committee shall have full power and authority to grant to eligible Persons Options under Article VI of the Plan, SARs under Article VII of the Plan, Restricted Shares under Article VIII of the Plan, Restricted Stock Units under Article VIII of the Plan, Cash Awards under Article IX of the Plan and/or Performance Awards under Article IX of the Plan, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan and to supervise the administration of the Plan. The Committee in making an Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Committee shall have sole authority in the selection of Persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees, officers, independent contractors and Nonemployee Directors, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion deems relevant.
3.3   Interpretation. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all Persons. No member of the Committee shall be liable for any action or determination made or taken by such member or the Committee in good faith with respect to the Plan.
3.4   Awards to Nonemployee Directors. The Board shall have the same powers as the Committee with respect to awards to Nonemployee Directors and may exercise such powers in lieu of action by the Committee.
ARTICLE IV
SHARES SUBJECT TO THE PLAN
4.1   Number of Shares. Subject to the provisions of this Article IV, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be 5,000,000 shares, plus the shares remaining available for awards under the Prior Plan as of the Effective Date. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to (i) any Award granted under the Plan or the Prior Plan that shall expire, terminate or be cancelled or annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7.2), (ii) any Award of any SARs granted under the Plan or the Prior Plan the terms of which provide for settlement in cash, and (iii) any Award of Restricted Shares or Restricted Stock Units under the Plan or the Prior Plan that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Shares or Restricted Stock Units other than voting rights and the accumulation of Retained Distributions and unpaid Dividend Equivalents that are likewise forfeited) shall again be available for purposes of the Plan. Notwithstanding the foregoing, the following shares of Common Stock may not again be made available for issuance as Awards under the Plan: (a) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding Option or SAR, (b) shares of Common Stock used to pay the purchase price or withholding taxes related to an outstanding Award, or (c) shares of Common Stock repurchased on the open market with the proceeds of an Option purchase price. No Nonemployee Director may be granted during any calendar year Awards having a value determined on the date of grant that would be in excess of $1 million.
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Annex A
4.2   Adjustments.
(a)   If the Company subdivides its outstanding shares of any series of Common Stock into a greater number of shares of such series of Common Stock (by stock dividend, stock split, reclassification, or otherwise) or combines its outstanding shares of any series of Common Stock into a smaller number of shares of such series of Common Stock (by reverse stock split, reclassification, or otherwise) or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, stock redemption, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase such series of Common Stock or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions, adjustments with respect to which shall be governed by Section 10.1(b)) affects any series of Common Stock so that an adjustment is required to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, in such manner as the Committee, in its sole discretion, deems equitable and appropriate, shall make such adjustments to any or all of (i) the number and kind of shares of stock which thereafter may be awarded, optioned or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares of stock subject to outstanding Awards, and (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.
(b)   Notwithstanding any provision of the Plan to the contrary, in the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized, in its discretion, (i) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (ii) to cancel any such Awards and to deliver to the Holders cash in an amount that the Committee shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess of the Fair Market Value (as determined in sub-section (ii) of the definition of such term) of Common Stock on such date over the purchase price of the Options or the base price of the SARs, as applicable. For the avoidance of doubt, if the purchase price of the Options or base price of the SARs, as applicable, is greater than such Fair Market Value, the Options or SARs may be canceled for no consideration pursuant to this section.
(c)   No adjustment or substitution pursuant to this Section 4.2 shall be made in a manner that results in noncompliance with the requirements of Section 409A, to the extent applicable.
ARTICLE V
ELIGIBILITY
5.1   General. The Persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall be such Persons who are employees (including officers) or independent contractors of the Company or its Subsidiaries, Nonemployee Directors, or employees (including officers), independent contractors, or directors of Liberty Media Corporation, who in each case, provide services to the Company or its Subsidiaries and who the Committee shall select. Awards may be made to employees, Nonemployee Directors or independent contractors who hold or have held Awards under the Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.
ARTICLE VI
STOCK OPTIONS
6.1   Grant of Options. Subject to the limitations of the Plan, the Committee shall designate from time to time those eligible Persons to be granted Options, the time when each Option shall be granted to such eligible Persons, the series and number of shares of Common Stock subject to such Option, and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option.
6.2   Option Price. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be no less than the Fair Market Value of the shares of the applicable series of Common Stock subject to the Option as of the date the Option is granted.
6.3   Term of Options. Subject to the provisions of the Plan with respect to death, retirement and termination of employment or service, the term of each Option shall be for such period as the Committee shall determine as set forth in the applicable
LIBERTY BROADBAND CORPORATION / A-5

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Agreement; provided that such term may not exceed ten years. However, if the term of an Option expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such Option shall expire on the 30th day after the expiration of such prohibition.
6.4   Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and the Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).
6.5   Manner of Exercise.
(a)   Form of Payment. An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 10.9 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) promissory note (subject to applicable law), (iv) whole shares of any series of Common Stock, (v) the withholding of shares of the applicable series of Common Stock issuable upon such exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, or (vii) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate.
(b)   Value of Shares. Unless otherwise determined by the Committee and provided in the applicable Agreement, shares of any series of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of any series of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.
(c)   Issuance of Shares. The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 10.9, and within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. Unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Holder or other Person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made, and (ii) no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.
ARTICLE VII
SARS
7.1   Grant of SARs. Subject to the limitations of the Plan, SARs may be granted by the Committee to such eligible Persons in such numbers, with respect to any specified series of Common Stock, and at such times during the term of the Plan as the Committee shall determine. A SAR may be granted to a Holder of an Option (hereinafter called a “related Option”) with respect to all or a portion of the shares of Common Stock subject to the related Option (a “Tandem SAR”) or may be granted separately to an eligible Person (a “Free Standing SAR”). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement.
7.2   Tandem SARs. A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide) and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the
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related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, (i) the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Tandem SAR was granted on the date of exercise over the related Option purchase price per share, and (ii) the related Option with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Tandem SAR was so exercised.
7.3   Free Standing SARs. Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR may be no less than the Fair Market Value of the applicable series of Common Stock with respect to which the Free Standing SAR was granted as of the date the Free Standing SAR is granted. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Free Standing SAR was granted on the date of exercise over the base price per share of such Free Standing SAR. The term of a Free Standing SAR may not exceed ten years. However, if the term of a Free Standing SAR expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such Free Standing SAR shall expire on the 30th day after the expiration of such prohibition.
7.4   Consideration. The consideration to be received upon the exercise of a SAR by the Holder shall be paid in cash, shares of the applicable series of Common Stock with respect to which the SAR was granted (valued at Fair Market Value on the date of exercise of such SAR), a combination of cash and such shares of the applicable series of Common Stock or such other consideration, in each case, as provided in the Agreement. No fractional shares of Common Stock shall be issuable upon exercise of a SAR, and unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares. Unless the Committee shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for cash on its expiration date.
7.5   Limitations. The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the Holder in whole or in part for cash during any specified period, for a limit on the time periods during which a Holder may exercise SARs, and for such other limits on the rights of the Holder and such other terms and conditions of the SAR, including a condition that the SAR may be exercised only in accordance with rules and regulations adopted from time to time, as the Committee may determine. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.
7.6   Exercise. For purposes of this Article VII, the date of exercise of a SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR (unless otherwise determined by the Committee and provided in the applicable Agreement).
ARTICLE VIII
RESTRICTED SHARES AND RESTRICTED STOCK UNITS
8.1   Grant of Restricted Shares. Subject to the limitations of the Plan, the Committee shall designate those eligible Persons to be granted Awards of Restricted Shares, shall determine the time when each such Award shall be granted, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each Award of Restricted Shares, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of Restricted Shares shall be made for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this Section 8.1 shall be specified in the Agreement.
8.2   Issuance of Restricted Shares. An Award of Restricted Shares shall be registered in a book entry account (the “Account”) in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction
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Period, the Account, any statement of ownership representing the Restricted Shares that may be issued during the Restriction Period and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement.
8.3   Restrictions with Respect to Restricted Shares. During the Restriction Period, Restricted Shares shall constitute issued and outstanding shares of the applicable series of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain such dividends and distributions, as the Committee may designate, paid or distributed on such Restricted Shares, and to exercise all other rights, powers and privileges of a Holder of shares of the applicable series of Common Stock with respect to such Restricted Shares; except, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) the Holder will not be entitled to delivery of the Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (ii) the Company or its designee will retain custody of the Restricted Shares during the Restriction Period as provided in Section 8.2; (iii) other than such dividends and distributions as the Committee may designate, the Company or its designee will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting, and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (iv) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions or such Holder’s interest in any of them during the Restriction Period; and (v) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.
8.4   Grant of Restricted Stock Units. Subject to the limitations of the Plan, the Committee shall designate those eligible Persons to be granted Awards of Restricted Stock Units, the value of which is based, in whole or in part, on the Fair Market Value of the shares of any specified series of Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 8.5, Awards of Restricted Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine in its discretion, which need not be identical for each Award. Such Awards may provide for the payment of cash consideration by the Person to whom such Award is granted or provide that the Award, and any shares of Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an Award of Restricted Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable. The determinations made by the Committee pursuant to this Section 8.4 shall be specified in the applicable Agreement.
8.5   Restrictions with Respect to Restricted Stock Units. Any Award of Restricted Stock Units, including any shares of Common Stock which are part of an Award of Restricted Stock Units, may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Committee at the time of the Award. A breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Award of Restricted Stock Units will cause a forfeiture of such Restricted Stock Units and any Dividend Equivalents with respect thereto.
8.6   Issuance of Restricted Stock Units. Restricted Stock Units shall be issued at the beginning of the Restriction Period, shall not constitute issued and outstanding shares of the applicable series of Common Stock, and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an Award of Restricted Stock Units, in each case until such shares shall have been issued to the Holder at the end of the Restriction Period. If and to the extent that shares of Common Stock are to be issued at the end of the Restriction Period, the Holder shall be entitled to receive Dividend Equivalents with respect to the shares of Common Stock covered thereby either (i) during the Restriction Period or (ii) in accordance with the rules applicable to Retained Distributions, as the Committee may specify in the Agreement.
8.7   Cash Payments. In connection with any Award of Restricted Shares or Restricted Stock Units, an Agreement may provide for the payment of a cash amount to the Holder of such Awards at any time after such Awards shall have become vested. Such cash amounts shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.
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8.8   Completion of Restriction Period. On the Vesting Date with respect to each Award of Restricted Shares or Restricted Stock Units and the satisfaction of any other applicable restrictions, terms, and conditions, (i) all or the applicable portion of such Restricted Shares or Restricted Stock Units shall become vested, (ii) any Retained Distributions with respect to such Restricted Shares and any unpaid Dividend Equivalents with respect to such Restricted Stock Units shall become vested to the extent that the Awards related thereto shall have become vested, and (iii) any cash amount to be received by the Holder with respect to such Restricted Shares or Restricted Stock Units shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares, Restricted Stock Units, Retained Distributions, and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company, and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares, Restricted Stock Units, Retained Distributions, and any unpaid Dividend Equivalents that shall have been so forfeited. The Committee may, in its discretion, provide that the delivery of any Restricted Shares, Restricted Stock Units, Retained Distributions, and unpaid Dividend Equivalents that shall have become vested, and payment of any related cash amounts that shall have become payable under this Article VIII, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide, and shall be made in compliance with Section 409A.
ARTICLE IX
CASH AWARDS AND PERFORMANCE AWARDS
9.1   Cash Awards. In addition to granting Options, SARs, Restricted Shares and Restricted Stock Units, the Committee shall, subject to the limitations of the Plan, have authority to grant to eligible Persons Cash Awards. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies, if any, as the Committee shall determine. The determinations made by the Committee pursuant to this Section 9.1 shall be specified in the applicable Agreement.
9.2   Designation as a Performance Award. The Committee shall have the right to designate any Award of Options, SARs, Restricted Shares, Restricted Stock Units or Cash Awards as a Performance Award.
9.3   Performance Measures. The Committee may establish performance measures for purposes of grants of Performance Awards. Subject to the terms of this Plan, each of these measures shall be defined by the Committee on a consolidated, group or division basis, on an absolute or relative basis or in comparison to one or more peer group companies or indices. The amount of cash or shares payable or vested pursuant to Performance Awards may be adjusted upward or downward, either on a formula or discretionary basis or any combination, as the Committee determines. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to the Plan shall be determined by the Committee.
ARTICLE X
GENERAL PROVISIONS
10.1   Acceleration of Awards.
(a)   Death or Disability. If a Holder’s employment or service shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, the Restriction Period applicable to each such Award of Restricted Stock Units shall be deemed to have expired and all such Restricted Stock Units and any unpaid Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement.
(b)   Approved Transactions; Board Change; Control Purchase. In the event of any Approved Transaction, Board Change or Control Purchase, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case
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of an Option or SAR, each such outstanding Option or SAR granted under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, the Restriction Period applicable to each such Award of Restricted Stock Units shall be deemed to have expired and all such Restricted Stock Units and any unpaid Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement, in each case effective upon the Board Change or Control Purchase or immediately prior to the Approved Transaction. The effect, if any, on a Cash Award of an Approved Transaction, Board Change or Control Purchase shall be prescribed in the applicable Agreement. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, the Committee may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction if effective provision has been made for the taking of such action which, in the opinion of the Committee, is equitable and appropriate to substitute a new Award for such Award or to assume such Award and to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the applicable series of Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.
10.2   Termination of Employment or Service.
(a)   General. If a Holder’s employment or service shall terminate prior to an Option or SAR becoming exercisable or being exercised (or deemed exercised, as provided in Section 7.2) in full, or during the Restriction Period with respect to any Restricted Shares or any Restricted Stock Units, then such Option or SAR shall thereafter become or be exercisable, and the Holder’s rights to any unvested Restricted Shares, Retained Distributions and related cash amounts and any unvested Restricted Stock Units, unpaid Dividend Equivalents and related cash amounts shall thereafter vest, in each case solely to the extent provided in the applicable Agreement; provided, however, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Option or SAR may be exercised after the scheduled expiration date thereof; (ii) if the Holder’s employment or service terminates by reason of death or Disability, the Option or SAR shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option or SAR); and (iii) any termination of the Holder’s employment or service for cause will be treated in accordance with the provisions of Section 10.2(b). The effect on a Cash Award of the termination of a Holder’s employment or service for any reason, other than for cause, shall be prescribed in the applicable Agreement. For the avoidance of doubt, in the discretion of the Committee, an Award may provide that a Holder’s service shall be deemed to have continued for purposes of the Award while a Holder provides services to the Company, any Subsidiary, or any former affiliate of the Company or any Subsidiary.
(b)   Termination for Cause. If a Holder’s employment or service with the Company or a Subsidiary of the Company shall be terminated by the Company or such Subsidiary for “cause” during the Restriction Period with respect to any Restricted Shares or Restricted Stock Units or prior to any Option or SAR becoming exercisable or being exercised in full or prior to the payment in full of any Cash Award (for these purposes, “cause” shall have the meaning ascribed thereto in any employment or consulting agreement to which such Holder is a party or, in the absence thereof, shall include insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform such Holder’s duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction or Control Purchase or Board Change, termination for “cause” shall mean only a felony conviction for fraud, misappropriation, or embezzlement), then, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) all Options and SARs and all unpaid Cash Awards held by such Holder shall immediately terminate, and (ii) such Holder’s rights to all Restricted Shares, Restricted Stock Units, Retained Distributions, any unpaid Dividend Equivalents and any related cash amounts shall be forfeited immediately.
(c)   Miscellaneous. The Committee may determine whether any given leave of absence constitutes a termination of employment or service; provided, however, that for purposes of the Plan, (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company provided the employee’s right to reemployment is guaranteed either by statute or contract, shall
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not be deemed a termination of employment. Unless otherwise determined by the Committee and provided in the applicable Agreement, Awards made under the Plan shall not be affected by any change of employment or service so long as the Holder continues to be a Nonemployee Director or an employee or independent contractor of the Company or its Subsidiaries or, in the case of an employee, independent contractor, or Nonemployee Director of Liberty Media Corporation, continues to provide services to the Company or its Subsidiaries.
10.3   Right of Company to Terminate Employment or Service. Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ or service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any Subsidiary of the Company to terminate the employment or service of the Holder at any time, with or without cause, subject, however, to the provisions of any employment or consulting agreement between the Holder and the Company or any Subsidiary of the Company, or in the case of a director, to the charter and bylaws, as the same may be in effect from time to time.
10.4   Nonalienation of Benefits. Except as set forth herein, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, garnishment, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, garnish, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Person entitled to such benefits.
10.5   Written Agreement. Each Award under the Plan shall be evidenced by a written agreement, in such form as the Committee shall approve from time to time in its discretion, specifying the terms and provisions of such Award which may not be inconsistent with the provisions of the Plan; provided, however, that if more than one type of Award is made to the same Holder, such Awards may be evidenced by a single Agreement with such Holder. Each grantee of an Option, SAR, Restricted Shares, Restricted Stock Units or Performance Award (including a Cash Award) shall be notified promptly of such grant, and a written Agreement shall be promptly delivered by the Company. Any such written Agreement may contain (but shall not be required to contain) such provisions as the Committee deems appropriate to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company. Any such Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 10.7(b).
10.6   Nontransferability. Unless otherwise determined by the Committee and expressly provided for in an Agreement, Awards are not transferable (either voluntarily or involuntarily), before or after a Holder’s death, except as follows: (a) during the Holder’s lifetime, pursuant to a Domestic Relations Order, issued by a court of competent jurisdiction, that is not contrary to the terms and conditions of the Plan or any applicable Agreement, and in a form acceptable to the Committee; or (b) after the Holder’s death, by will or pursuant to the applicable laws of descent and distribution, as may be the case. Any person to whom Awards are transferred in accordance with the provisions of the preceding sentence shall take such Awards subject to all of the terms and conditions of the Plan and any applicable Agreement.
10.7   Termination and Amendment.
(a)   General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the fifth anniversary of the Effective Date. The Plan may be terminated at any time prior to such date and may, from time to time, be suspended or discontinued or modified or amended if such action is deemed advisable by the Committee.
(b)   Modification. No termination, modification or amendment of the Plan may, without the consent of the Person to whom any Award shall theretofore have been granted, adversely affect the rights of such Person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 10.7(a)), the Committee may amend outstanding Agreements with any Holder, including any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder’s consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and grant a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 10.7(b) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be
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subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time or impair the enforceability of any such provision.
10.8   Government and Other Regulations. The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as any series of Common Stock are registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Common Stock that may be issuable, from time to time, to Holders under the Plan and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.
10.9   Withholding. The Company’s obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Shares or Restricted Stock Units or the attainment of performance measures applicable to a Performance Award, as appropriate, may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including the conditions referenced in Section 6.5) as the Committee shall determine. For the avoidance of doubt, the Committee may, in its discretion, allow for tax withholding in respect of any Award up to the maximum withholding rate applicable to the Holder. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of, all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.
10.10   Nonexclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
10.11   Exclusion from Other Plans. By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other benefit plan, program or policy of the Company or any Subsidiary of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan of the Company or any Subsidiary of the Company.
10.12   Unfunded Plan. Neither the Company nor any Subsidiary of the Company shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an “unfunded” plan of the Company. Except as provided in Article VIII with respect to Awards of Restricted Shares and except as expressly set forth in an Agreement, no Holder shall have voting or other rights with respect to the shares of Common Stock covered by an Award prior to the delivery of such shares. Neither the Company nor any Subsidiary of the Company shall, by any provisions of the Plan, be deemed to be a trustee of any shares of Common Stock or any other property, and the liabilities of the Company and any Subsidiary of the Company to any Holder pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any Holder, former service provider or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary of the Company, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
10.13   Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.
10.14   Accounts. The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary of the Company, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 10.9.
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Annex A
10.15   Legends. Any statement of ownership evidencing shares of Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.
10.16   Company’s Rights. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.
10.17   Section 409A. The Plan and the Awards made hereunder are intended to be (i) “stock rights” exempt from Section 409A of the Code (“Section 409A”) pursuant to Treasury Regulations § 1.409A-1(b)(5), (ii) “short-term deferrals” exempt from Section 409A or (iii) payments which are deferred compensation and paid in compliance with Section 409A, and the Plan and each Agreement shall be interpreted and administered accordingly. Any adjustments of Awards intended to be “stock rights” exempt from Section 409A pursuant to Treasury Regulations § 1.409A-1(b)(5) shall be conducted in a manner so as not to constitute a grant of a new stock right or a change in the time and form of payment pursuant to Treasury Regulations §1.409A-1(b)(5)(v). In the event an Award is not exempt from Section 409A, (x) payment pursuant to the relevant Agreement shall be made only on a permissible payment event or at a specified time in compliance with Section 409A, (y) no accelerated payment shall be made pursuant to Section 10.1(b) unless the Board Change, Approved Transaction or Control Purchase constitutes a “change in control event” under Treasury Regulations §1.409A-3(i)(5) or otherwise constitutes a permissible payment event under Section 409A and (z) no amendment or modification of such Award may be made except in compliance with the anti-deferral and anti-acceleration provisions of Section 409A. No deferrals of compensation otherwise payable under the Plan or any Award shall be allowed, whether at the discretion of the Company or the Holder, except in a manner consistent with the requirements of Section 409A. If a Holder is identified by the Company as a “specified employee” within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which such Holder has a “separation from service” (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Code Section 409A shall be paid or settled on the earliest of (1) the first business day following the expiration of six months from the Holder’s separation from service, (2) the date of the Holder’s death, or (3) such earlier date as complies with the requirements of Code Section 409A. Notwithstanding the foregoing, the Company makes no representations that the Plan or any Award shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to the Award or the Plan. Unless otherwise provided in a separate agreement with the Holder, if any Award fails to meet the requirements of Section 409A, neither the Company nor any of its Affiliates shall have any liability for any tax, penalty or interest imposed on any Holder under Section 409A, and the Holder shall have no recourse against the Company or any of its Affiliates for payment of any such tax, penalty or interest imposed by Section 409A.
10.18   Administrative Blackouts. In addition to its other powers hereunder, the Committee has the authority to suspend (i) the exercise of Options or SARs and (ii) any other transactions under the Plan as it deems necessary or appropriate for administrative reasons.
10.19   Clawback Policy. Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company, and as may be required by any applicable law, government regulation or stock exchange listing requirement.
10.20   Stock Ownership Guidelines. Any Award shall be subject to any applicable stock ownership guidelines adopted by the Company, as amended or superseded from time to time.
10.21   Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements, as to the persons to receive Awards under the Plan, and the terms and provisions of Awards under the Plan.
LIBERTY BROADBAND CORPORATION / A-13

SCAN TOVIEW MATERIALS & VOTE BROADRIDGE CORPORATE ISSUER SOLUTIONSC/O LIBERTY BROADBAND CORPORATIONP.O. BOX 1342BRENTWOOD, NY 11717VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 p.m. New York City time on June 9, 2024 for shares held directly and by11:59 p.m. New York City time on June 5, 2024 for shares held in the GCI 401(k) Plan. Haveyour proxy card in hand when you access the web site and follow the instructions to obtainyour records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/LBRD2024You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m.New York City time on June 9, 2024 for shares held directly and by 11:59 p.m.New York City time on June 5, 2024 for shares held in the GCI 401(k) Plan. Have your proxycard in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY! ! !! ! !V46665-P08802-Z87199 LIBERTY BROADBAND CORPORATIONThe Board of Directors recommends a vote FOR eachnominee listed in Proposal 1. ForAllWithholdAllFor AllExceptFor Against Abstain! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below. 1. Election of DirectorsNominees:01) Julie D. Frist02) J. David WargoThe Board of Directors recommends a vote FOR Proposals 2, 3 and 4. 2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2024.3. The incentive plan proposal, to adopt the Liberty Broadband Corporation 2024 Omnibus Incentive Plan.4. The say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and Annual Report are available at www.proxyvote.com. V46666-P08802-Z87199 LIBERTY BROADBAND CORPORATIONAnnual Meeting of StockholdersJune 10, 2024, 8:15 a.m. Mountain TimeThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A common stock, Series B common stock, and/or Series A Cumulative Redeemable Preferred Stock held by the undersigned at the Annual Meeting of Stockholders to be held at 8:15 a.m., Mountain Time, on June 10, 2024, via a live webcast accessible at www.virtualshareholdermeeting.com/LBRD2024 and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Your Vote Counts!*Please check the meeting materials for any special requirements for meeting attendance.Smartphone usersPoint your camera here and vote without entering a control numberFor complete information and to vote, visit www.ProxyVote.com Control #V46668-P08802-Z87199LIBERTY BROADBAND CORPORATION2024 Annual MeetingVote by June 9, 2024 11:59 p.m. New York City time for shares held directly. For shares held in the GCI 401(k) Plan, vote by June 5, 2024 11:59 p.m. New York City time.BROADRIDGE CORPORATE ISSUER SOLUTIONSC/O LIBERTY BROADBAND CORPORATIONP.O. BOX 1342BRENTWOOD, NY 11717You invested in LIBERTY BROADBAND CORPORATION and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2024.Get informed before you voteView the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.Vote Virtually at the Meeting*June 10, 20248:15 a.m., Mountain TimeVirtually at:www.virtualshareholdermeeting.com/LBRD2024*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.comPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.Voting ItemsBoard RecommendsV46669-P08802-Z87199THIS IS NOT A VOTABLE BALLOTThis is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.1. Election of DirectorsForNominees:01) Julie D. Frist02) J. David Wargo2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2024.For3. The incentive plan proposal, to adopt the Liberty Broadband Corporation 2024 Omnibus Incentive Plan.For4. The say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers.ForNOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.